UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Eric S. Bergeson Wasatch Advisors, Inc. 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2019

Item 1.  Report to Shareholders.

2019 ANNUAL REPORT SEPTEMBER 30, 2019 FUND NAME Investor Class Institutional Class Wasatch Core Growth Fund WGROX WIGRX Wasatch Emerging India Fund WAINX WIINX Wasatch Emerging Markets Select Fund WAESX WIESX Wasatch Emerging Markets Small Cap Fund WAEMX WIEMX Wasatch Frontier Emerging Small Countries Fund WAFMX WIFMX Wasatch Global Opportunities Fund WAGOX WIGOX Wasatch Global Value Fund FMIEX WILCX Wasatch International Growth Fund WAIGX WIIGX Wasatch International Opportunities Fund WAIOX WIIOX Wasatch Micro Cap Fund WMICX - Wasatch Micro Cap Value Fund WAMVX - Wasatch Small Cap Growth Fund WAAEX WIAEX Wasatch Small Cap Value Fund WMCVX WICVX Wasatch Ultra Growth Fund WAMCX - Wasatch-Hoisington U.S. Treasury Fund WHOSX – WASATCH GLOBAL INVESTORS Beginning January 31, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholderreports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, (such as a broker - dealer or bank). Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker- dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.551.1700 or by enrolling in “eDelivery” by logging into your account at https://wasatchfunds.olaccess.com. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.551.1700 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Wasatch Funds held in your account if you invest through a financial intermediary or all Wasatch Funds held with the fund complex if you invest directly with the fund.

WASATCH FUNDS

Salt Lake City, Utah

wasatchglobal.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS — STAYING HUMBLE, FOCUSED ON THE LONG TERM

JB Taylor CEO and Head of U.S. Small Cap Investing

DEAR FELLOW SHAREHOLDERS:

We’re pleased to report that performance results relative to our benchmarks across most of the Wasatch funds have been exceptional over the past one-year, five-year and 10-year or since-inception periods. As always, you can access up-to-date returns for all the standard time periods on our website at wasatchglobal.com.

Our performance results over five years and beyond have been gratifying to us because the long term has consistently been our focus. Nevertheless, we know that the markets don’t always reward good investment decisions within the timespan we deem appropriate. This is why we think it’s so important for us to stay humble and realize that the wind won’t always be at our backs.

Moreover, we think it’s critical for us to continually question our analyses and investment decisions because we understand that, as Mark Twain reportedly said, “It ain’t what you don’t know that gets you into trouble. It’s what you know for sure that just ain’t so.” The discussion below reflects the results of hard questions to ensure that we stay positioned most appropriately in our U.S. small-cap strategies.

MARKETS

In the U.S., the large-cap S&P 500® Index rose 4.25% during the 12 months ended September 30, 2019. The technology-heavy Nasdaq Composite Index was up a marginal 0.52%. The Russell 2000® Index of small caps fell -8.89%. Growth-oriented small caps fell even more, with the Russell 2000 Growth Index down -9.63%.

Value-oriented small caps in the Russell 2000 Value Index were down a lesser -8.24% during the 12 months, as value stocks — including those across larger market capitalizations — showed signs late in the period of holding up better than their growth counterparts. Investors’ recent preference for value stocks over growth names was the first major “value reversal” since the 2016 post-election market performance. We discuss growth versus value in greater detail below.

Generally speaking, international stocks had uninspiring performance during the 12 months. The MSCI World ex USA Index was down slightly at -0.95%. The MSCI AC (All Country) World ex USA Small Cap Index lost -5.63%. And the MSCI Emerging Markets Index fell -2.02%.

In terms of fixed-income securities, intermediate- and long-term bond yields fell, which may have had something to do with disinflationary forces and extremely low or even negative interest rates overseas. Beyond that, there was probably a flight to safety as angst intensified over politics and trade-war tensions. Because bond prices move in the opposite direction of yields, bond indexes posted positive returns for the 12 months. The Bloomberg Barclays US Aggregate Bond Index increased 10.30%. And the Bloomberg Barclays US 20+ Year Treasury Bond Index was up an impressive 25.21%.

For the most part, we believe the equity markets’ ups and downs during the past year were driven by day-to-day events — rather than by meaningful changes in company fundamentals. And since the short term isn’t the main focus of our investment research, in this letter we’d like to discuss broader, longer-term themes. These themes center on U.S. small caps. You can read further about other topics at wasatchglobal.com.

U.S. SMALL CAPS, PRE- AND POST-GFC

As we consider the U.S. small-cap market, let’s review some statistics for the Russell 2000 Index — which roughly represents the target universe for our strategies that invest in U.S. small caps. We’d like to discuss growth, valuations and quality in the 10 years prior to the global financial crisis (GFC) and in the almost 10 years after the GFC.

In terms of companies’ growth, the median sales growth was 9.2% pre-GFC and 6.6% post-GFC. In terms of valuations, the median market value to sales ratio was 1.6 pre-GFC and 1.8 post-GFC. In terms of quality, the median return on assets was 2.6% pre-GFC and 1.6% post-GFC. What all this means is that post-GFC for the Russell 2000 Index, growth has come down, valuations have risen and quality has deteriorated.

Another important point is that prior to the GFC, stock prices were largely driven by sales and earnings growth — rather than by price/earnings (P/E) multiple expansion. After the GFC, stock prices were again driven by sales and earnings growth, but there were also significant expansions in P/E multiples (i.e., investors were willing to pay more for a stream of earnings).

Does this mean that U.S. small caps, and growth-oriented small caps in particular, are priced “irrationally”? We don’t think so for two main reasons. First, the healthy gains in stock prices since the GFC started from a low base, and since then the U.S. economy and U.S. corporations have performed reasonably well — and ahead of most counterparts around the world. Second, it makes sense to us that extremely low interest rates have favored stocks, particularly those of small-cap companies with the potential to grow by double-digit percentages in an economy that’s expanding quite slowly by comparison.

Moreover, although P/E multiples expanded for several years after the GFC, in the past two years, P/E multiples overall for profitable companies have actually contracted. In our analysis of the majority of our U.S. small-cap holdings and of Russell 2000 positions, we found that stock returns were influenced mainly by sales growth, and to a lesser extent by profit-margin improvement that led to even better earnings growth — not by P/E multiple expansion. For Wasatch holdings, sales growth was especially strong.

SEPTEMBER 30, 2019 (UNAUDITED)

U.S. VERSUS INTERNATIONAL, AND GROWTH VERSUS VALUE

Regarding our investment outlook, we often receive two main questions from shareholders. First, how do U.S. valuations compare to international valuations? And second, what are the implications of the situation in which growth-oriented investing has outperformed value-oriented investing by a substantial margin (the past few months notwithstanding)?

As for the first question, when we looked at returns for the U.S. small-cap Russell 2000 Index versus the MSCI AC World ex USA Small Cap Index since the end of the GFC in 2009, we found that the two indexes performed similarly through 2012. After 2012, however, the Russell 2000 gained a large performance advantage. At the same time, sales growth and earnings growth have been in the same vicinity for both indexes. So we can conclude that valuations are somewhat higher among the U.S. small caps in the Russell 2000.

Does this mean that now’s the time for investors to skew their holdings internationally? While there’s always a good case for international diversification, we don’t think the U.S./international balance should necessarily change. For one, we aren’t investing in an index. Moreover, as mentioned, P/E multiples overall for profitable U.S. small-cap companies held by Wasatch have actually declined during the past two years as our companies have strongly delivered on sales and earnings improvement. Beyond that, the U.S. is home to many of the innovative companies that are able to generate high growth within the context of a slowly expanding world economy.

As for the second question — growth versus value — it’s important to understand the circumstances that lead some practitioners of growth-oriented investing to get into trouble. Oftentimes, it’s when there’s a bubble in stock prices for companies that don’t live up to their hype as total game-changers. A prime example was 2000’s peak in the dot-com mania — which, by the way, we at Wasatch largely avoided. We don’t see a similar situation today. SaaS companies, for example, really are changing productivity, commerce and entertainment for the better.

Let’s revisit the dot-com mania to help us gain a better understanding of where valuations stand today. The bubble burst in 2000, and the Russell 2000 Growth Index didn’t start recovering until 2002. So by 2003, growth stocks had still been major laggards for more than a decade compared to the value names in the Russell 2000 Value Index. From 2003 to 2013, growth and value stocks performed almost in lockstep.

The period from 2013 to the present has been when growth names have really done well on a relative basis. But rather than seeing this as a sign of significant overpricing in growth stocks, we think this reflects (1) some ongoing catching up from the dot-com crash, (2) the truly spectacular operating performance of certain companies in the Russell 2000 Growth Index, and (3) investors’ rational attraction to companies with faster sales and earnings growth within the context of extremely low interest rates and a slowly expanding economy.

We do acknowledge, however, that there are certainly some areas in which stocks are overpriced. We just don’t see signs of a widespread bubble. And, as mentioned, we never did get caught up in the dot-com mania because we were grounded in our bottom-up research of company fundamentals. As a result, we were willing to lag index performance until we were eventually vindicated by the market. Moreover, we believe that as active, non-index investors, we can still find some of tomorrow’s winners in the competition to grow sales and earnings at double-digit rates.

With sincere thanks for your continuing investment and for your trust,

JB Taylor

CEO and Head of U.S. Small Cap Investing

Information in this report regarding market or economic trends, or the factors influencing historical or future performance, reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

Wasatch Global Investors is the investment advisor to Wasatch Funds.

Wasatch Funds are distributed by ALPS Distributors, Inc. (ADI). ADI is not affiliated with Wasatch Global Investors.

Definitions of financial terms and index descriptions and disclosures begin on page 34.

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	SEPTEMBER 30, 2019 (UNAUDITED)

Management Discussion

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Paul Lambert and Mike Valentine.

JB Taylor Lead Portfolio Manager	Paul Lambert Portfolio Manager	Mike Valentine Portfolio Manager

OVERVIEW

After solid performance during the previous fiscal year, many stocks took a breather during the 12 months ended September 30, 2019. Against this weakness, we were relatively pleased with our results. The Wasatch Core Growth Fund — Investor Class lost -0.37%, outperforming the -8.89% decline in the benchmark Russell 2000 Index and the -9.63% fall in the Russell 2000 Growth Index.

Issues surrounding Federal Reserve policy, trade and other short-term macro conditions seemed to drive most of the significant market moves during the 12 months. Having said that, our investment decisions aren’t based primarily on macro themes.

In terms of sector results during the 12 months, our information-technology and consumer-discretionary holdings did well on an absolute basis and relative to their benchmark counterparts. At the other end of the spectrum, our laggards were primarily concentrated in financials.

DETAILS OF THE YEAR

The top contributor to Fund performance for the 12 months was Euronet Worldwide, Inc., an electronic-payments provider. Euronet operates roughly 40,000 ATMs, 293,000 traditional point-of-sale (POS) terminals, 719,000 prepaid POS terminals and 369,000 money-transfer networks. In a crowded field, Euronet continues to shine with extensive operations managed from an unassuming headquarters in a Kansas City suburb. The company released full-year 2018 earnings and delivered a 35% increase in operating income year-over-year. As is often the case with stronger-than-expected numbers, Euronet’s stock price soared post-release. Although the stock price has appreciated considerably, we still believe the company remains fairly valued. We continue to be impressed with Euronet’s operating discipline — as 2018 was the sixth consecutive year that management delivered strong double-digit growth in adjusted earnings per share.

Another major contributor was Copart, Inc., which processes and auctions salvaged vehicles primarily to licensed dismantlers, rebuilders and used-vehicle dealers. The company has been benefiting from high demand and a sufficient supply of wrecked vehicles. Copart has been able to sustain operating margins even as capital expenditures have been on the rise for its expansion in the U.S., Germany, Brazil and Canada. The company has an unusually strong balance sheet, particularly for an operation growing on multiple continents. We believe Copart has long been a prime example of how well-managed businesses can grow assertively while maintaining a healthy financial footing.

Metro Bank plc was the largest detractor from Fund performance for the 12 months. Troubles emerged in January when regulators discovered the bank had incorrectly applied low risk weightings to its mortgage book. In mid-May, the bank successfully raised £375 million ($467 million) in a highly dilutive sale of shares. Metro also disclosed measures to change its lending mix away from commercial real estate and loans to landlords. Despite Metro’s missteps, we still hold the stock, in part because of the bank’s unique business model that drives customer loyalty, brand awareness and market share. Chief Executive Officer Craig Donaldson ranks among the United Kingdom’s most-favorably viewed CEOs in employee surveys, while Metro’s “Net Promoter Score” — an indicator of how likely a customer is to recommend a company — is well above industry peers.

Another significant detractor was Ollie’s Bargain Outlet Holdings, Inc., which operates a chain of retail stores that sell housewares, food, books, stationery, bed and bath supplies, floor coverings, toys and hardware. As an off-price retailer, the company offers a constantly changing selection of close-out items and other brand-name merchandise at deeply discounted prices. Ollie’s opened 29 new stores during the first half of 2019 — including 13 former Toys “R” Us locations that came online at roughly the same time. Strong sales at the new stores increased cannibalization and supply-chain pressures, hurting the sales performance of existing stores. We view these developments as temporary and believe the long-term prospects for Ollie’s remain intact. We also believe Ollie’s business model offers a measure of insulation from Amazon-type competition. We used recent weakness in the stock as an opportunity to add to our position.

OUTLOOK

Rather than getting caught up in short-term market events, here are some of our thoughts regarding the fundamentals of the U.S. small-cap market. Valuations are elevated, but they don’t appear “irrational.” Compared to the generally phenomenal performance of stocks in the decade since the end of the global financial crisis, U.S. small-cap returns in the past two years have been lower — but still positive — and more volatile. Despite recent stock-price increases, valuations for profitable companies are actually somewhat lower today compared to two years ago. At both the sector and individual-stock level, returns over the past two years have been increasingly driven by fundamentals and have been less broad-based. Going forward, we expect fundamentals to continue to play larger roles in determining stock returns.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	SEPTEMBER 30, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Core Growth (WGROX) — Investor	-0.37%	13.12%	14.52%
Core Growth (WIGRX) — Institutional	-0.22%	13.26%	14.62%
Russell 2000® Index	-8.89%	8.19%	11.19%
Russell 2000® Growth Index	-9.63%	9.08%	12.25%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are Investor Class: 1.18% / Institutional Class — Gross: 1.08%, Net: 1.06%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Pool Corp.	3.3%

Trex Co., Inc.	3.3%

RBC Bearings, Inc.	3.2%

Tyler Technologies, Inc.	3.2%

Balchem Corp.	3.1%

Company	% of Net Assets

ICON plc (Ireland)	3.1%

Monro, Inc.	2.8%

InterXion Holding N.V. (Netherlands)	2.7%

Guidewire Software, Inc.	2.4%

Euronet Worldwide, Inc.	2.4%

*

As of September 30, 2019, there were 56 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these or any indexes.

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	SEPTEMBER 30, 2019 (UNAUDITED)

Management Discussion

The Wasatch Emerging India Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager	Matthew Dreith, CFA Portfolio Manager	OVERVIEW For the 12-month period ended September 30, 2019, the benchmark MSCI India Investable Market Index (IMI) rose a moderate 3.26% amid a generally difficult environment for emerging markets. Surpassing its benchmark by a wide margin, the Wasatch Emerging India Fund — Investor Class increased 15.06%.

During the period, Indian stocks were rocked as financial markets reacted negatively to the government’s new budget. Presented by recently appointed Finance Minister Nirmala Sitharaman, the annual financial statement failed to include initiatives to stimulate India’s decelerating economy. Instead, provisions to impose higher taxes on the wealthy and some foreign funds spooked investors.

Later in the period, sentiment improved somewhat after the government announced measures aimed at boosting consumer demand, bolstering imports and attracting foreign investment. However, these efforts came in fits and starts and were largely seen as inadequate. Moreover, gross domestic product (GDP) grew just 5% year-over-year in the April-to-June quarter — the weakest pace since March 2013. Investors hoped a windfall from the central bank in excess of US$24 billion would increase the government’s fiscal scope to confront the slowdown in growth.

In September, investors got at least part of what they wanted. Indian stocks soared after the government slashed corporate taxes by approximately US$20 billion, taking the rate for local companies to one of the lowest in Asia. India joined Indonesia in cutting taxes on corporations as Asian countries attempt to lure manufacturers seeking to escape tariffs and other disruptions tied to the trade dispute between the U.S. and China.

Financials comprised the greatest source of outperformance relative to the benchmark, followed by health care and materials. In each of these sectors, the Fund’s holdings significantly outpaced the corresponding positions in the benchmark. The largest sources of weakness against the benchmark were consumer discretionary and information technology. In these sectors, our stocks underperformed.

DETAILS OF THE YEAR

The top contributor to Fund performance for the 12-month period was Bajaj Finance Ltd. An Indian non-bank financial company, Bajaj Finance offers a broad spectrum of lending services that include vehicle loans, mortgage loans, consumer loans and commercial loans. Because financials such as Bajaj tend to pay high effective tax rates, they are expected to benefit most as lower corporate taxes in India translate into higher earnings for the sector.

ICICI Lombard General Insurance Co. Ltd. was another major contributor. Operating in a strong and growing industry, ICICI Lombard is the leading general insurance company in India. The company has recently focused on building its own digital capabilities. To accomplish this, ICICI Lombard has set up a separate arm named ICICI Lombard Digital, which is run like a start-up technology company and is dedicated to developing ICICI Lombard’s digital platform.

The largest detractor from Fund performance for the 12-month period was V-Mart Retail Ltd. The company operates department stores specializing in apparel. In response to disappointing same-store sales growth, management cited a liquidity crunch that caused consumers to hold back on spending in the rural areas where V-Mart operates the majority of its stores. Compared to the same period a year ago, profit after tax was essentially flat after adjusting for a government-mandated accounting change pertaining to leased assets. On the plus side, we believe management’s aggressive plans for expansion indicate confidence in the company’s business model and long-term market opportunity.

Another significant detractor was Endurance Technologies Ltd. The company makes automotive components for vehicle manufacturers in India and Europe. Boosted by mega-project incentives from the Indian government, consolidated profit after tax at Endurance rose significantly in the company’s most-recent reporting period. But revenue growth from operations was lackluster, which management attributed to declining industry sales of two-wheeled and three-wheeled vehicles. Investors also reacted negatively to news that Endurance was considering diversification into the tire business — a capital-intensive and comparatively less-profitable business with well-established competitors.

OUTLOOK

The Indian government’s unexpected cut in corporate taxes in September appears to be a game-changer. Although India remains the best long-term growth story in emerging markets in our view, the country’s economy has been decelerating. By slashing the structural corporate tax rate, the government has reset expectations for corporate earnings and economic development.

Perhaps the tax reform’s most-important and lasting impact will come in the area of foreign direct investment. One of the greatest challenges India faces over the coming decade is to create jobs for its young and growing population. With trade frictions between the U.S. and China heating up, we think foreign manufacturers seeking a favorable location to set up shop will find India’s new tax regime attractive.

Change requires time in a country the size of India. That’s why, when assessing India’s future prospects, we tend to focus on the direction of change rather than its pace. In taking such a bold step to improve the business environment and encourage the creation of wealth, India appears to be very much headed in the right direction.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	SEPTEMBER 30, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 4/26/11
Emerging India (WAINX) — Investor	15.06%	11.94%	11.06%
Emerging India (WIINX) — Institutional	15.23%	12.08%	11.14%
MSCI India IMI	3.26%	3.87%	2.11%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging India Fund are Investor Class: 1.70% / Institutional Class — Gross: 1.60%, Net: 1.51%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Bajaj Finance Ltd. (India)	9.7%

ICICI Lombard General Insurance Co. Ltd. (India)	6.0%

HDFC Bank Ltd. (India)	5.5%

Dr. Lal PathLabs Ltd. (India)	5.0%

Pidilite Industries Ltd. (India)	4.6%

Company	% of Net Assets

Aavas Financiers Ltd. (India)	4.6%

Elgi Equipments Ltd. (India)	4.2%

Amara Raja Batteries Ltd. (India)	4.1%

AU Small Finance Bank Ltd. (India)	4.1%

Britannia Industries Ltd. (India)	4.1%

*

As of September 30, 2019, there were 36 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. †Inception: April 26, 2011. The MSCI India IMI (Investable Market Index) is designed to measure the performance of the large-, mid- and small-cap segments of the Indian market. The Index covers approximately 99% of the free-float adjusted market capitalization of the Indian equity universe. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	SEPTEMBER 30, 2019 (UNAUDITED)

Management Discussion

The Wasatch Emerging Markets Select Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Roger Edgley, Scott Thomas and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager Scott Thomas, CFA Associate Portfolio Manager	Roger Edgley, CFA Portfolio Manager Matthew Dreith, CFA Associate Portfolio Manager

OVERVIEW

On the back of escalating U.S.-China trade tensions and worries about global growth, emerging-market equities were volatile during the 12-month period ended September 30, 2019. The benchmark MSCI Emerging Markets Index slipped -2.02% for the period. Outpacing its benchmark, the Wasatch
Emerging Markets

Select Fund — Investor Class rose 8.85%.

Central banks and governments in developing nations escalated efforts to shore up their economies amid a deepening global economic slowdown. Thailand, Indonesia, the Philippines and Mexico all cut interest rates after the U.S. Federal Reserve began lowering borrowing costs in July.

According to official data released on the last day of the period, Chinese factory activity contracted in September. The report suggested China’s economy continued to lose momentum as trade frictions curbed demand for exports and domestic headwinds impacted consumption. Expectations of additional stimulus measures from the Chinese government seemed to provide scant relief for anxious investors seeking a positive catalyst to drive enthusiasm for emerging markets.

In September, India seemed to provide at least part of what was hoped for by investors. Indian stocks soared after the government slashed corporate taxes by approximately US$20 billion, taking the rate for local companies to one of the lowest in Asia. The surprise move followed a series of support measures announced over the previous month aimed at boosting consumer demand, bolstering imports and attracting foreign investment.

The Fund’s most-heavily weighted country, India was the largest source of outperformance relative to the benchmark. Taiwan and Brazil were among other countries in which the Fund outperformed. Korea and Mexico were areas of weakness.

DETAILS OF THE YEAR

The top contributor to Fund performance for the 12-month period was Bajaj Finance Ltd. An Indian non-bank financial company, Bajaj Finance offers a broad spectrum of lending services that include vehicle loans, mortgage loans, consumer loans and commercial loans. Because financials such as Bajaj tend to pay high effective tax rates, they are expected to benefit most as lower corporate taxes in India translate into higher earnings for the sector.

ICICI Lombard General Insurance Co. Ltd. was another major contributor. Operating in a strong and growing industry, ICICI Lombard is the leading general insurance company in India. The company has recently focused on building its own digital capabilities. To accomplish this, ICICI Lombard has set up a separate arm named ICICI Lombard Digital, which is run like a start-up technology company and is dedicated to developing ICICI Lombard’s digital platform.

Medytox, Inc. was the largest detractor from Fund performance for the 12-month period. A Korean company with significant sales in China, Medytox manufactures neurotoxins for cosmetic applications. Since late 2018, the company has struggled as the Chinese government cracked down on the industry’s so-called “grey market” — unofficial locations such as hair salons that account for approximately 70% of neurotoxin cosmetic sales in China. Medytox anticipates official approval for its products in China during the next few months, however, and we expect the grey market to represent a smaller portion of the company’s sales going forward.

Page Industries Ltd. was another significant detractor. The company manufactures and sells undergarments branded with the Jockey name in India. The stock has languished in recent months as a shortage of liquidity in India prevented distributors and end-retailers from accessing the capital necessary to stock Page’s products. The company also has struggled to refine its marketing message in the women’s-innerwear segment. We believe management has adequately addressed the marketing challenges, and we remain patient. Over the long term, we believe the women’s-innerwear and athleisure segments offer growth prospects that may ultimately exceed those of Page’s core, men’s-innerwear business.

OUTLOOK

The Wasatch Emerging Markets Select Fund seeks companies and countries with their own unique growth drivers. We look for high-quality businesses benefiting from secular trends in domestic demand tied to the long-term development of a country’s middle class. Generally speaking, we try to avoid companies whose fortunes are subject to export demand from developed markets and the whims of the global economy.

While it may be interesting to speculate about when, how or if the U.S.-China trade war will end, our bottom-up investment approach requires no such predictions or forecasts. Instead, we continue to apply our discipline with a long horizon, and we feel comfortable with our companies and investment approach despite the increasingly uncertain macro backdrop.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	SEPTEMBER 30, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 12/13/12
Emerging Markets Select (WAESX) — Investor	8.85%	1.94%	1.90%
Emerging Markets Select (WIESX) — Institutional	9.19%	2.20%	2.22%
MSCI Emerging Markets Index	-2.02%	2.33%	1.88%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Select Fund are Investor Class — Gross: 1.76%, Net: 1.51% / Institutional Class —  Gross: 1.45%, Net: 1.21%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Bajaj Finance Ltd. (India)	9.3%

Silergy Corp. (Taiwan)	5.2%

MercadoLibre, Inc. (Brazil)	5.1%

Raia Drogasil S.A. (Brazil)	4.6%

HDFC Bank Ltd. (India)	4.3%

Company	% of Net Assets

ICICI Lombard General Insurance Co. Ltd. (India)	3.8%

PT Bank Central Asia Tbk (Indonesia)	3.5%

BGF Retail Co. Ltd. (Korea)	3.4%

Asian Paints Ltd. (India)	3.3%

Vitasoy International Holdings Ltd. (China)	3.2%

*

As of September 30, 2019, there were 39 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. †Inception: December 13, 2012. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure the equity market performance of emerging markets. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	SEPTEMBER 30, 2019 (UNAUDITED)

Management Discussion

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Roger Edgley, Dan Chace, Andrey Kutuzov, Scott Thomas and Kevin Unger.

Ajay Krishnan, CFA Lead Portfolio Manager	Roger Edgley, CFA Portfolio Manager	Dan Chace, CFA Portfolio Manager

Andrey Kutuzov, CFA Associate Portfolio Manager	Scott Thomas, CFA Associate Portfolio Manager	Kevin Unger, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch Emerging Markets Small Cap Fund —  Investor Class finished the 12 months ended September 30, 2019 with a gain of 7.29%, significantly outperforming its benchmark, the MSCI Emerging Markets Small Cap Index, which lost -5.49% over the same period.

Stock selection — particularly in Taiwan and India — was a significant driver of the Fund’s outperformance of its benchmark during a tumultuous year that saw the overall emerging-market asset class sink on the back of escalating U.S.-China trade tensions and worries about slowing global growth. Taiwan saw its markets attract $2.9 billion in foreign investments during September, continuing the upward trend that helped make the country the Fund’s second-best contributor. Korea subtracted the most from the Fund’s return, although collectively our Korean stocks slightly outperformed their benchmark counterparts. An ongoing trade dispute between Japan and Korea served as a source of uncertainty for investors for much of the year. Mexico was the Fund’s second-largest detractor.

DETAILS OF THE YEAR

It is worth noting that India, the Fund’s most overweight country versus the benchmark, finished the year as the largest contributor on a country basis even though, this time last year, many analysts foresaw a dire future for investors in India. Consider one analyst writing almost precisely one year ago, in September of 2018, who argued that India’s markets are “in the throes of a bear hug.”

Throughout the year, however, investors piled seemingly en masse into India’s equity markets, with India attracting an estimated $1 billion in foreign investments in September 2019 alone following the government’s decision to slash corporate tax rates by US$20 billion. One of the main beneficiaries of this Indian bump was Bajaj Finance Ltd., a significant contributor to Fund performance over the past 12 months. An Indian non-bank financial company, Bajaj Finance offers a broad spectrum of lending services that include vehicle loans, mortgage loans, consumer loans and commercial loans. Because financials such as Bajaj tend to pay high effective tax rates, they are expected to benefit most as lower corporate taxes in India translate into higher earnings for the sector.

ICICI Lombard General Insurance Co. Ltd. was also among the Fund’s top contributors for the year. Operating in a strong and growing industry, ICICI Lombard is the leading general insurance company in India. The company has recently focused on building its own digital capabilities by setting up a separate arm named ICICI Lombard Digital, which is run like a start-up technology company and is dedicated to developing ICICI Lombard’s digital platform.

Medytox, Inc., a Korean manufacturer of neurotoxins for cosmetic applications with significant sales in China, was the Fund’s greatest overall detractor for the 12-month period. Since late 2018, Medytox has struggled as the Chinese government cracked down on the industry’s so-called “grey market” — unofficial locations such as hair salons that account for approximately 70% of neurotoxin cosmetic sales in China. Medytox anticipates official approval for its products in China during the next few months, and we expect the grey market to represent a smaller portion of the company’s sales going forward.

Among our holdings in Mexico, the largest detractor from Fund performance was Unifin Financiera S.A.B. de C.V., a market-leading non-bank financial company in an underpenetrated leasing market. We continue to like the company’s prospects and increased our position during the year.

OUTLOOK

As trade and global growth concerns intensified during 2019, the Fund has fared substantially better than its benchmark. We attribute much of the recent outperformance to our unique investment approach to emerging markets. While traditional emerging-market funds tend to be heavily weighted in exporters and commodity producers, our analysis has shown these companies to be significantly correlated with the developed markets that buy their products, with the global economy in general and, therefore, with one another as well. These correlations can make diversification among fund holdings difficult to achieve, and may also rob the investor of the desired level of diversification relative to developed-market investments.

The Wasatch Emerging Markets Small Cap Fund seeks companies and countries with their own unique growth drivers. We look for high-quality businesses benefiting from secular trends in domestic demand tied to the long-term development of the country’s middle class. Generally speaking, we try to avoid companies whose fortunes are subject to export demand from developed markets and the whims of the global economy. With the U.S.-China trade conflict heating up and the global economy slowing down, our portfolio of what we believe are high-quality, well-managed growth companies continued to outperform.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	SEPTEMBER 30, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Emerging Markets Small Cap (WAEMX) — Investor	7.29%	1.74%	6.98%
Emerging Markets Small Cap (WIEMX) — Institutional	7.25%	1.81%	7.02%
MSCI Emerging Markets Small Cap Index	-5.49%	-0.13%	3.21%
MSCI Emerging Markets Index	-2.02%	2.33%	3.37%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are Investor Class — Gross: 1.97%, Net: 1.95% / Institutional Class — Gross: 1.83%, Net: 1.81%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Silergy Corp. (Taiwan)	4.4%

Bajaj Finance Ltd. (India)	4.3%

ICICI Lombard General Insurance Co. Ltd. (India)	4.1%

Raia Drogasil S.A. (Brazil)	3.6%

Voltronic Power Technology Corp. (Taiwan)	3.6%

Company	% of Net Assets

Magazine Luiza S.A. (Brazil)	3.2%

Vitasoy International Holdings Ltd. (China)	3.1%

Dr. Lal PathLabs Ltd. (India)	2.8%

Info Edge India Ltd. (India)	2.8%

Globant S.A. (Argentina)	2.6%

*

As of September 30, 2019, there were 56 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI Emerging Markets and Emerging Markets Small Cap indexes are free float-adjusted market capitalization indexes designed to measure the equity market performance of emerging markets. You cannot invest directly in these or any indexes.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	SEPTEMBER 30, 2019 (UNAUDITED)

Management Discussion

The Wasatch Frontier Emerging Small Countries Fund is managed by a team of Wasatch portfolio managers led by Scott Thomas and Jared Whatcott.

Scott Thomas, CFA Lead Portfolio Manager	Jared Whatcott, CFA Portfolio Manager	OVERVIEW The Wasatch Frontier Emerging Small Countries Fund — Investor Class finished the 12 months ended September 30, 2019 with a gain of

9.16%, significantly outperforming its benchmark, the MSCI Frontier Emerging Markets Index, which was up 2.63% over the same period.

Despite the volatility of our target markets this year, the last couple of quarters have also seen strong fundamentals in our companies. While we have gone through periods during which external factors — from currency issues to commodity prices to national politics — have temporarily overwhelmed fundamental performance in many of the markets in which we invest, we are confident that as those factors come and go, holding a stable of high-quality companies gives us the best chance to weather this volatility successfully.

DETAILS OF THE YEAR

Egypt was the top overall contributor to Fund performance, on a country basis, as inflation in the country has continued to normalize and the central bank has cut interest rates, improving both investor sentiment and the backdrop against which quality companies can flourish. All three of our Egyptian holdings added to the Fund’s return, led by Cleopatra Hospital, the Fund’s second-largest individual contributor.

Cleopatra, the largest private hospital operator in Egypt, is at the forefront of consolidating a fragmented and underdeveloped hospital market. Egypt has a population of nearly 100 million people, a significant undersupply of hospital beds, and one of the lowest levels of health-care spending per capita in the region. As a result, we believe demand for Cleopatra’s services is set to grow at a rapid pace. All told, Cleopatra finished the 12-month period with a return of more than 90%.

FPT Corp., the Fund’s largest position in Vietnam, also saw its share price skyrocket during the year. FPT is primarily a software outsourcing business, offering cloud-based products and platforms intended to help customers with software development, systems integration and technology product distribution. Additionally, the company offers broadband and other telecommunication services across Vietnam. FPT was one of the Fund’s largest individual contributors with the stock up more than 115% for the year.

Globant S.A., a software-solutions company headquartered in Argentina, was the top overall contributor to Fund performance. Globant provides engineering, design and innovation services for clients in North and South America, Europe and other regions. The large-scale migration of corporate clients to digital platforms is benefiting IT service providers such as Globant. The company is considered a world-wide leader in digital-strategy consulting services.

Globant’s contribution to the Fund comes just as market uncertainty in Argentina has reached a tipping point. In August, the defeat of incumbent president Mauricio Macri was unforeseen by many analysts. Fears of a return to less market-friendly policies prompted a sell-off and international-facing companies like Globant were better-positioned to weather the ensuing tumult. Although Argentina contributed to Fund performance, largely on the strength of Globant’s stock, other holdings in the country didn’t fare as well. The leading detractor in Argentina was Bolsas y Mercados Argentinos S.A.

Bolsas y Mercados provides services for the Argentinian stock exchange operation, including a platform for managing the trading process, order management, market monitoring and risk administration. In light of the changing landscape in Argentina, decreased prospects for growth, and the company’s small weight within the Fund, we chose to sell our position in Bolsas y Mercados, preferring to focus on new, more exciting ideas.

ASA International Group plc was the most-significant detractor from Fund performance for the 12-month period. ASA is a micro-lending institution that operates across more than a dozen countries in South Asia, Southeast Asia, East Africa and West Africa. The company’s founders are among the pioneers of the micro-lending industry. Despite strong operating metrics and stable asset quality, currency depreciation in South Asia caused the company to fall short of its 20% to 25% U.S. dollar earnings-growth target. With more stability in currency markets, or at least less dramatic headwinds, ASA International should continue to expand strongly while benefiting from increasing geographic diversification.

OUTLOOK

Overall, as an asset class, frontier markets performed well for the 12 months ended September 30, 2019, with the 5.87% gain of the MSCI Frontier Markets Index outpacing the -2.02% loss of the MSCI Emerging Markets Index. We remain committed to investing in the broader universe of frontier and emerging small countries that the Fund was founded to address. We believe this universe will offer increasingly unique and attractive investment opportunities going forward.

While headlines change and risk factors move from one area to another, we continue to rely on our time-proven investment process to point us to the best companies that we believe increase our chances of weathering market crosswinds and securing long-term growth of capital for Fund shareholders. Our team of dedicated professionals continues to travel the globe in search of high-quality, long-duration growth companies. Their findings keep us excited about the promise offered by the unique frontier and emerging small countries asset class.

Thank you for the opportunity to manage your money.

Current and future holdings are subject to risk.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	SEPTEMBER 30, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 1/31/12
Frontier Emerging Small Countries (WAFMX) — Investor	9.16%	-3.35%	4.53%
Frontier Emerging Small Countries (WIFMX) — Institutional	9.09%	-3.21%	4.63%
MSCI Frontier Emerging Markets Index	2.63%	-2.32%	3.28%
MSCI Frontier Markets Index	5.87%	-1.28%	6.03%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Frontier Emerging Small Countries Fund are Investor Class — Gross: 2.31%, Net: 2.17% / Institutional Class —  Gross: 2.07%, Net: 1.98%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Cleopatra Hospital (Egypt)	5.4%

Raia Drogasil S.A. (Brazil)	5.3%

MercadoLibre, Inc. (Brazil)	4.6%

Philippine Seven Corp. (Philippines)	4.3%

PT Bank Central Asia Tbk (Indonesia)	4.1%

Commercial International Bank S.A.E (Egypt)	4.1%

Company	% of Net Assets

Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Mexico)	4.0%

Safaricom plc (Kenya)	4.0%

Banco Davivienda S.A., 2.03% (Colombia)	3.5%

FPT Corp. (Vietnam)	3.4%

*

As of September 30, 2019, there were 40 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. †Inception: January 31, 2012. The MSCI Frontier Emerging Markets and MSCI Frontier Markets indexes are free float-adjusted market capitalization indexes designed to measure the equity market performance of the global frontier and emerging markets. You cannot invest directly in these or any indexes.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	SEPTEMBER 30, 2019 (UNAUDITED)

Management Discussion

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Ajay Krishnan, Ken Applegate and Paul Lambert.

JB Taylor Lead Portfolio Manager Ken Applegate, CFA Portfolio Manager	Ajay Krishnan, CFA Lead Portfolio Manager Paul Lambert Portfolio Manager

OVERVIEW

The Wasatch Global Opportunities Fund —
Investor Class finished the 12 months ended September 30, 2019 with a gain of 0.82%, significantly outperforming its benchmark, the MSCI AC (All Country) World Small Cap Index, which lost -5.45% over the same period.

Our holdings in

the United States, which make up about 46% of the Fund’s investments, performed especially well during the year. India also contributed substantially. The two countries were the Fund’s strongest markets, with both adding significantly to its return. Stock selection was a plus for the Fund, especially in the U.S., and both the U.S. and India outperformed their benchmark counterparts, which were down for the year.

The United Kingdom was the Fund’s leading detractor for the year. While this may seem unsurprising, given the headline-grabbing tumult surrounding Brexit, we remain positive on the long-term prospects of the market.

DETAILS OF THE YEAR

Copart, Inc. was the top contributor to Fund performance for the 12-month period. Copart processes and auctions salvaged vehicles primarily to licensed dismantlers, rebuilders and used-vehicle dealers. The company has been benefiting from high demand and a sufficient supply of wrecked vehicles. Copart has been able to sustain operating margins even as capital expenditures have been on the rise for its expansion in the U.S., Germany, Brazil and Canada. The company has an unusually strong balance sheet, particularly for an operation growing on multiple continents. We believe Copart has long been a prime example of how well-managed businesses can grow assertively while maintaining a healthy financial footing.

Globant S.A., our only holding in Argentina, was the Fund’s second-best contributor. Globant provides engineering, design and innovation services for clients in North and South America, Europe and other regions. The large-scale migration of corporate clients to digital platforms is benefiting IT service providers such as Globant. The company is considered a world-wide leader in digital-strategy consulting services.

Globant’s contribution to the Fund comes just as market uncertainty in Argentina has reached a tipping point. In August, the surprising defeat of incumbent president Mauricio Macri raised fears of a return to less market-friendly policies and prompted a sell-off in Argentina’s equity market. International-facing companies like Globant were better-positioned to weather the ensuing tumult.

Metro Bank plc subtracted the most from the Fund’s 12-month return. Troubles emerged in January when regulators discovered the bank had incorrectly applied low risk weightings to its mortgage book. In mid-May, the bank successfully raised £375 million ($467 million) in a highly dilutive sale of shares. Metro also disclosed measures to change its lending mix away from commercial real estate and loans to landlords. Despite Metro’s missteps, we still hold the stock, in part because of the bank’s unique business model that drives customer loyalty, brand awareness and market share. Chief Executive Officer Craig Donaldson ranks among the United Kingdom’s most-favorably viewed CEOs in employee surveys, while Metro’s “Net Promoter Score” — an indicator of how likely a customer is to recommend a company — is well above industry peers.

Medytox, Inc., a Korean manufacturer of neurotoxins for cosmetic applications with significant sales in China, was also a large detractor for the 12-month period. Since late 2018, Medytox has struggled as the Chinese government cracked down on the industry’s so-called “grey market” — unofficial locations such as hair salons that account for approximately 70% of neurotoxin cosmetic sales in China. Medytox anticipates official approval for its products in China during the next few months, and we expect the grey market to represent a smaller portion of the company’s sales going forward.

OUTLOOK

The past year contained no shortage of unpredictability. Seemingly daily, analysts forecast doom on the basis of shifts in market metrics or unexpected political developments. While we consider awareness of the macro environment a necessity, developments are inherently unpredictable. As such, we choose primarily to focus on factors we can better control — namely, finding companies with outstanding growth prospects and applying rigorous due diligence to both potential and current Fund holdings.

We believe our “bottom-up” investment approach, which prioritizes a company’s underlying financials and the experience of its management team over the “news of the day,” better positions us to realize long-term growth of capital for Fund shareholders. Because we focus on companies with strong fundamentals, we also believe our holdings are better able to withstand market conditions when they inevitably (and unpredictably) turn tumultuous.

Thank you for the opportunity to manage your money.

Current and future holdings are subject to risk.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	SEPTEMBER 30, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Global Opportunities (WAGOX) — Investor	0.82%	9.19%	11.34%
Global Opportunities (WIGOX) — Institutional	1.09%	9.36%	11.43%
MSCI AC World Small Cap Index	-5.45%	6.24%	9.12%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are Investor Class: 1.55% / Institutional Class — Gross: 1.66%, Net: 1.36%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Trex Co., Inc.	3.1%

Euronet Worldwide, Inc.	2.9%

Copart, Inc.	2.7%

Globant S.A. (Argentina)	2.6%

AU Small Finance Bank Ltd. (India)	2.4%

Company	% of Net Assets

RBC Bearings, Inc.	2.2%

MercadoLibre, Inc. (Brazil)	2.2%

Ensign Group, Inc. (The)	2.1%

Monolithic Power Systems, Inc.	1.9%

Knight-Swift Transportation Holdings, Inc.	1.9%

*

As of September 30, 2019, there were 77 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI AC (All Country) World Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed and emerging markets. You cannot invest directly in this or any index.

WASATCH GLOBAL VALUE FUND (FMIEX / WILCX)	SEPTEMBER 30, 2019 (UNAUDITED)

Management Discussion

The Wasatch Global Value Fund is managed by a team of Wasatch portfolio managers led by David Powers.

David Powers, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Global Value Fund —
Investor Class declined -0.40% for the 12 months ended September 30, 2019. The Fund underperformed its benchmark, the MSCI AC (All Country) World Index, which was up 1.38%, and the MSCI AC World Value Index, which returned 0.01%.

Global equity markets saw increased volatility over the past 12 months as stocks responded to macro headlines. Investor sentiment was supported by more accommodative U.S. Federal Reserve (Fed) policy, most notably a one-quarter percentage point cut in the federal-funds rate in July and again in September. Benign U.S. corporate earnings reports were also encouraging. Sentiment was dampened by U.S.-China trade tensions and signs of slowing global growth. The uncertain backdrop led to outperformance for stocks viewed as relatively defensive and underperformance for more cyclical areas of the market.

Within the MSCI AC World Index, sectors considered defensive — including utilities, consumer staples and real estate — were the best performers, while energy and materials were the biggest laggards. The Fund’s underperformance of the benchmark was driven by weakness among our holdings in the energy, financials and health-care sectors. In the utilities and materials sectors, the Fund’s holdings performed better than the benchmark’s positions.

DETAILS OF THE YEAR

The utilities sector contributed the most to Fund performance for the 12-month period. While all of our utilities stocks had gains for the year, the Fund’s top overall gainer was electric-power producer Entergy Corp. Citing opportunities to improve reliability and enable new products and services, Entergy management raised its earnings-growth outlook.

Telecommunications giant AT&T, Inc. was the second-best contributor. In its most-recent quarter, earnings were essentially in line with expectations — supported by strength in the company’s core wireless business. AT&T has been relying on free cash flow to finance its 5G buildout and pay down debt incurred in conjunction with its acquisition of Time Warner, an approach viewed favorably by investors. Sentiment with respect to AT&T’s stock also has been helped by an activist hedge-fund manager who has promoted an increased strategic focus on the core telecommunications business, the sale of lagging assets and changes to leadership.

A position in Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Munich Re) also added to performance. Munich Re and other reinsurers help companies underwriting property and casualty (P&C) policies to mitigate the impact of large claims by assuming some of the risk of loss in exchange for a portion of the premiums earned. The reinsurance and P&C segments are less affected by the economic cycle and by financial-market volatility than the banking and life-insurance businesses, which worked in the stock’s favor during the 12-month period.

Oil-field services giant Schlumberger N.V. was the largest detractor from Fund performance. The company has faced several challenges including the 2014 to 2015 dive in oil prices, the cost of mobilizing U.S. rigs to meet rising international demand as oil prices began to recover in 2016, and reduced exploration and production spending due to lack of takeaway capacity (pipelines) in the Permian Basin. We maintained our position. Schlumberger has demonstrated the highest return on capital in its space and we believe results stand to benefit from the redeployment of assets to the highly profitable international arena.

The Fund’s second-largest detractor was CVS Health Corp. Results in the company’s retail drugstore and pharmacy benefit management (PBM) businesses were disappointing. More broadly, investors have grown concerned over the pricing environment for PBMs, given proposals to eliminate rebates from drug companies and escalating political rhetoric around drug prices. We chose to sell our position in CVS.

Nordea Bank AB, a leading provider of banking services across the Nordic region, also detracted. Nordea saw year-over-year operating profits decline due to challenging conditions including pressure on net interest margins in a lower-for-longer interest-rate environment. Additionally, the bank has been investing in digital technology, especially to strengthen its regulatory and systems infrastructure. Management expects these investments to lower costs and lead to improved financial results.

OUTLOOK

We view the global economy as being in very-late-cycle mode. Manufacturing indicators have dipped to levels that usually suggest an earnings recession is not far off. Given high corporate debt levels, the U.S. Fed will likely have to lower short-term interest rates to near-zero to support capital investment. The bond market appears to have entered the risk-aversion stage, putting downward pressure on Treasury yields. At the same time, the stock market, while off its highs, is not inexpensive as investors have focused more on the upside to Fed rate cuts than on the reasoning behind them. Equity investors appear to be basing their outlook on healthy consumer spending and low unemployment, metrics that will likely be challenged as companies start to reduce headcounts.

In our view, embedded earnings expectations are too high. Should the outlook for earnings growth turn negative, the market reaction will likely be significant. Given this view of the cycle, we continue to prefer a defensive-minded approach. The Fund remains tilted toward higher-quality companies within the large-cap value universe, as gauged by strong and sustainable free cash flows and solid balance sheets. Relative to the MSCI AC World Value Index, the Fund’s holdings are less expensive, less market sensitive and less cyclical, while paying higher dividends. We believe the Fund is well-positioned for the current environment.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH GLOBAL VALUE FUND (FMIEX / WILCX)	SEPTEMBER 30, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Global Value (FMIEX) — Investor	-1.04%	5.99%	8.23%
Global Value (WILCX) — Institutional	-0.89%	6.13%	8.33%
MSCI AC World Index	1.38%	6.65%	8.35%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Value Fund are Investor Class — Gross: 1.19%, Net: 1.11% / Institutional Class — Gross: 1.58%, Net: 0.95%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Loss of principal is a risk of investing.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Exelon Corp.	4.4%

AT&T, Inc.	4.3%

China Mobile Ltd. (China)	4.3%

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	4.2%

Pfizer, Inc.	4.1%

Company	% of Net Assets

Wells Fargo & Co.	3.9%

Suncor Energy, Inc. (Canada)	3.8%

Royal Dutch Shell plc ADR, Class A (United Kingdom)	3.2%

EPR Properties	3.1%

Axis Capital Holdings Ltd.	3.1%

*

As of September 30, 2019, there were 36 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI AC (All Country) World Index captures large- and mid-cap representation across 23 developed-market and 26 emerging-market countries. With over 2,800 constituents, the Index covers approximately 85% of the global investable equity opportunity set. You cannot invest directly in this or any index.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	SEPTEMBER 30, 2019 (UNAUDITED)

Management Discussion

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Roger Edgley and Linda Lasater.

Ken Applegate, CFA Lead Portfolio Manager	Roger Edgley, CFA Portfolio Manager	Linda Lasater, CFA Portfolio Manager

OVERVIEW

The Wasatch International Growth Fund — Investor Class finished the 12 months ended September 30, 2019 down -9.76%, underperforming its benchmark, the MSCI AC (All Country) World ex USA Small Cap Index, which lost -5.63% over the same period.

Our emerging-market holdings, notably those in India, Taiwan and China, outperformed the Fund’s developed-market holdings, as well as their emerging-market counterparts in the benchmark for the 12-month period.

On a country basis, the United Kingdom was the Fund’s leading detractor during the year. While this may seem unsurprising, given the headline-grabbing tumult surrounding Brexit, we remain positive on the long-term prospects of the market. Although we sold several U.K. holdings for various reasons during the year, we continue to like our remaining holdings, which tend to be more globally focused and therefore less dependent on a healthy domestic backdrop.

DETAILS OF THE YEAR

Metro Bank plc subtracted the most from Fund performance for the year. Troubles emerged in January when regulators discovered the bank had incorrectly applied low risk weightings to its mortgage book. In mid-May, the bank successfully raised £375 million ($467 million) in a highly dilutive sale of shares. Metro also disclosed measures to change its lending mix away from commercial real estate and loans to landlords. Despite Metro’s missteps, we still hold the stock, in part because of the bank’s unique business model that drives customer loyalty, brand awareness and market share. Chief Executive Officer Craig Donaldson ranks among the United Kingdom’s most-favorably viewed CEOs in employee surveys, while Metro’s “Net Promoter Score” — an indicator of how likely a customer is to recommend a company — is well above industry peers.

We sold our position in second-largest detractor Burford Capital Ltd., a New York-based legal firm offering arbitration and litigation finance services whose stock is traded on the London Stock Exchange. Burford’s stock declined precipitously in August following the release of a short-selling report by U.S. investment firm Muddy Waters Research. While we did not find the glaring issues suggested by the short-selling report, the public tête-a-tête nonetheless highlighted how opaque Burford’s business is given the legal nature of its work. Our optimism for Burford was subsequently diminished and we chose to take the opportunity to focus on several new, more exciting ideas.

Ted Baker plc, a British designer brand, was also a detractor for the 12-month period. While we believe the Ted Baker brand is relevant and has global potential, our faith in management waned and we sold the stock in June.

Silergy Corp. was the largest individual contributor to Fund performance. Silergy manufactures high-performance mixed-signal and analog integrated circuits used in a wide array of electronic devices. In keeping with our belief that there are nearly always solid growth prospects to be found, even in down markets, Silergy represents a rare example of a company that has the potential to benefit from a U.S.-China trade war that has otherwise tended to serve as a diminishing force on global markets. With Chinese officials singling out technology as an area of focus, and the ongoing trade war increasingly causing China to favor its own domestic producers, Silergy — which is headquartered in Hangzhou, China with its stock traded on the Taiwan Stock Exchange — enjoyed a boost and exceeded market expectations for the year.

It is worth noting that India, the Fund’s most overweight emerging market, finished the year as the largest contributor on a country basis. Throughout the year, investors piled seemingly en masse into India’s equity markets, with India attracting an estimated $1 billion in foreign investments in September 2019 alone following the government’s decision to slash corporate tax rates by US$20 billion.

The Fund’s top beneficiary of this Indian bump was ICICI Lombard General Insurance Co. Ltd., a significant contributor to performance over the past year. Operating in a strong and growing industry, ICICI Lombard is the leading general insurance company in India. The company has recently focused on building its own digital capabilities, setting up a separate arm named ICICI Lombard Digital, which is run like a start-up technology company and is dedicated to developing ICICI Lombard’s digital platform.

OUTLOOK

Our generally positive outlook, despite increasingly uncertain macro conditions, is due in large part to our bottom-up approach that sees our 34 analysts and researchers undertake deep due diligence before making any investing decision. This rigorous approach means we aim to invest in high-quality, long-duration growth companies with top-notch management teams. We believe these are the companies more likely to be well-prepared for the inevitable (and unpredictable) macroeconomic ebbs and flows, whenever they may arise and whatever their catalyst may be.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	SEPTEMBER 30, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
International Growth (WAIGX) — Investor	-9.76%	6.02%	10.25%
International Growth (WIIGX) — Institutional	-9.67%	6.11%	10.30%
MSCI AC World ex USA Small Cap Index	-5.63%	3.98%	6.13%
MSCI World ex USA Small Cap Index	-5.62%	5.14%	6.93%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are Investor Class: 1.45% / Institutional Class — Gross: 1.36%, Net: 1.35%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Silergy Corp. (Taiwan)	2.4%

Vitasoy International Holdings Ltd. (China)	2.2%

Cochlear Ltd. (Australia)	2.1%

Halma plc (United Kingdom)	2.0%

Nihon M&A Center, Inc. (Japan)	1.9%

Company	% of Net Assets

DiaSorin S.p.A. (Italy)	1.9%

Royal Unibrew A/S (Denmark)	1.8%

Canadian Western Bank (Canada)	1.7%

Diploma plc (United Kingdom)	1.7%

Abcam plc (United Kingdom)	1.7%

*

As of September 30, 2019, there were 85 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI AC (All Country) World ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States, and in emerging markets. The MSCI World ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States. You cannot invest directly in these or any indexes.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	SEPTEMBER 30, 2019 (UNAUDITED)

Management Discussion

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Linda Lasater, Jared Whatcott and Allison He.

Linda Lasater, CFA Lead Portfolio Manager	Jared Whatcott, CFA Portfolio Manager	Allison He, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch International Opportunities Fund — Investor Class finished the fiscal year ended September 30, 2019 with a gain of 1.61%, significantly outperforming its benchmark, the MSCI AC (All Country) World ex USA Small Cap Index, which experienced a loss of -5.63% over the same period.

Stock selection supported an impressive performance contribution from our emerging-market holdings, which cumulatively outperformed those in the benchmark, as well as their developed-market counterparts within the Fund. The emerging markets that contributed the most to Fund performance were China and India.

Although emerging markets broadly outperformed developed markets within the Fund, our largest source of contribution on a country basis was Australia, a developed market. Cumulatively, our Australian holdings gained more than 40% for the 12-month period.

On a country basis, the United Kingdom was the Fund’s leading detractor for the year. While this may seem unsurprising, given the headline-grabbing tumult surrounding Brexit, we remain positive on the long-term prospects of the U.K. market.

DETAILS OF THE YEAR

Across nearly every underlying industry, our health-care holdings served as solid contributors for the year, with the Fund’s holdings in the sector significantly outperforming their benchmark counterparts.

One of those health-care holdings, Pro Medicus Ltd., was the top contributor to Fund performance for the fiscal year. Pro Medicus is an Australian developer of software and other information-technology solutions targeted both at large medical corporations and smaller medical practices. Its flagship software suite, Visage, specializes in the handling of medical imagery and the management of medical imagery practices. During the year, Pro Medicus mounted an impressive run that saw its share price increase by more than 105%.

Yihai International Holding Ltd. was the second-largest contributor, benefiting from the initial public offering (IPO) of its former parent and largest customer, Haidilao International Holding Ltd.,* one of China’s most-popular hotpot restaurant chains. Yihai manufactures and sells hotpot soup flavorings, hotpot dipping sauces and Chinese-style compound condiments under the Haidilao brand name. Yihai’s stock gained more than 150% during the fiscal year.

Although our group of Japanese holdings only produced a small gain in U.S.-dollar terms for the year, our group outperformed the benchmark’s Japanese positions, which were down. Japan was home to a number of contributors to Fund performance, including IR Japan Holdings Ltd., a name we’ve owned at Wasatch for several years. The company’s consulting business aligns with the increasing focus in Japan on shareholder-friendly investor relations.

The largest individual detractor from Fund performance was also a Japanese company. Yume No Machi Souzou Iinkai Co. Ltd. has an online platform that allows customers to place orders for services including food delivery, dry cleaning and household repairs. While it remains to be seen whether the management team can fully capitalize on the opportunity, we believe the considerable size of the market means Yume can potentially be a top contender within the space.

We sold our position in accesso Technology Group plc, which was a detractor for the period. The company develops IT solutions such as virtual queuing, ticketing, point of sales, group ticketing and guest management for entertainment and leisure venues. Investors, including ourselves, did not respond favorably to accesso’s surprise increase in research and development spending, increased capitalization of product development and unexpected management changes. We exited the position due to lack of confidence.

OUTLOOK

In our search for high-quality, long-duration growth companies, we do not attempt to read the macroeconomic tea leaves and predict the unpredictable. Although we are vitally aware of macro developments, we are not driven by them, and instead place higher priority on finding prospective investments with solid fundamentals (including proven management teams, a wise use of debt and adequate cash reserve levels) that we believe make a company more likely not only to grow, but also to withstand political developments, cyclical market changes, and other unpredictable-yet-inevitable market crosswinds.

Our extensive due diligence includes deep-dive research and routine international travel to check in with all of our companies on a regular basis, no matter where they’re located. And our “Multiple Eyes” approach means that we consistently send not just one analyst, but a group of analysts representing diverse backgrounds and viewpoints, to scout out potential new holdings.

A company’s “fundamentals” are put to the test when economic uncertainties arise and we believe they ultimately mark the difference between those companies that will weather macroeconomic ebbs and flows and those that will find themselves unprepared when facing challenges. We remain committed to understanding the drivers underlying companies’ fundamental performance both before and after we invest.

Thank you for the opportunity to manage your money.

*	As of September 30, 2019, the Wasatch International Opportunities Fund was not invested in Haidilao International Holding Ltd.

Current and future holdings are subject to risk.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	SEPTEMBER 30, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
International Opportunities (WAIOX) — Investor	1.61%	7.97%	11.15%
International Opportunities (WIIOX) — Institutional	1.59%	8.19%	11.27%
MSCI AC World ex USA Small Cap Index	-5.63%	3.98%	6.13%
MSCI World ex USA Small Cap Index	-5.62%	5.14%	6.93%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are Investor Class: 2.09% / Institutional Class — Gross: 1.96%, Net: 1.95%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Fortnox AB (Sweden)	2.5%

Hypoport AG (Germany)	2.3%

Prestige International, Inc. (Japan)	2.1%

Philippine Seven Corp. (Philippines)	2.0%

AK Medical Holdings Ltd. (China)	1.9%

Company	% of Net Assets

Rakus Co. Ltd. (Japan)	1.9%

Esker S.A. (France)	1.9%

Qualitas Controladora S.A.B. de C.V. (Mexico)	1.8%

Pro Medicus Ltd. (Australia)	1.8%

Systena Corp. (Japan)	1.8%

*

As of September 30, 2019, there were 95 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**Excludes	securities sold short and options written, if any.

†Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI AC (All Country) World ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States, and in emerging markets. The MSCI World ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States. You cannot invest directly in these or any indexes.

WASATCH MICRO CAP FUND (WMICX)	SEPTEMBER 30, 2019 (UNAUDITED)

Management Discussion

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Ken Korngiebel and Dan Chace.

Ken Korngiebel, CFA Lead Portfolio Manager	Dan Chace, CFA Portfolio Manager	OVERVIEW The Wasatch Micro Cap Fund fell -1.15% during the 12 months ended September 30, 2019. The Fund declined far less than its benchmark, the Russell Microcap Index, which lost -15.98%.

Despite generally favorable investment conditions and two interest-rate cuts from the Federal Reserve, ongoing worries about economic growth and the U.S.-China trade dispute kept a lid on equity prices throughout the year. Stocks of micro caps and other small companies fared poorly compared to large-cap issues as heightened uncertainty weighed on investor sentiment.

The Fund’s information-technology (IT) holdings contributed the most to performance relative to the benchmark for the 12-month period. We also had positive results from our group of industrial names. Although our health-care investments ended the year in negative territory, they substantially outperformed the benchmark’s health-care positions.

Within the benchmark, the worst-performing sectors were energy, communication services and materials. The Fund was underweight in the energy and communication-services sectors and had no holdings in the materials sector, which worked to the Fund’s advantage over the past year. We attribute the Fund’s outperformance of its benchmark over the 12-month period and for the past five and 10 years to our research-driven, bottom-up investment process and the fundamental strength of our companies.

DETAILS OF THE YEAR

Two of the top contributors to Fund performance for the year came from the health-care sector. The sector’s leading contributor was Simulations Plus, Inc., which develops drug-discovery and development software designed to help pharmaceutical companies shorten the time required to bring their drugs to market. Shares of Simulations Plus soared in July on news that the company had entered into a new five-year research collaboration with the Center for Veterinary Medicine at the U.S. Food and Drug Administration. Strong quarterly results at Simulations Plus helped lift the stock as well.

The other strong contributor from among our health- care holdings was Tandem Diabetes Care, Inc. The company offers insulin-delivery systems for people with diabetes. Tandem’s share price soared in February on better-than-expected quarterly results and strong guidance for 2019. Total pump shipments surged 133% versus the year-ago quarter, sending revenues 89% higher and pushing earnings into the black sooner than analysts had been expecting.

Fortnox AB was a significant contributor from the IT sector. The company provides Software-as-a-Service (SaaS)

accounting and invoicing software for micro businesses in Sweden. Recently announced revenues and earnings were well ahead of our expectations. In addition, the company notched another period of accelerating growth in revenues per customer.

We sold three names that did not live up to our expectations and ended the period as significant detractors — Curo Group Holdings Corp., Fiesta Restaurant Group, Inc. and Sonim Technologies, Inc. Curo was sold late in 2018 because we determined that a partnership with MetaBank would probably take longer to contribute to earnings than originally expected. We sold our shares in Fiesta Restaurant Group early in 2019 due to what we viewed as hyper competition in the company’s niche market. Sonim makes ultra-rugged mobile phones used by military, police and fire personnel, and by industrial clients like oil-rig operators. Sonim’s stock price declined on concerns about the effect of tariffs on the supply chain and management’s lowered guidance stemming from technical challenges and other near-term delays. With the abrupt departure of Sonim’s CFO adding to the stock’s woes, we liquidated our position.

OUTLOOK

The general decline in risk appetite late in the 12-month period was felt especially acutely in the market for initial public offerings (IPOs), as investors soured on several recent or potential big-name deals. Although IPO participation is not a major part of our investment strategy, we believe our fundamental investment approach and experience with micro-cap companies naturally lends itself to the analysis of IPOs. Moreover, subdued economic growth in recent years has made the disruptive, innovative companies we favor more appealing to IPO investors.

Companies seeking to go public appear to have caught on, often trying to position themselves as “disruptors” in the hope of capturing the imagination of investors. Because costs inherent in being a public company have a proportionately greater impact on smaller firms, start-ups have turned increasingly to venture capital and private equity for funding. This has resulted in the creation of high-profile “unicorns” — companies valued at $1 billion or more in the private market. As backers of these unicorns sought to monetize their stakes through IPOs, some found that not all unicorns were deserving of the “disruptor” label. In other cases, investors are finding out that companies with disruptive business models may not always have a clear path to profitability.

We think the increased scrutiny now being applied to disruptor-company growth stories — both in the initial and secondary markets — is a positive development likely to result in higher efficiency of capital allocation. More generally, we believe markets driven by earnings growth and other time-tested fundamental metrics are markets in which the Wasatch investment approach has the greatest potential to shine.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH MICRO CAP FUND (WMICX)	SEPTEMBER 30, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Micro Cap	-1.15%	15.21%	14.40%
Russell Microcap® Index	-15.98%	6.15%	9.81%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are 1.65%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Kornit Digital Ltd. (Israel)	3.8%

Medallia, Inc.	3.1%

ICF International, Inc.	2.8%

Construction Partners, Inc., Class A	2.5%

Boot Barn Holdings, Inc.	2.4%

Company	% of Net Assets

Freshpet, Inc.	2.4%

Kadant, Inc.	2.2%

Transcat, Inc.	2.1%

Alamo Group, Inc.	2.1%

Fabrinet	2.1%

*

As of September 30, 2019, there were 71 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indexes.

WASATCH MICRO CAP VALUE FUND (WAMVX)	SEPTEMBER 30, 2019 (UNAUDITED)

Management Discussion

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow.

Brian Bythrow, CFA Lead Portfolio Manager

OVERVIEW

The 12-month period ended September 30, 2019 was particularly difficult for U.S. micro caps. The benchmark Russell Microcap Index was down -15.98%. Against this negative backdrop, the Wasatch Micro Cap Value Fund held up relatively well, declining only -4.50%.

We see the Fund’s loss for the September 30 fiscal year as a normal, intermittent partial reversal of prior-period gains. As we wrote previously, we have been mindful of higher prices in some of the Fund’s “growthier” names and have trimmed several holdings where we see stocks as fully valued.

The Wasatch Micro Cap Value Fund doesn’t employ a “traditional” value strategy. So it wasn’t surprising that many of the Fund’s holdings underperformed during the value-oriented reversal we saw late in the period. Our investment focus tends to lead us away from companies with less-differentiated business models, such as many of the generic financial companies in the value indexes.

Where our investment focus does lead us is to companies with a better way of doing business or a unique product offering. Sometimes these companies stumble, as happened late in the period for several names in the information-technology sector. And sometimes, as occurred with the recent value-oriented reversal, stocks simply fall back as the market undergoes a broad-based rotation. This type of market behavior is by no means a bad thing. Such moves give us the opportunity to buy “on sale” names we already know well.

DETAILS OF THE YEAR

The top contributor to Fund performance for the 12-month period was our lone Chinese holding, Yihai International Holding Ltd. The company benefited from the initial public offering of its former parent and largest customer, Haidilao International Holding Ltd.* — one of China’s most-popular hotpot restaurant chains. Yihai manufactures and sells hotpot soup flavorings, hotpot dipping sauces and Chinese-style compound condiments under the Haidilao brand name.

Napco Security Technologies, Inc. also performed well for the Fund. Napco is a technology firm that provides security services to customers including schools. In this way, Napco’s market strength has, sadly, been partially related to the threat of violence in public places.

Another major contributor was IR Japan Holdings Ltd., a name we’ve owned for several years. The company’s consulting business aligns with the increasing focus in Japan on shareholder-friendly investor relations. IR Japan had been growing revenues reasonably well, at about 15% per year, without attracting substantial attention from investors. More recently, growth accelerated to about 30% — and investors took notice, sending the stock up significantly.

The largest detractor from Fund performance for the

12-month period was Neuronetics, Inc., a medical-technology company focused on psychiatric disorders. While the company has been experiencing strong organic growth, investors seem to be nervous that some upcoming treatments — in particular, new drugs to combat depression — may reduce interest in Neuronetics’s approach. Although we acknowledge there could be some continued nervousness among investors in the short term, we’re still confident in the company’s long-term prospects.

RA Medical Systems, Inc., another significant detractor, is a newly public company that missed its sales forecast right out of the chute. The company designs and markets lasers and catheters used to treat skin and cardiovascular diseases. What appeared to hold back RA Medical’s product success and hurt revenues was the need to hire qualified sales personnel and improve training for the entire sales team to ensure that doctors are comfortable using the company’s innovative devices. We’ve seen that it’s common for small med-tech companies to experience such hiccups. RA Medical’s management believes that the newly hired chief commercial officer will alleviate the sales-force hiring and training issues.

OUTLOOK

We believe economic conditions in the U.S. are better than many media pundits portray. While growth has been slow, central banks around the world appear committed to providing economic fuel in the form of accommodative monetary policy. We think the Federal Reserve’s recent clear embrace of lower interest rates will help support the housing market, which remains underbuilt relative to the population in the U.S. In the Fund, we have several holdings that we expect should benefit from strength in housing — through construction, building services and mortgages.

When it comes to investing outside the U.S., there are different headline risks (e.g., Brexit and the economic slowdown in Europe) and there are currency risks. But internationally, we’ve been able to find more companies that aren’t well-researched by other analysts. And we believe these companies — even the ones growing nicely — tend to have stocks priced more reasonably, partially because it’s harder to raise capital outside the U.S.

With regard to micro-cap stocks in general, we’re relatively optimistic — even in the U.S. where prices tend to be higher. We remain convinced that well-chosen micro-cap companies can continue to see improved sales and earnings despite a slow-growth economic environment. We’re optimistic that, as some of the excesses in the financial markets are squeezed out, the pricing disparity across market capitalizations will lessen. To get a sense of the current disparity, large caps are more expensive than micro caps by the widest margin in about 20 years.

Thank you for the opportunity to manage your assets.

*	As of September 30, 2019, the Wasatch Micro Cap Value Fund was not invested in Haidilao International Holding Ltd.

Current and future holdings are subject to risk.

WASATCH MICRO CAP VALUE FUND (WAMVX)	SEPTEMBER 30, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Micro Cap Value	-4.50%	11.51%	12.45%
Russell Microcap® Index	-15.98%	6.15%	9.81%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are 1.74%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Skyline Champion Corp.	2.5%

Esquire Financial Holdings, Inc.	1.9%

Freshpet, Inc.	1.9%

Fabrinet	1.7%

Arbor Realty Trust, Inc.	1.7%

Company	% of Net Assets

Kornit Digital Ltd. (Israel)	1.5%

Construction Partners, Inc., Class A	1.4%

NV5 Global, Inc.	1.4%

LGI Homes, Inc.	1.3%

i3 Verticals, Inc.	1.3%

*

As of September 30, 2019, there were 98 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indexes.

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	SEPTEMBER 30, 2019 (UNAUDITED)

Management Discussion

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Ken Korngiebel and Ryan Snow.

JB Taylor Lead Portfolio Manager	Ken Korngiebel, CFA Portfolio Manager	Ryan Snow Portfolio Manager

OVERVIEW

After solid performance during the previous fiscal year, many stocks took a breather during the 12 months ended September 30, 2019. Against this weakness, we were very pleased with our results. The Wasatch Small Cap Growth Fund — Investor Class gained 1.67%, outperforming the -9.63% decline in the benchmark Russell 2000 Growth Index and the -8.89% fall in the Russell 2000 Index.

In terms of sector performance during the 12 months, our holdings in information technology and industrials did well on an absolute basis and relative to the benchmark’s positions. On the negative side of the ledger, our stock selections in financials were detrimental.

After the continued strong returns in the market over the past two years — and our outperformance during this time — it may seem logical to think that price/earnings (P/E) multiples have expanded too. But this isn’t the case. In fact, P/E multiples for profitable companies are lower today than two years ago. In our analysis of both the Small Cap Growth Fund and the benchmark, we found that stock returns were influenced mainly by companies’ sales growth, and to a lesser extent by profit-margin improvement that led to even better earnings growth.

DETAILS OF THE YEAR

The top contributor to Fund performance for the 12 months was Euronet Worldwide, Inc., an electronic-payments provider. Euronet operates roughly 40,000 ATMs, 293,000 traditional point-of-sale (POS) terminals, 719,000 prepaid POS terminals and 369,000 money-transfer networks. In a crowded field, Euronet continues to shine with extensive operations managed from an unassuming headquarters in a Kansas City suburb. The company released full-year 2018 earnings and delivered a 35% increase in operating income year-over-year. As is often the case with stronger-than-expected numbers, Euronet’s stock price soared post-release. Although the stock price has appreciated considerably, we still believe the company remains fairly valued. We continue to be impressed with Euronet’s operating discipline — as 2018 was the sixth consecutive year that management delivered strong double-digit growth in adjusted earnings per share.

Another major contributor was Copart, Inc., which processes and auctions salvaged vehicles primarily to licensed dismantlers, rebuilders and used-vehicle dealers. The company has been benefiting from high demand and a sufficient supply of wrecked vehicles. Copart has been able to sustain operating margins even as capital expenditures have been on the rise for its expansion in the U.S., Germany, Brazil and Canada. The company has an unusually strong balance sheet, particularly for an operation growing on multiple continents. We believe Copart has long been a prime example of how well-managed businesses can grow assertively while maintaining a healthy financial footing.

Metro Bank plc was the largest detractor from Fund performance for the 12 months. Troubles emerged in January when regulators discovered the bank had incorrectly applied low risk weightings to its mortgage book. In mid-May, the bank successfully raised £375 million ($467 million) in a highly dilutive sale of shares. Metro also disclosed measures to change its lending mix away from commercial real estate and loans to landlords. Despite Metro’s missteps, we still hold the stock, in part because of the bank’s unique business model that drives customer loyalty, brand awareness and market share. Chief Executive Officer Craig Donaldson ranks among the United Kingdom’s most-favorably viewed CEOs in employee surveys, while Metro’s “Net Promoter Score” — an indicator of how likely a customer is to recommend a company — is well above industry peers.

Another significant detractor was National Vision Holdings, Inc., a U.S. optical retailer that provides eye exams, eyeglasses and contact lenses. The company also offers its products online. National Vision’s goal is to make the company the best place for optometrists to work. We believe the stock was down because the company’s latest earnings fell short of analysts’ estimates, but revenues rose 11.4% from the year-ago quarter and comparable-store sales grew 4.4%. We still have a positive view on National Vision’s plan for opening new stores and for recruiting and retaining optometrists.

OUTLOOK

Regarding the breadth of market performance, let’s consider the past five years. In 2014 and 2015, Wasatch and benchmark performance results were relatively narrow — driven for the most part by health care and information technology. In 2016 and 2017, performance results were broad across industrials, information technology, consumer discretionary, health care and financials. In 2018 and 2019, we’ve been seeing a narrowing again with performance results driven almost exclusively by information technology, with only modest help from health care and consumer discretionary. Going forward, we wouldn’t be surprised to see performance results stay narrowly driven. If that’s the case, we believe advantageous individual stock selection will become even more important.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	SEPTEMBER 30, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Small Cap Growth (WAAEX) — Investor	1.67%	12.01%	13.59%
Small Cap Growth (WIAEX) — Institutional	1.80%	12.14%	13.66%
Russell 2000® Growth Index	-9.63%	9.08%	12.25%
Russell 2000® Index	-8.89%	8.19%	11.19%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are Investor Class: 1.20% / Institutional Class — Gross: 1.09%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

RBC Bearings, Inc.	3.5%

ICON plc (Ireland)	3.0%

Neogen Corp.	2.9%

Five Below, Inc.	2.8%

Paylocity Holding Corp.	2.7%

Company	% of Net Assets

Monro, Inc.	2.7%

Euronet Worldwide, Inc.	2.5%

InterXion Holding N.V. (Netherlands)	2.5%

SiteOne Landscape Supply, Inc.	2.3%

Pinnacle Financial Partners, Inc.	2.3%

*

As of September 30, 2019, there were 71 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indexes.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	SEPTEMBER 30, 2019 (UNAUDITED)

Management Discussion

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins.

Jim Larkins Lead Portfolio Manager

OVERVIEW

The past year proved to be an eventful time for the U.S. equity markets. New headlines ranging from Federal Reserve policy to trade negotiations with China, and the outlook for economic growth led to meaningful swings in the major stock indexes. The Russell 2000 Value Index, the Fund’s bench-

mark, fell -8.24% for the 12-month period. The bulk of the loss occurred in the final three months of 2018 amid a broad-based market decline.

The Wasatch Small Cap Value Fund — Investor Class, while holding up much better than its benchmark, retreated -2.69% for the 12 months ended September 30, 2019. The Fund maintained its long-term track record of outperforming the benchmark. At period end, the Fund had outperformed the Index for the three-, five- and 10-year periods, and since its December 17, 1997 inception.

DETAILS OF THE YEAR

We continued to pursue a multi-faceted approach that seeks to diversify the Fund’s holdings across three buckets — Fallen Angels, Undiscovered Gems and Quality Value. Classifying stocks within different value categories we believe provides the Fund with a measure of balance that can help it navigate a wide range of market conditions. As a result, the Fund hasn’t been dependent on the outperformance of a certain style or market segment in order to deliver competitive results.

Fallen Angels, our term for fundamentally sound, growing companies whose stocks have slid into value territory due to short-term factors, typically feature higher-growth characteristics than the broader value category — a plus when growth stocks are outperforming. Undiscovered Gems — inexpensive growth companies flying below Wall Street’s radar — also tend to perform well when growth is in favor. On the other hand, our Quality Value category holds companies that have not just traditional value characteristics, but also a specific attribute that sets them apart from their “deep value” peers. Quality Value is typically the key driver of performance when value stocks take the lead.

Our multi-faceted approach benefited the Fund’s performance relative to the benchmark over the 12-month period, as investors’ preferences oscillated between growth and value. While value stocks finished with a slight advantage over growth stocks for the full 12 months, there were also intervals in which growth stocks significantly outperformed. During this year of heightened market volatility, the Fund’s mix of investments helped it deliver better performance than its benchmark through a variety of market conditions.

In the Fallen Angels category, Lithia Motors, Inc., a retailer selling new and used vehicles, struggled in 2018 as its acquisition strategy resulted in uneven earnings numbers. Lithia’s share price recovered nicely over the past 12 months, making the company the Fund’s second-best contributor to performance. Investors appear to have been scared off by the company’s lumpy results, but we saw an opportunity based on our knowledge of Lithia’s strong management team and track record of operational excellence.

One of our Undiscovered Gems — Euronet Worldwide, Inc., a provider of electronic payment services, was the Fund’s top overall contributor. We added to the Fund’s Euronet holdings in early 2018, when we identified an improvement in company fundamentals that was not yet being recognized by investors. The market has since become aware of Euronet’s progress, particularly after management announced a partnership with Visa in late 2018.

Our Quality Value category was boosted by positions in real estate investment trusts (REITs), which benefited from the sharp downturn in interest rates. Arbor Realty Trust, Inc. and National Storage Affiliates Trust were both top-10 contributors for the 12-month period. We believe REITs, although a slower-growth segment overall, can provide ballast to the Fund when the market backdrop becomes less favorable, as they did over the past three months.

On the downside, Stamps.com, Inc. was the largest detractor from Fund performance. The stock fell sharply in the first quarter of 2019 after management renounced its exclusive partnership with the U.S. Postal Service. The share price suffered another down leg in May after the company experienced difficulties in adjusting its strategy. While we initially thought Stamps.com would be able to manage the loss of the postal-service contract, subsequent events demonstrated that our investment thesis was no longer valid, and we sold the stock.

Our two energy-sector holdings — Gran Tierra Energy, Inc. and Oil States International, Inc. — detracted from performance amid increased volatility in oil prices. We continue to hold smaller weightings in both companies given our view that they have quality management teams and healthy balance sheets.

OUTLOOK

Over the course of the year, we have gradually shifted the Fund toward higher-quality companies because we believe that slowing economic growth and heightened market volatility indicate that a measure of defensiveness is warranted. In our view, the stocks of higher-quality companies have the potential participate in rallies and may also help to mitigate the downside when the market weakens. We therefore have been placing greater emphasis on companies with important quality characteristics such as positive earnings growth, above-average returns on equity, robust profit margins and high free cash flow. Conversely, we have continued to pare Fund positions in companies that haven’t been showing the fundamental progress we’d anticipated. We believe this more-defensive approach is well-suited for an environment in which gains for the broader market may prove more difficult to achieve.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	SEPTEMBER 30, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Small Cap Value (WMCVX) — Investor	-2.69%	9.36%	12.46%
Small Cap Value (WICVX) — Institutional	-2.55%	9.48%	12.59%
Russell 2000® Value Index	-8.24%	7.17%	10.06%
Russell 2000® Index	-8.89%	8.19%	11.19%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are Investor Class: 1.20% / Institutional Class — Gross: 1.13%, Net: 1.06%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Monro, Inc.	3.4%

Kadant, Inc.	3.4%

Innospec, Inc.	3.1%

Pinnacle Financial Partners, Inc.	3.0%

Euronet Worldwide, Inc.	2.9%

Company	% of Net Assets

Fabrinet	2.8%

Dorman Products, Inc.	2.7%

Valvoline, Inc.	2.6%

Prosperity Bancshares, Inc.	2.6%

Ensign Group, Inc. (The)	2.5%

*

As of September 30, 2019, there were 54 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indexes.

WASATCH ULTRA GROWTH FUND (WAMCX)	SEPTEMBER 30, 2019 (UNAUDITED)

Management Discussion

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by John Malooly.

John Malooly, CFA Lead Portfolio Manager

OVERVIEW

The last three months of 2018 saw a broad decline in U.S. stock prices. The slump was followed by a sustained rally that drove prices higher during the first half of 2019, but the rally stalled during the third quarter of the year. For the 12 months ended September 30, 2019, the Wasatch Ultra Growth Fund fell

-1.35% but outperformed the benchmark Russell 2000 Growth Index, which slipped -9.63%.

Against the backdrop of elevated uncertainty over the past 12 months, equity prices rose and fell largely in response to the latest news headlines. On the one hand, investors worried about economic and trade tensions. On the other hand, they applauded the Federal Reserve’s decision to cut interest rates — once in July and again in September.

Against this challenging backdrop, we think our fundamental, bottom-up investment approach navigated the uncertain landscape reasonably well. Our investment process has led to an overweight position in the information-technology (IT) sector, the top contributor to the Fund’s performance relative to its benchmark for the 12-month period. Consumer discretionary was also an area of strength for the Fund. Conversely, the financials sector was the Fund’s biggest laggard.

DETAILS OF THE YEAR

Two consumer-discretionary holdings were among the top three contributors to Fund performance for the year — LGI Homes, Inc. and Floor & Decor Holdings, Inc. Top contributor LGI designs and builds entry-level homes in Texas, Arizona, Florida and other U.S. locations. Its innovative marketing strategy has been successful in targeting renters and younger home buyers. Moreover, lower interest rates and low unemployment have been a boon for the home-building industry.

Floor & Decor is a retailer specializing in flooring of all types — except low-margin carpet. The company has been able to offer more selection, better service and often better pricing than big-box home-improvement stores. Floor & Decor benefited from better-than-expected earnings driven by robust sales growth from new stores, higher product gross margins and lower operating expenses.

Insulet Corp., a global leader in tubeless insulin-pump technology, was the Fund’s second-best contributor. The company’s technology can provide non-stop insulin delivery for people with diabetes through a small patch worn on the skin and eliminates regular finger-prick testing and the hassle of manual insulin injections. Insulet’s share price soared in August after the company’s revenues exceeded forecasts and management raised full-year guidance for 2019. News that Insulet had received Food and Drug Administration (FDA) approval for its Alternate Controller Enabled Infusion Pump was also well-received by investors.

Metro Bank plc was the largest detractor from Fund performance for the 12 months. Troubles emerged in January when regulators discovered the bank had incorrectly applied low risk weightings to its mortgage book. In mid-May, the bank successfully raised £375 million ($467 million) in a highly dilutive sale of shares. Metro also disclosed measures to change its lending mix away from commercial real estate and loans to landlords. Despite Metro’s missteps, we still hold the stock, in part because of the bank’s unique business model that drives customer loyalty, brand awareness and market share. Chief Executive Officer Craig Donaldson ranks among the United Kingdom’s most-favorably viewed CEOs in employee surveys, while Metro’s “Net Promoter Score” — an indicator of how likely a customer is to recommend a company — is well above industry peers.

Intra-Cellular Therapies, Inc., a biopharmaceutical company focused on developing therapeutics for central nervous system disorders, was also a significant detractor. The company’s stock price tumbled after the FDA canceled an advisory-committee meeting for Intra-Cellular’s schizophrenia drug lumateperone. The agency also requested additional data and pushed back the target date for completing its review of the drug. Although the delay is disappointing, we think lumateperone is likely to gain approval. We believe the drug has significant market potential and makes Intra-Cellular a worthwhile holding for the Fund. We used the downturn in the stock price to increase our position.

Another notable detractor was Ollie’s Bargain Outlet Holdings, Inc., which operates a chain of retail stores that sell housewares, food, books, stationery, bed and bath supplies, floor coverings, toys and hardware. As an off-price retailer, the company offers a constantly changing selection of close-out items and other brand-name merchandise at deeply discounted prices. Ollie’s opened 29 new stores during the first half of 2019 — including 13 former Toys “R” Us locations that came online at roughly the same time. Strong sales at the new stores increased cannibalization and supply-chain pressures, hurting the sales performance of existing stores. We view these developments as temporary and believe the long-term prospects for Ollie’s remain intact. We also believe Ollie’s business model offers a measure of insulation from Amazon-type competition. We used recent weakness in the stock as an opportunity to add to our position.

OUTLOOK

While the consumer, housing and employment segments are holding up reasonably well, industrial activity is slowing both in the U.S. and abroad. The upshot is that we think the current environment of subdued economic growth is likely to persist for some time. We believe such an environment tends to favor our bottom-up investment style focused on innovative companies with the potential to take market share and continue growing even during periods of economic uncertainty.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH ULTRA GROWTH FUND (WAMCX)	SEPTEMBER 30, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Ultra Growth	-1.35%	16.40%	15.47%
Russell 2000® Growth Index	-9.63%	9.08%	12.25%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are 1.25%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Trex Co., Inc.	3.1%

Kornit Digital Ltd. (Israel)	2.9%

Freshpet, Inc.	2.8%

Paylocity Holding Corp.	2.4%

Five Below, Inc.	2.2%

Company	% of Net Assets

InterXion Holding N.V. (Netherlands)	2.2%

Balchem Corp.	2.0%

Insulet Corp.	2.0%

Floor & Decor Holdings, Inc., Class A	2.0%

Knight-Swift Transportation Holdings, Inc.	2.0%

*

As of September 30, 2019, there were 86 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indexes.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	SEPTEMBER 30, 2019 (UNAUDITED)

Management Discussion

Van Hoisington Lead Portfolio Manager	Van R. Hoisington, Jr. Portfolio Manager	David Hoisington Portfolio Manager

OVERVIEW

For the 12 months ended September 30, 2019, the Wasatch-Hoisington U.S. Treasury Fund gained 28.73%, while the benchmark Bloomberg Barclays US Aggregate Bond Index rose 10.30%. The Fund also outperformed the benchmark for the five- and 10-year periods. The 30-year U.S. Treasury bond yield closed the three months ended September 30 at 2.11%, down from 3.03% a year ago.

DETAILS OF THE YEAR

Thirty-year Treasury bonds reached a new record low yield of 1.90% during the third quarter of 2019, eclipsing the previous record low of 2.09% set in August of 2016. No cataclysmic events, such as fear of a systemic banking collapse or some immediate slump in economic activity, created the new low in the yields of these long-term Treasury bonds, which are regarded as being free of credit risk. Certainly, concerns surrounding trade and economic weakness overseas, and a reversal in U.S. Federal Reserve (Fed) policy toward decreasing interest rates, could be cited as the proximate cause, yet these problems were well-known for a considerable time. Early in 2019, Fed Chair Jerome Powell introduced the possibility of a reduction in the policy rate (federal-funds rate) during the year.

The decline in Treasury bond yields from 3.04% at the start of 2019 to 1.90% in August can be attributed to a shift in inflationary expectations resulting from the lagging impact of Fed policy actions. In 2015, the Fed initiated the first of nine 0.25 percentage point increases in the federal-funds rate. And, simultaneously caused the monetary base and excess reserves of depository institutions to shrink by 21% and 50%, respectively, from their mid-decade peaks as of the final week of September 2019. Nobel Prize-winning economist Dr. Milton Friedman explained at length the delayed impact of Fed policy actions upon economic activity. He postulated that monetary tightening by raising the policy rate would eventually result in lower market interest rates.

OUTLOOK FOR THE YEAR

In the past 20 years, gross government debt as a percent of gross domestic product (GDP) advanced dramatically in all major economic areas of the world, yet long-term government bond yields dropped sharply in these areas. This result contradicts the view that the supply of government debt determines long-term risk-free yields. In microeconomic models and standard supply/demand analysis, increasing the issuance of debt could push yields higher. Quite possibly in the short-run, heavy issuance of government debt has this presumed effect, but it is not the ultimate determinant of long-term risk-free rates.

The Fisher equation (i=r+pe ) defines the long-term risk-free rate as being equal to the real rate plus expected inflation. This means that any short-run increase in yields caused by greater supply is eventually reversed by deteriorating economic and inflation fundamentals. Undoubtedly government debt will rise sharply relative to GDP over the next several years. This increased debt level will weaken economic activity, thus inflation, pushing long-term yields lower, thereby continuing the now almost three-decade-long trend toward lower long-term Treasury yields.

Irving Fisher’s equation of exchange (M2*V=GDP) states that money times its turnover (velocity) is equal to nominal GDP. Federal Reserve officials have virtually no control over the velocity of money, but they can influence the monetary and credit aggregates. The Fed’s actions over the past four years fit a pattern that has many precedents in economic history. The reserve aggregates, such as the monetary base and excess reserves, peaked in the summer of 2014. The Fed has raised the policy rate nine times since December 2015. The year-over-year growth in M2 and bank credit peaked in October 2016 and then decelerated sharply thereafter. Meanwhile, the velocity of money fell sharply. Also, symptomatic of the Fed’s monetary restraint, the yield curve flattened dramatically, with parts of the curve inverting. Moreover, the fall in the monetary base resulted in an unprecedented contraction in world dollar liquidity that led to monetary decelerations in Europe, Japan and China and from there to a synchronized global economic slowdown.

The Fed appears to have high sensitivity to coincident or contemporaneous indicators of economic activity. However, economic variables (i.e., money and interest rates) over which the Fed has influence are slow-moving and have enormous lag times. In the last half of 2018, the Fed raised the federal-funds rate twice in reaction to strong mid-year GDP numbers. These actions were taken despite the fact that the Fed’s previous rate hikes and monetary deceleration were beginning to slow economic growth. It appears that history is being repeated. Monetary policy that is too tight for too long leads to slower growth and lower interest rates.

As a result of these considerations, we conclude that the Fund’s investments in long-term U.S. Treasury securities continue to be appropriate.

Thank you for the opportunity to manage your assets.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	SEPTEMBER 30, 2019 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
U.S. Treasury	28.73%	7.34%	7.43%
Bloomberg Barclays US Aggregate Bond Index	10.30%	3.38%	3.75%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2019 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.70%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP U.S. TREASURY HOLDINGS*

Holding	Maturity Date	% of Net Assets

U.S. Treasury Strip, principal only	8/15/45	24.1%

U.S. Treasury Bond, 2.250%	8/15/46	23.7%

U.S. Treasury Strip, principal only	5/15/44	14.9%

U.S. Treasury Bond, 3.000%	8/15/48	14.3%

Holding	Maturity Date	% of Net Assets

U.S. Treasury Bond, 2.500%	2/15/45	9.2%

U.S. Treasury Strip, principal only	8/15/40	6.8%

U.S. Treasury Note, 2.250%	8/15/49	4.6%

U.S. Treasury Bond, 2.875%	5/15/49	1.9%

*

As of September 30, 2019, there were 8 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). You cannot invest directly in this or any index.

WASATCH FUNDS MANAGEMENT DISCUSSIONS

Definitions of Financial Terms

Brexit is an abbreviation for “British exit,” which refers to the June 23, 2016 referendum whereby British citizens voted to exit the European Union. The referendum roiled global markets, including currencies, causing the British pound to fall to its lowest level in decades.

CFA® stands for Chartered Financial Analyst and is a trademark owned by CFA Institute.

The “cloud” is the internet. Cloud-computing is a model for delivering information-technology services in which resources are retrieved from the internet through web-based tools and applications, rather than from a direct connection to a server.

Correlation, in the financial world, is a statistical measure of how asset classes, securities, markets, or countries move in relation to each other.

A credit aggregate measures the stock of bank loans outstanding at a point in time.

Diversification does not eliminate the risk of experiencing investment losses.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

Earnings per share or EPS is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth rates help investors identify companies that are increasing or decreasing in profitability.

The federal-funds rate is the interest rate at which private depository institutions (mostly banks) lend balances (federal funds) at the Federal Reserve to other depository institutions, usually overnight. It is the interest rate banks charge each other for loans.

The global financial crisis, also known as the financial crisis of 2007-09 and 2008 financial crisis, is considered by many economists to have been the worst financial crisis since the Great Depression of the 1930s.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

An initial public offering (IPO) is a company’s first sale of stock to the public.

M2 money supply consists of currency and checking accounts, consumer-type time and savings accounts and equivalent near monies, while M3 money supply consists of M2 plus business-type time deposits and less liquid near monies. Both M2 and M3 exclude monies and near monies owned by the Treasury, depository institutions and foreign banks and official institutions and IRA and Keogh balances owned by consumers.

A monetary aggregate measures the stock of money outstanding within an economy at a point in time.

The price/earnings (P/E) multiple, also known as the P/E ratio, is the price of a stock divided by its earnings per share.

Return on assets (ROA) measures a company’s profitability by showing how many dollars of earnings a company derives from each dollar of assets it controls.

Return on capital is a measure of how effectively a company uses the money, owned or borrowed, that has been invested in its operations.

Return on equity (ROE) measures a company’s efficiency at generating profits from shareholders’ equity.

Sales growth is the increase in sales over a specified period of time, not necessarily one year.

Valuation is the process of determining the current worth of an asset or company.

The velocity of money (V) is defined as the rate at which money circulates, changes hands or turns over in an economy.

U.S. Treasury yield is the return on investment, expressed as a percentage, on the U.S. government’s debt obligations.

The yield curve is a line on a graph that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares three-month, two-year, five-year and 30-year U.S. Treasury securities. This yield curve is used as a benchmark for other interest rates, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

INDEX DESCRIPTIONS AND DISCLOSURES

The Russell 2000 Index is an unmanaged total-return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely used in the industry to measure the performance of small-company stocks.

The Russell 2000 Growth Index measures the performance of Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index measures the performance of Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Pertaining to the use of Russell information. All rights in the Russell 2000, Russell 2000 Growth and Russell 2000 Value vest in the relevant London Stock Exchange Group plc (collectively, the “LSE Group”), which owns these indexes. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. These indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of any Wasatch portfolio. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from any Wasatch portfolio or the suitability of these indexes for the purpose to which they are being put by Wasatch Global Investors.

Launched in 1971, the Nasdaq Composite Index is a market-capitalization weighted index of the more than 3,000 securities listed on The Nasdaq Stock Market. The types of securities in the index include American depositary receipts, common stocks, limited partnership interests, ordinary shares, real estate investment trusts (REITs), shares of beneficial interest (SBIs) and tracking stocks.

The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged and is a commonly used measure of common stock total return performance.

SEPTEMBER 30, 2019 (UNAUDITED)

The MSCI Emerging Markets Index captures large- and mid-cap representation across 26 emerging-market countries. With 1,202 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI AC (All Country) World ex USA Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities.

The MSCI World ex USA Index captures large- and mid-cap representation across 22 of 23 developed-market countries — excluding the United States. With 2,215 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI AC (All Country) World Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 23 developed-market countries and 26 emerging-market countries.

Pertaining to the use of MSCI information. Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indexes. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties or originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable-rate mortgage [ARM] pass-throughs), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) (agency and non-agency).

The Bloomberg Barclays US 20+ Year Treasury Bond Index measures the performance of U.S. Treasury securities that have remaining maturities of 20 or more years.

You cannot invest directly in these or any indexes.

WASATCH FUNDS

Operating Expenses (UNAUDITED)

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period ended September 30, 2019.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six-month period ended September 30, 2019. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A Fund’s annualized expense ratio may vary as a result of various factors including expenses that are not reimbursable under the contractual agreement between the Fund and the Advisor such as interest, taxes, brokerage commissions, other investment related costs, dividend expense on short sales, and extraordinary expenses.

SEPTEMBER 30, 2019 (UNAUDITED)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period April 1, 2019	End of Period September 30, 2019
Core Growth Fund — Investor Class

Actual	$1,000.00	$1,062.00	$6.15	1.19%
Hypothetical (5% before expenses)	$1,000.00	$1,019.10	$6.02	1.19%
Core Growth Fund — Institutional Class

Actual	$1,000.00	$1,062.70	$5.43	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
Emerging India Fund — Investor Class

Actual	$1,000.00	$1,021.60	$8.31	1.64%
Hypothetical (5% before expenses)	$1,000.00	$1,016.85	$8.29	1.64%
Emerging India Fund — Institutional Class

Actual	$1,000.00	$1,021.50	$7.50	1.48%
Hypothetical (5% before expenses)	$1,000.00	$1,017.65	$7.49	1.48%
Emerging Markets Select Fund — Investor Class

Actual	$1,000.00	$1,023.50	$7.66	1.51%
Hypothetical (5% before expenses)	$1,000.00	$1,017.50	$7.64	1.51%
Emerging Markets Select Fund — Institutional Class

Actual	$1,000.00	$1,024.90	$6.14	1.21%
Hypothetical (5% before expenses)	$1,000.00	$1,019.00	$6.12	1.21%
Emerging Markets Small Cap Fund — Investor Class

Actual	$1,000.00	$1,035.30	$10.05	1.97%
Hypothetical (5% before expenses)	$1,000.00	$1,015.19	$9.95	1.97%
Emerging Markets Small Cap Fund — Institutional Class

Actual	$1,000.00	$1,031.10	$9.27	1.82%
Hypothetical (5% before expenses)	$1,000.00	$1,015.94	$9.20	1.82%
Frontier Emerging Small Countries Fund —Investor Class

Actual	$1,000.00	$1,049.80	$11.15	2.17%
Hypothetical (5% before expenses)	$1,000.00	$1,014.19	$10.96	2.17%
Frontier Emerging Small Countries Fund —Institutional Class

Actual	$1,000.00	$1,049.40	$10.12	1.97%
Hypothetical (5% before expenses)	$1,000.00	$1,015.19	$9.95	1.97%
Global Opportunities Fund — Investor Class

Actual	$1,000.00	$1,035.90	$7.86	1.54%
Hypothetical (5% before expenses)	$1,000.00	$1,017.35	$7.79	1.54%
Global Opportunities Fund — Institutional Class

Actual	$1,000.00	$1,038.80	$6.90	1.35%
Hypothetical (5% before expenses)	$1,000.00	$1,018.30	$6.83	1.35%
Global Value Fund — Investor Class

Actual	$1,000.00	$1,014.20	$5.55	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.55	$5.57	1.10%
Global Value Fund — Institutional Class

Actual	$1,000.00	$1,015.00	$5.00	0.99%
Hypothetical (5% before expenses)	$1,000.00	$1,020.11	$5.01	0.99%
International Growth Fund — Investor Class

Actual	$1,000.00	$1,010.40	$7.26	1.44%
Hypothetical (5% before expenses)	$1,000.00	$1,017.85	$7.28	1.44%
International Growth Fund — Institutional Class

Actual	$1,000.00	$1,010.70	$6.75	1.34%
Hypothetical (5% before expenses)	$1,000.00	$1,018.35	$6.78	1.34%

WASATCH FUNDS	SEPTEMBER 30, 2019 (UNAUDITED)

Operating Expenses (continued)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period April 1, 2019	End of Period September 30, 2019
International Opportunities Fund — Investor Class

Actual	$1,000.00	$1,079.30	$10.11	1.94%
Hypothetical (5% before expenses)	$1,000.00	$1,015.34	$9.80	1.94%
International Opportunities Fund — Institutional Class

Actual	$1,000.00	$1,078.30	$10.16	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.29	$9.85	1.95%
Micro Cap Fund

Actual	$1,000.00	$1,046.30	$8.52	1.66%
Hypothetical (5% before expenses)	$1,000.00	$1,016.75	$8.39	1.66%
Micro Cap Value Fund

Actual	$1,000.00	$1,025.60	$8.84	1.74%
Hypothetical (5% before expenses)	$1,000.00	$1,016.34	$8.80	1.74%
Small Cap Growth Fund — Investor Class

Actual	$1,000.00	$1,039.80	$5.88	1.15%
Hypothetical (5% before expenses)	$1,000.00	$1,019.30	$5.82	1.15%
Small Cap Growth Fund — Institutional Class

Actual	$1,000.00	$1,040.20	$5.37	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
Small Cap Value Fund — Investor Class

Actual	$1,000.00	$1,032.60	$6.11	1.20%
Hypothetical (5% before expenses)	$1,000.00	$1,019.05	$6.07	1.20%
Small Cap Value Fund — Institutional Class

Actual	$1,000.00	$1,033.70	$5.35	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
Ultra Growth Fund

Actual	$1,000.00	$1,012.80	$6.36	1.26%
Hypothetical (5% before expenses)	$1,000.00	$1,018.75	$6.38	1.26%
U.S. Treasury Fund

Actual	$1,000.00	$1,173.00	$3.70	0.68%
Hypothetical (5% before expenses)	$1,000.00	$1,021.66	$3.45	0.68%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (183/365).

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	SEPTEMBER 30, 2019

Schedule of Investments

Shares		Value

	COMMON STOCKS 100.1%

	Airlines 1.2%
183,144	Allegiant Travel Co.	$27,409,331

	Application Software 12.9%
355,112	DocuSign, Inc.*	21,988,535
259,916	Envestnet, Inc.*	14,737,237
616,359	Five9, Inc.*	33,123,132
523,865	Guidewire Software, Inc.*	55,204,894
774,095	Medallia, Inc.*	21,233,426
484,938	Paylocity Holding Corp.*	47,320,250
358,455	Q2 Holdings, Inc.*	28,271,346
275,738	Tyler Technologies, Inc.*	72,381,225

		294,260,045

	Asset Management & Custody Banks 4.0%
894,530	Cohen & Steers, Inc.	49,136,533
731,257	Hamilton Lane, Inc., Class A	41,652,399

		90,788,932

	Automotive Retail 3.3%
1,372,067	Camping World Holdings, Inc., Class A	12,211,396
814,967	Monro, Inc.	64,390,543

		76,601,939

	Biotechnology 1.6%
1,889,430	Abcam plc (United Kingdom)	26,600,041
1,202,934	Sangamo Therapeutics, Inc.*	10,886,553

		37,486,594

	Building Products 3.3%
832,119	Trex Co., Inc.*	75,664,581

	Commercial Printing 1.9%
325,217	Cimpress N.V.*	42,876,609

	Commodity Chemicals 2.1%
2,205,559	Valvoline, Inc.	48,588,465

	Consumer Finance 1.9%
96,850	Credit Acceptance Corp.*	44,677,874

	Data Processing & Outsourced Services 2.4%
371,871	Euronet Worldwide, Inc.*	54,404,727

	Distributors 3.3%
378,704	Pool Corp.	76,384,597

	Diversified Banks 1.3%
9,378,173	City Union Bank Ltd. (India)	28,715,931

	Diversified Support Services 3.6%
641,176	Copart, Inc.*	51,505,668
1,260,732	Healthcare Services Group, Inc.	30,623,180

		82,128,848

	Electronic Equipment & Instruments 1.0%
271,158	Novanta, Inc.*	22,159,032

	Electronic Manufacturing Services 1.1%
467,050	Fabrinet*	24,426,715

	General Merchandise Stores 1.9%
728,318	Ollie’s Bargain Outlet Holdings, Inc.*	42,708,568

	Health Care Equipment 1.9%
582,223	Cantel Medical Corp.	43,550,280

	Health Care Facilities 1.8%
877,503	Ensign Group, Inc. (The)	41,619,967

Shares		Value

	Health Care Supplies 2.2%
743,693	Neogen Corp.*	$50,652,930

	Home Improvement Retail 1.4%
605,897	Floor & Decor Holdings, Inc., Class A*	30,991,632

	Industrial Machinery 10.0%
1,283,374	Altra Industrial Motion Corp.	35,543,043
1,027,380	Barnes Group, Inc.	52,951,165
763,037	Helios Technologies, Inc.	30,956,411
400,716	Kadant, Inc.	35,178,858
443,908	RBC Bearings, Inc.*	73,648,776

		228,278,253

	Industrial REITs 2.2%
3,522,940	Monmouth Real Estate Investment Corp.	50,765,565

	IT Consulting & Other Services 5.0%
288,964	EPAM Systems, Inc.*	52,683,916
744,399	InterXion Holding N.V.* (Netherlands)	60,638,743

		113,322,659

	Leisure Facilities 1.1%
419,085	Planet Fitness, Inc., Class A*	24,252,449

	Life Sciences Tools & Services 4.5%
475,504	ICON plc* (Ireland)	70,060,759
377,449	Medpace Holdings, Inc.*	31,720,814

		101,781,573

	Managed Health Care 1.0%
400,599	HealthEquity, Inc.*	22,892,230

	Regional Banks 5.3%
1,013,416	Eagle Bancorp, Inc.	45,218,622
2,553,985	Metro Bank plc* † (United Kingdom)	6,280,502
538,770	Texas Capital Bancshares, Inc.*	29,443,781
854,105	Webster Financial Corp.	40,031,901

		120,974,806

	Research & Consulting Services 1.1%
1,564,703	Clarivate Analytics plc*	26,396,540

	Semiconductors 2.2%
324,245	Monolithic Power Systems, Inc.	50,462,249

	Specialty Chemicals 3.1%
717,937	Balchem Corp.	71,212,171

	Specialty Stores 3.5%
411,188	Five Below, Inc.*	51,850,807
1,198,150	National Vision Holdings, Inc.*	28,839,470

		80,690,277

	Systems Software 1.7%
297,004	Proofpoint, Inc.*	38,328,366

	Trading Companies & Distributors 1.7%
514,805	SiteOne Landscape Supply, Inc.*	38,105,866

	Trucking 3.7%
1,040,257	Knight-Swift Transportation Holdings, Inc.	37,761,329
278,747	Old Dominion Freight Line, Inc.	47,378,628

		85,139,957

	Total Common Stocks (cost $1,641,723,061)	2,288,700,558

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	SEPTEMBER 30, 2019

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.4%

	Repurchase Agreement 0.4%
$8,459,248	Repurchase Agreement dated 9/30/19, 0.25% due 10/1/19 with Fixed Income Clearing Corp. collateralized by $8,495,000 of United States Treasury Notes 2.000% due 2/15/23; value: $8,632,381; repurchase proceeds: $8,459,307 (cost $8,459,248)	$8,459,248

	Total Short-Term Investments (cost $8,459,248)	8,459,248

	Total Investments (cost $1,650,182,309) 100.5%	2,297,159,806

	Liabilities less Other Assets (0.5%)	(11,378,712)

	NET ASSETS 100.0%	$2,285,781,094

*Non-income producing.

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2019, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
India	1.3
Ireland	3.1
Netherlands	2.6
United Kingdom	1.4
United States	91.6

TOTAL	100.0%

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	SEPTEMBER 30, 2019

Schedule of Investments

Shares		Value

	COMMON STOCKS 101.7%

	Apparel, Accessories & Luxury Goods 2.3%
20,299	Page Industries Ltd. (India)	$6,487,655

	Auto Parts & Equipment 3.4%
540,534	Endurance Technologies Ltd. (India)	7,627,631
1,342,512	Minda Corp. Ltd. (India)	1,799,644

		9,427,275

	Brewers 2.0%
299,965	United Breweries Ltd. (India)	5,714,119

	Building Products 2.7%
983,819	Kajaria Ceramics Ltd. (India)	7,635,242

	Commodity Chemicals 5.3%
1,714,806	Berger Paints India Ltd. (India)	10,541,384
350,292	Gulf Oil Lubricants India Ltd. (India)	4,265,657

		14,807,041

	Consumer Finance 9.7%
476,305	Bajaj Finance Ltd. (India)	27,212,417

	Department Stores 1.7%
159,886	V-Mart Retail Ltd. (India)	4,677,991

	Diversified Banks 9.4%
1,455,941	City Union Bank Ltd. (India)	4,458,086
886,808	HDFC Bank Ltd. (India)	15,360,170
276,422	Kotak Mahindra Bank Ltd. (India)	6,388,588

		26,206,844

	Diversified Chemicals 4.6%
636,637	Pidilite Industries Ltd. (India)	12,954,844

	Electrical Components & Equipment 4.1%
1,141,125	Amara Raja Batteries Ltd. (India)	11,541,064

	Financial Exchanges & Data 1.3%
182,372	CRISIL Ltd. (India)	3,500,047

	Health Care Services 5.0%
717,165	Dr. Lal PathLabs Ltd. (India)	13,965,069

	Hotels, Resorts & Cruise Lines 0.7%
2,426,328	Lemon Tree Hotels Ltd.* (India)	1,951,503

	Industrial Conglomerates 1.9%
18,340	3M India Ltd.* (India)	5,346,549

	Industrial Machinery 4.2%
2,743,791	Elgi Equipments Ltd. (India)	11,783,363

	Interactive Media & Services 3.1%
302,136	Info Edge India Ltd. (India)	8,697,162

	Internet & Direct Marketing Retail 2.4%
300,260	MakeMyTrip Ltd.* (India)	6,812,899

	IT Consulting & Other Services 2.8%
276,472	Larsen & Toubro Infotech Ltd. (India)	5,886,882
190,875	Mindtree Ltd. (India)	1,899,894

		7,786,776

	Life & Health Insurance 2.3%
633,164	ICICI Prudential Life Insurance Co. Ltd. (India)	4,141,054
370,235	Max Financial Services Ltd.* (India)	2,235,971

		6,377,025

	Life Sciences Tools & Services 4.1%
484,131	Divi’s Laboratories Ltd. (India)	11,381,063

Shares		Value

	Packaged Foods & Meats 4.1%
274,178	Britannia Industries Ltd. (India)	$11,416,861

	Personal Products 3.7%
692,363	Godrej Consumer Products Ltd. (India)	6,711,746
20,913	Procter & Gamble Hygiene & Health Care Ltd. (India)	3,555,890

		10,267,636

	Pharmaceuticals 0.5%
296,945	Amrutanjan Health Care Ltd. (India)	1,510,729

	Property & Casualty Insurance 6.0%
991,295	ICICI Lombard General Insurance Co. Ltd. (India)	16,856,636

	Regional Banks 4.1%
1,242,363	AU Small Finance Bank Ltd. (India)	11,422,851

	Specialty Chemicals 2.0%
225,938	Asian Paints Ltd. (India)	5,623,838

	Thrifts & Mortgage Finance 8.3%
572,275	Aavas Financiers Ltd.* (India)	12,734,485
373,904	Housing Development Finance Corp. Ltd. (India)	10,430,922

		23,165,407

	Total Common Stocks (cost $213,911,394)	284,529,906

Principal Amount		Value

	CORPORATE BONDS 0.0%

	Food-Baking 0.0%
$6,475,620	Britannia Industries Ltd.§§ (India)
	8.00%, due 8/28/2022	$90,658

	Total Corporate Bonds (cost $92,394)	90,658

	SHORT-TERM INVESTMENTS 0.5%

	Repurchase Agreement 0.5%
1,279,359	Repurchase Agreement dated 9/30/19, 0.25% due 10/1/19 with Fixed Income Clearing Corp. collateralized by $1,295,000 of United States Treasury Notes 1.875% due 9/30/22; value: $1,306,533; repurchase proceeds: $1,279,368 (cost $1,279,359)	1,279,359

	Total Short-Term Investments (cost $1,279,359)	1,279,359

	Total Investments (cost $215,283,147) 102.2%	285,899,923

	Liabilities less Other Assets (2.2%)	(6,061,885)

	NET ASSETS 100.0%	$279,838,038

	*Non-income producing. §§ The aggregate value of illiquid holdings at September 30, 2019, amounts to approximately $90,658, and represents 0.03% of net assets. See Notes to Financial Statements.

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	SEPTEMBER 30, 2019

Schedule of Investments (continued)

At September 30, 2019, Wasatch Emerging India Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
India	100.0

TOTAL	100.0%

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	SEPTEMBER 30, 2019

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.1%

	Airport Services 3.9%
92,626	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B (Mexico)	$893,967
55,428	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Mexico)	845,099

		1,739,066

	Apparel, Accessories & Luxury Goods 2.2%
3,095	Page Industries Ltd. (India)	989,176

	Application Software 2.7%
13,019	Globant S.A.* (Argentina)	1,192,280

	Biotechnology 2.8%
4,150	Medytox, Inc. (Korea)	1,249,354

	Consumer Finance 9.3%
71,646	Bajaj Finance Ltd. (India)	4,093,303

	Diversified Banks 10.0%
108,436	HDFC Bank Ltd. (India)	1,878,192
69,576	Kasikornbank Public Co. Ltd. (Thailand)	357,150
712,464	PT Bank Central Asia Tbk (Indonesia)	1,523,303
38,123	TCS Group Holding plc GDR (Russia)	667,152

		4,425,797

	Diversified Chemicals 1.9%
40,888	Pidilite Industries Ltd. (India)	832,025

	Drug Retail 4.6%
88,166	Raia Drogasil S.A. (Brazil)	2,033,041

	Electrical Components & Equipment 6.2%
80,363	Amara Raja Batteries Ltd. (India)	812,772
47,350	Voltronic Power Technology Corp. (Taiwan)	976,655
166,301	Weg S.A. (Brazil)	969,801

		2,759,228

	Food Retail 3.4%
9,169	BGF Retail Co. Ltd. (Korea)	1,510,089

	Health Care Equipment 1.7%
809,339	Microport Scientific Corp. (China)	733,162

	Human Resource & Employment Services 2.8%
16,630	51job, Inc. ADR* (China)	1,230,620

	Industrial Machinery 2.4%
150,000	Techtronic Industries Co. Ltd. (Hong Kong)	1,043,993

	Interactive Media & Services 2.5%
26,325	Tencent Holdings Ltd. (China)	1,109,065

	Internet & Direct Marketing Retail 12.3%
6,847	Alibaba Group Holding Ltd. ADR* (China)	1,145,024
42,514	Ctrip.com International Ltd. ADR* (China)	1,245,235
34,276	MakeMyTrip Ltd.* (India)	777,722
4,069	MercadoLibre, Inc.* (Brazil)	2,242,955

		5,410,936

	IT Consulting & Other Services 0.9%
18,294	Larsen & Toubro Infotech Ltd. (India)	389,532

Shares		Value

	Life & Health Insurance 2.7%
80,759	Discovery Ltd. (South Africa)	$608,159
92,590	ICICI Prudential Life Insurance Co. Ltd. (India)	605,562

		1,213,721

	Life Sciences Tools & Services 0.5%
21,000	Wuxi Biologics Cayman, Inc.* (China)	214,349

	Packaged Foods & Meats 5.7%
25,711	Britannia Industries Ltd. (India)	1,070,614
351,393	Vitasoy International Holdings Ltd. (Hong Kong)	1,423,470

		2,494,084

	Personal Products 3.4%
72,802	Godrej Consumer Products Ltd. (India)	705,740
733	LG Household & Health Care Ltd. (Korea)	800,929

		1,506,669

	Property & Casualty Insurance 3.7%
97,235	ICICI Lombard General Insurance Co. Ltd. (India)	1,653,448

	Semiconductors 8.1%
49,297	ASPEED Technology, Inc. (Taiwan)	1,251,866
92,959	Silergy Corp. (Taiwan)	2,305,369

		3,557,235

	Specialty Chemicals 3.3%
57,952	Asian Paints Ltd. (India)	1,442,487

	Thrifts & Mortgage Finance 1.1%
21,693	Aavas Financiers Ltd.* (India)	482,721

	Total Common Stocks (cost $33,072,226)	43,305,381

	PREFERRED STOCKS 2.8%

	Diversified Banks 2.8%
101,363	Banco Davivienda S.A., 1.98% (Colombia)	1,237,910

	Total Preferred Stocks (cost $966,635)	1,237,910

Principal Amount		Value

	CORPORATE BONDS 0.0%

	Food-Baking 0.0%
$804,960	Britannia Industries Ltd.§§ (India) 8.00%, due 8/28/2022	$11,269

	Total Corporate Bonds (cost $11,485)	11,269

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	SEPTEMBER 30, 2019

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.5%

	Repurchase Agreement 0.5%
$201,512	Repurchase Agreement dated 9/30/19, 0.25% due 10/1/19 with Fixed Income Clearing Corp. collateralized by $205,000 of United States Treasury Notes 2.000% due 2/15/23; value: $208,315; repurchase proceeds: $201,512 (cost $201,512)	$201,512

	Total Short-Term Investments (cost $201,512)	201,512

	Total Investments (cost $34,251,858) 101.4%§	44,756,072

	Liabilities less Other Assets (1.4%)	(609,423)

	NET ASSETS 100.0%	$44,146,649

	*Non-income producing.

	§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 10.27%.

	§§The aggregate value of illiquid holdings at September 30, 2019, amounts to approximately $11,269, and represents 0.03% of net assets.

	ADR American Depositary Receipt.

	GDR Global Depositary Receipt.

	See Notes to Financial Statements.

At September 30, 2019, Wasatch Emerging Markets Select Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	2.7
Brazil	11.8
China	12.7
Colombia	2.8
Hong Kong	5.5
India	35.3
Indonesia	3.4
Korea	8.0
Mexico	3.9
Russia	1.5
South Africa	1.4
Taiwan	10.2
Thailand	0.8

TOTAL	100.0%

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	SEPTEMBER 30, 2019

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.7%

	Air Freight & Logistics 0.9%
3,111,925	Aramex PJSC (United Arab Emirates)	$3,397,307

	Airport Services 3.2%
1,417,325	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	8,433,996
224,866	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Mexico)	3,428,483

		11,862,479

	Application Software 2.6%
104,397	Globant S.A.* (Argentina)	9,560,677

	Auto Parts & Equipment 1.4%
1,539,768	Minth Group Ltd. (Hong Kong)	5,215,923

	Biotechnology 2.3%
27,302	Medytox, Inc. (Korea)	8,219,245

	Building Products 1.8%
837,329	Kajaria Ceramics Ltd. (India)	6,498,360

	Commodity Chemicals 4.9%
1,544,104	Berger Paints India Ltd. (India)	9,492,032
6,326,402	TOA Paint Thailand Public Co. Ltd. (Thailand)	8,377,286

		17,869,318

	Consumer Finance 9.3%
273,405	Bajaj Finance Ltd. (India)	15,620,266
2,585,375	Muangthai Capital Public Co. Ltd. (Thailand)	4,818,257
2,490,029	Srisawad Corp. Public Co. Ltd. (Thailand)	4,660,917
4,744,545	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	8,693,764

		33,793,204

	Department Stores 1.1%
289,946	Poya International Co. Ltd. (Taiwan)	4,113,834

	Distillers & Vintners 1.1%
608,057	Sichuan Swellfun Co. Ltd., Class A (China)	3,860,409

	Diversified Banks 3.3%
1,758,032	City Union Bank Ltd. (India)	5,383,087
375,132	TCS Group Holding plc GDR (Russia)	6,564,810

		11,947,897

	Diversified Chemicals 1.9%
332,915	Pidilite Industries Ltd. (India)	6,774,444

	Drug Retail 6.0%
604,829	Clicks Group Ltd. (South Africa)	8,585,816
576,410	Raia Drogasil S.A. (Brazil)	13,291,578

		21,877,394

	Electrical Components & Equipment 4.7%
408,296	Amara Raja Batteries Ltd. (India)	4,129,407
638,422	Voltronic Power Technology Corp. (Taiwan)	13,168,284

		17,297,691

	Electronic Equipment & Instruments 1.5%
1,130,616	Chroma ATE, Inc. (Taiwan)	5,361,156

	Food Retail 1.3%
28,441	BGF Retail Co. Ltd. (Korea)	4,684,092

	General Merchandise Stores 3.2%
1,328,766	Magazine Luiza S.A. (Brazil)	11,845,508

Shares		Value

	Health Care Equipment 1.3%
5,197,076	Microport Scientific Corp. (China)	$4,707,917

	Health Care Facilities 1.7%
17,123,347	Cleopatra Hospital* (Egypt)	6,363,406

	Health Care Services 2.8%
533,341	Dr. Lal PathLabs Ltd. (India)	10,385,538

	Highways & Railtracks 1.3%
5,680,875	Yuexiu Transport Infrastructure Ltd. (China)	4,906,991

	Home Improvement Retail 1.5%
42,963,824	PT Ace Hardware Indonesia Tbk (Indonesia)	5,357,236

	Hotels, Resorts & Cruise Lines 1.6%
179,331	Huazhu Group Ltd. ADR (China)	5,921,510

	Human Resource & Employment Services 2.5%
124,426	51job, Inc. ADR* (China)	9,207,524

	Industrial Conglomerates 1.8%
22,871	3M India Ltd.* (India)	6,667,443

	Industrial Machinery 0.9%
270,583	Airtac International Group (Taiwan)	3,223,914

	Interactive Media & Services 2.8%
355,845	Info Edge India Ltd. (India)	10,243,207

	Internet & Direct Marketing Retail 1.2%
187,282	MakeMyTrip Ltd.* (India)	4,249,429

	IT Consulting & Other Services 1.6%
274,707	Larsen & Toubro Infotech Ltd. (India)	5,849,300

	Life & Health Insurance 1.3%
193,012	Discovery Ltd. (South Africa)	1,453,484
551,418	Max Financial Services Ltd.* (India)	3,330,195

		4,783,679

	Packaged Foods & Meats 4.7%
139,371	Britannia Industries Ltd. (India)	5,803,454
2,771,755	Vitasoy International Holdings Ltd. (Hong Kong)	11,228,195

		17,031,649

	Pharmaceuticals 0.0%
13,017,213	China Animal Healthcare Ltd.* *** §§ (China)	16,608

	Property & Casualty Insurance 4.1%
879,440	ICICI Lombard General Insurance Co. Ltd. (India)	14,954,580

	Real Estate Operating Companies 1.0%
1,311,366	Parque Arauco S.A. (Chile)	3,740,851

	Regional Banks 4.1%
832,027	AU Small Finance Bank Ltd. (India)	7,650,035
16,035,600	PT Bank Tabungan Pensiunan Nasional Syariah Tbk* (Indonesia)	3,727,896
806,762	Regional S.A.B. de C.V. (Mexico)	3,697,352

		15,075,283

	Semiconductor Equipment 0.6%
27,625	Koh Young Technology, Inc. (Korea)	2,053,139

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	SEPTEMBER 30, 2019

Schedule of Investments (continued)

Shares		Value

	Semiconductors 8.2%
289,374	ASPEED Technology, Inc. (Taiwan)	$7,348,467
77,792	LEENO Industrial, Inc. (Korea)	3,635,474
178,735	Parade Technologies Ltd. (Taiwan)	3,107,708
646,126	Silergy Corp. (Taiwan)	16,023,828

		30,115,477

	Systems Software 2.0%
133,178	Douzone Bizon Co. Ltd. (Korea)	7,281,563

	Thrifts & Mortgage Finance 1.2%
199,906	Aavas Financiers Ltd.* (India)	4,448,386

	Total Common Stocks (cost $248,531,928)	360,763,568

	PREFERRED STOCKS 1.9%

	Personal Products 1.9%
10,913	LG Household & Health Care Ltd., 1.21% (Korea)	7,034,171

	Total Preferred Stocks (cost $5,149,453)	7,034,171

Principal Amount		Value

	CORPORATE BONDS 0.0%

	Food-Baking 0.0%
$4,181,130	Britannia Industries Ltd. §§ (India) 8.00%, due 8/28/2022	$58,535

	Total Corporate Bonds (cost $59,657)	58,535

	SHORT-TERM INVESTMENTS 0.2%

	Repurchase Agreement 0.2%
589,863	Repurchase Agreement dated 9/30/19, 0.25% due 10/1/19 with Fixed Income Clearing Corp. collateralized by $595,000 of United States Treasury Notes 2.000% due 2/15/23; value: $604,622; repurchase proceeds: $589,867 (cost $589,863)	589,863

	Total Short-Term Investments (cost $589,863)	589,863

	Total Investments (cost $254,330,901) 100.8%§	368,446,137

	Liabilities less Other Assets (0.8%)	(2,991,676)

	NET ASSETS 100.0%	$365,454,461

	*Non-income producing.

	***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

	§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 14.32%.

	§§The aggregate value of illiquid holdings at September 30, 2019, amounts to approximately $75,143, and represents 0.02% of net assets.

	ADR American Depositary Receipt.

	GDR Global Depositary Receipt.

	See Notes to Financial Statements.
At September 30, 2019, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	2.6
Brazil	6.8
Chile	1.0
China	7.8
Egypt	1.7
Hong Kong	4.5
India	33.0
Indonesia	2.5
Korea	9.0
Mexico	6.6
Russia	1.8
South Africa	2.7
Taiwan	14.2
Thailand	4.9
United Arab Emirates	0.9

TOTAL	100.0%

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	SEPTEMBER 30, 2019

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.3%

	Air Freight & Logistics 1.5%
852,587	Aramex PJSC (United Arab Emirates)	$930,774

	Airport Services 4.8%
148,500	Airports Corp. of Vietnam JSC* (Vietnam)	492,845
157,364	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Mexico)	2,399,295

		2,892,140

	Application Software 3.2%
20,930	Globant S.A.* (Argentina)	1,916,769

	Commodity Chemicals 2.4%
1,085,100	TOA Paint Thailand Public Co. Ltd. (Thailand)	1,436,866

	Consumer Finance 11.7%
399,437	ASA International Group plc (United Kingdom)	1,718,947
455,525	Delta Brac Housing Finance Corp. Ltd. (Bangladesh)	664,189
428,700	Muangthai Capital Public Co. Ltd. (Thailand)	798,951
102,680	Spandana Sphoorty Financial Ltd.* (India)	1,347,453
460,100	Srisawad Corp. Public Co. Ltd. (Thailand)	861,230
894,920	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	1,639,825

		7,030,595

	Data Processing & Outsourced Services 1.9%
176,741	Network International Holdings plc* (United Arab Emirates)	1,162,618

	Diversified Banks 18.1%
311,720	Bank for Foreign Trade of Vietnam JSC (Vietnam)	1,103,065
510,861	Commercial International Bank S.A.E (Egypt)	2,447,614
6,178	Credicorp Ltd. (Peru)	1,287,742
20,038	Grupo Financiero Galicia S.A. ADR (Argentina)	260,494
412,850	National Bank of Kuwait SAK (Kuwait)	1,284,814
1,168,000	PT Bank Central Asia Tbk (Indonesia)	2,497,274
114,789	TCS Group Holding plc GDR (Russia)	2,008,808

		10,889,811

	Drug Retail 7.7%
99,752	Clicks Group Ltd. (South Africa)	1,416,024
139,500	Raia Drogasil S.A. (Brazil)	3,216,764

		4,632,788

	Electrical Components & Equipment 2.2%
233,100	Weg S.A. (Brazil)	1,359,346

	Food Retail 6.0%
390,900	CP ALL Public Co. Ltd. (Thailand)	1,038,438
961,484	Philippine Seven Corp. (Philippines)	2,597,101

		3,635,539

	Health Care Distributors 2.4%
2,404,416	Ibnsina Pharma S.A.E. (Egypt)	1,462,145

	Health Care Facilities 5.4%
8,779,244	Cleopatra Hospital* (Egypt)	3,262,557

	Home Improvement Retail 1.1%
5,152,300	PT Ace Hardware Indonesia Tbk (Indonesia)	642,450

	Hypermarkets & Super Centers 2.7%
44,128	InRetail Peru Corp. (Peru)	1,606,259

Shares		Value

	Internet & Direct Marketing Retail 8.7%
4,998	MercadoLibre, Inc.* (Brazil)	$2,755,047
11,040	Naspers Ltd., Class N (South Africa)	1,672,985
11,040	Prosus N.V.* (Netherlands)	810,426

		5,238,458

	Life & Health Insurance 1.7%
134,435	Discovery Ltd. (South Africa)	1,012,368

	Pharmaceuticals 1.2%
251,849	Square Pharmaceuticals Ltd. (Bangladesh)	704,921

	Property & Casualty Insurance 3.2%
547,600	Qualitas Controladora S.A.B. de C.V. (Mexico)	1,954,089

	Real Estate Operating Companies 0.6%
119,514	Parque Arauco S.A. (Chile)	340,930

	Regional Banks 3.4%
125,705	AU Small Finance Bank Ltd. (India)	1,155,789
3,813,000	PT Bank Tabungan Pensiunan Nasional Syariah Tbk* (Indonesia)	886,432

		2,042,221

	Technology Distributors 3.4%
829,170	FPT Corp. (Vietnam)	2,062,114

	Wireless Telecommunication Services 4.0%
9,023,838	Safaricom plc (Kenya)	2,389,557

	Total Common Stocks (cost $53,495,759)	58,605,315

	PREFERRED STOCKS 3.4%

	Diversified Banks 3.4%
170,073	Banco Davivienda S.A., 1.98% (Colombia)	2,077,041

	Total Preferred Stocks (cost $1,852,963)	2,077,041

	Total Investments (cost $55,348,722) 100.7%	60,682,356

	Liabilities less Other Assets (0.7%)	(437,403)

	NET ASSETS 100.0%	$60,244,953

	*Non-income producing.

	ADR American Depositary Receipt. GDR Global Depositary Report.

	See Notes to Financial Statements.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	SEPTEMBER 30, 2019

Schedule of Investments (continued)

At September 30, 2019, Wasatch Frontier Emerging Small Countries Fund’s investments were in the following countries (unaudited):

Country	%
Argentina	3.6
Bangladesh	2.3
Brazil	12.1
Chile	0.6
Colombia	3.4
Egypt	11.8
India	4.1
Indonesia	6.6
Kenya	3.9
Kuwait	2.1
Mexico	9.9
Netherlands	1.3
Peru	4.8
Philippines	4.3
Russia	3.3
South Africa	6.8
Thailand	6.8
United Arab Emirates	3.5
United Kingdom	2.8
Vietnam	6.0

TOTAL	100.0%

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	SEPTEMBER 30, 2019

Schedule of Investments

Shares		Value

	COMMON STOCKS 100.0%

	Airlines 1.3%
10,687	Allegiant Travel Co.	$1,599,416

	Application Software 14.9%
15,912	Envestnet, Inc.*	902,210
21,449	Five9, Inc.*	1,152,669
34,834	Globant S.A.* (Argentina)	3,190,098
12,718	HubSpot, Inc.*	1,928,176
61,965	Infomart Corp. (Japan)	965,078
49,797	Medallia, Inc.*	1,365,932
18,045	Paylocity Holding Corp.*	1,760,831
16,499	Q2 Holdings, Inc.*	1,301,276
102,418	Systena Corp. (Japan)	1,521,233
7,858	Tyler Technologies, Inc.*	2,062,725
29,884	Zendesk, Inc.*	2,177,946

		18,328,174

	Automotive Retail 1.9%
28,706	Monro, Inc.	2,268,061

	Biotechnology 4.6%
101,538	Abcam plc (United Kingdom)	1,429,487
18,994	Exact Sciences Corp.*	1,716,488
5,682	Medytox, Inc. (Korea)	1,710,561
86,299	Sangamo Therapeutics, Inc.*	781,006

		5,637,542

	Building Products 3.1%
41,506	Trex Co., Inc.*	3,774,141

	Commercial Printing 1.2%
11,429	Cimpress N.V.* (Netherlands)	1,506,799

	Commodity Chemicals 1.1%
1,047,900	TOA Paint Thailand Public Co. Ltd. (Thailand)	1,387,607

	Consumer Finance 5.2%
33,630	Bajaj Finance Ltd. (India)	1,921,361
3,911	Credit Acceptance Corp.*	1,804,183
784,708	Srisawad Corp. Public Co. Ltd. (Thailand)	1,468,842
644,500	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	1,180,963

		6,375,349

	Data Processing & Outsourced Services 3.6%
24,505	Euronet Worldwide, Inc.*	3,585,082
12,500	GMO Payment Gateway, Inc. (Japan)	835,838

		4,420,920

	Diversified Chemicals 1.2%
73,457	Pidilite Industries Ltd. (India)	1,494,767

	Diversified Real Estate Activities 0.6%
42,728	Patrizia AG (Germany)	794,042

	Diversified Support Services 2.7%
41,115	Copart, Inc.*	3,302,768

	Drug Retail 0.6%
11,690	Ain Holdings, Inc. (Japan)	680,047

	Electrical Components & Equipment 2.4%
93,878	Amara Raja Batteries Ltd. (India)	949,460
95,281	Voltronic Power Technology Corp. (Taiwan)	1,965,294

		2,914,754

	General Merchandise Stores 1.1%
22,538	Ollie’s Bargain Outlet Holdings, Inc.*	1,321,628

Shares		Value

	Health Care Equipment 2.6%
21,469	Cantel Medical Corp.	$1,605,881
11,506	Cochlear Ltd. (Australia)	1,616,488

		3,222,369

	Health Care Facilities 2.1%
53,944	Ensign Group, Inc. (The)	2,558,564

	Health Care Services 1.3%
84,902	Dr. Lal PathLabs Ltd. (India)	1,653,263

	Health Care Supplies 1.1%
50,200	Asahi Intecc Co. Ltd. (Japan)	1,317,155

	Homebuilding 1.7%
25,624	LGI Homes, Inc.*	2,134,992

	Household Products 0.7%
21,200	Pigeon Corp. (Japan)	873,489

	Human Resource & Employment Services 1.9%
24,600	en-japan, Inc. (Japan)	940,772
55,830	SMS Co. Ltd. (Japan)	1,356,960

		2,297,732

	Industrial Conglomerates 1.0%
4,226	3M India Ltd.* (India)	1,231,980

	Industrial Machinery 7.5%
35,669	Altra Industrial Motion Corp.	987,853
24,393	Barnes Group, Inc.	1,257,215
30,575	Helios Technologies, Inc.	1,240,428
44,032	Kornit Digital Ltd.* (Israel)	1,355,305
68,400	MISUMI Group, Inc. (Japan)	1,608,705
16,345	RBC Bearings, Inc.*	2,711,799

		9,161,305

	Interactive Media & Services 0.6%
2,738	New Work SE (Germany)	746,071

	Internet & Direct Marketing Retail 4.3%
62,227	MakeMyTrip Ltd.* (India)	1,411,931
4,847	MercadoLibre, Inc.* (Brazil)	2,671,812
224,623	Trainline plc* (United Kingdom)	1,157,215

		5,240,958

	Life & Health Insurance 1.5%
284,505	ICICI Prudential Life Insurance Co. Ltd. (India)	1,860,735

	Managed Health Care 1.1%
23,517	HealthEquity, Inc.*	1,343,879

	Other Diversified Financial Services 1.1%
5,376	Hypoport AG* (Germany)	1,338,912

	Packaged Foods & Meats 1.8%
542,000	Vitasoy International Holdings Ltd. (Hong Kong)	2,195,606

	Pharmaceuticals 0.4%
59,226	Intra-Cellular Therapies, Inc.*	442,418

	Property & Casualty Insurance 1.5%
108,691	ICICI Lombard General Insurance Co. Ltd. (India)	1,848,254

	Regional Banks 4.8%
316,913	AU Small Finance Bank Ltd. (India)	2,913,842
41,416	Canadian Western Bank (Canada)	1,039,738
35,208	Eagle Bancorp, Inc.	1,570,981
130,412	Metro Bank plc* † (United Kingdom)	320,696

		5,845,257

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	SEPTEMBER 30, 2019

Schedule of Investments (continued)

Shares		Value

	Research & Consulting Services 2.3%
37,100	Funai Soken Holdings, Inc. (Japan)	$843,392
71,000	Nihon M&A Center, Inc. (Japan)	1,996,208

		2,839,600

	Restaurants 0.9%
36,174	Domino’s Pizza Enterprises Ltd. (Australia)	1,134,107

	Semiconductors 5.7%
48,000	ASPEED Technology, Inc. (Taiwan)	1,218,929
22,607	Melexis N.V. (Belgium)	1,565,904
15,304	Monolithic Power Systems, Inc.	2,381,762
75,000	Silergy Corp. (Taiwan)	1,859,989

		7,026,584

	Soft Drinks 1.0%
40,501	Fevertree Drinks plc (United Kingdom)	1,206,605

	Specialty Stores 1.6%
15,662	Five Below, Inc.*	1,974,978

	Technology Distributors 0.7%
110,332	Electrocomponents plc (United Kingdom)	873,370

	Thrifts & Mortgage Finance 1.1%
59,570	Aavas Financiers Ltd.* (India)	1,325,575

	Trading Companies & Distributors 2.3%
83,720	Diploma plc (United Kingdom)	1,711,857
43,400	MonotaRO Co. Ltd. (Japan)	1,134,320

		2,846,177

	Trucking 1.9%
64,833	Knight-Swift Transportation Holdings, Inc.	2,353,438

	Total Common Stocks (cost $88,308,678)	122,699,388

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.3%

	Repurchase Agreement 0.3%
$405,056	Repurchase Agreement dated 9/30/19, 0.25% due 10/1/19 with Fixed Income Clearing Corp. collateralized by $410,000 of United States Treasury Notes 2.000% due 2/15/23; value: $416,631; repurchase proceeds: $405,059 (cost $405,056)	$405,056

	Total Short-Term Investments (cost $405,056)	405,056

	Total Investments (cost $88,713,734) 100.3%§	123,104,444

	Liabilities less Other Assets (0.3%)	(334,364)

	NET ASSETS 100.0%	$122,770,080

	*Non-income producing.

	†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

	§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 4.11%.

	See Notes to Financial Statements.

At September 30, 2019, Wasatch Global Opportunities Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	2.6
Australia	2.2
Belgium	1.3
Brazil	2.2
Canada	0.9
Germany	2.3
Hong Kong	1.8
India	13.5
Israel	1.1
Japan	11.5
Korea	1.4
Mexico	1.0
Netherlands	1.2
Taiwan	4.1
Thailand	2.3
United Kingdom	5.5
United States	45.1

TOTAL	100.0%

WASATCH GLOBAL VALUE FUND (FMIEX / WILCX)	SEPTEMBER 30, 2019

Schedule of Investments

Shares		Value

	COMMON STOCKS 95.6%

	Airlines 2.4%
122,000	Japan Airlines Co. Ltd. (Japan)	$3,624,176

	Commodity Chemicals 1.0%
900,000	PTT Global Chemical Public Co. Ltd. (Thailand)	1,581,658

	Construction & Engineering 1.0%
2,475,000	Sinopec Engineering Group Co. Ltd., Class H (China)	1,553,645

	Department Stores 1.2%
36,000	Kohl’s Corp.	1,787,760

	Diversified Banks 12.1%
60,000	Citigroup, Inc.	4,144,800
230,000	ING Groep N.V. ADR (Netherlands)	2,403,500
430,000	Nordea Bank Abp (Sweden)	3,049,385
168,000	United Overseas Bank Ltd. (Singapore)	3,118,967
120,000	Wells Fargo & Co.	6,052,800

		18,769,452

	Electric Utilities 7.0%
42,000	Duke Energy Corp.	4,026,120
142,000	Exelon Corp.	6,860,020

		10,886,140

	Electrical Components & Equipment 2.4%
45,000	Eaton Corp. plc	3,741,750

	Food Retail 3.0%
188,000	Koninklijke Ahold Delhaize N.V. (Netherlands)	4,703,724

	Health Care Services 2.1%
19,000	Laboratory Corp. of America Holdings*	3,192,000

	Hypermarkets & Super Centers 2.7%
35,000	Walmart, Inc.	4,153,800

	Integrated Oil & Gas 8.9%
490,000	BP plc (United Kingdom)	3,107,588
83,000	Royal Dutch Shell plc ADR, Class A (United Kingdom)	4,884,550
185,000	Suncor Energy, Inc. (Canada)	5,835,491

		13,827,629

	Integrated Telecommunication Services 4.3%
175,000	AT&T, Inc.	6,622,000

	IT Consulting & Other Services 3.0%
32,000	International Business Machines Corp.	4,653,440

	Life & Health Insurance 2.1%
2,230,000	Fubon Financial Holding Co. Ltd. (Taiwan)	3,201,647

	Multi-Line Insurance 2.1%
126,000	AXA S.A. (France)	3,217,730

	Multi-Utilities 1.9%
270,000	National Grid plc (United Kingdom)	2,927,717

	Oil & Gas Equipment & Services 1.9%
86,000	Schlumberger Ltd.	2,938,620

	Packaged Foods & Meats 1.2%
3,100,000	Dali Foods Group Co. Ltd. (China)	1,902,471

	Pharmaceuticals 9.7%
33,000	Johnson & Johnson	4,269,540
50,000	Novartis AG (Switzerland)	4,335,454
177,000	Pfizer, Inc.	6,359,610

		14,964,604

Shares		Value

	Property & Casualty Insurance 3.1%
72,000	Axis Capital Holdings Ltd.	$4,803,840

	Reinsurance 4.2%
25,000	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	6,468,855

	Specialized REITs 5.8%
63,000	EPR Properties	4,842,180
185,000	VICI Properties, Inc.	4,190,250

		9,032,430

	Systems Software 2.7%
75,000	Oracle Corp.	4,127,250

	Technology Hardware, Storage & Peripherals 2.6%
99,000	Samsung Electronics Co. Ltd. (Korea)	4,059,650

	Tobacco 2.9%
50,000	KT&G Corp. (Korea)	4,409,982

	Wireless Telecommunication Services 4.3%
795,000	China Mobile Ltd. (China)	6,577,918

	Total Common Stocks (cost $138,016,312)	147,729,888

Principal Amount		Value
	SHORT-TERM INVESTMENTS 4.0%

	Repurchase Agreement 4.0%
$6,261,985	Repurchase Agreement dated 9/30/19, 0.25% due 10/1/19 with Fixed Income Clearing Corp. collateralized by $6,290,000 of United States Treasury Notes 2.000% due 2/15/23; value: $6,391,722; repurchase proceeds: $6,262,029 (cost $6,261,985)	$6,261,985

	Total Short-Term Investments (cost $6,261,985)	6,261,985

	Total Investments (cost $144,278,297) 99.6%§	153,991,873

	Other Assets less Liabilities 0.4%	690,110

	NET ASSETS 100.0%	$154,681,983

	*Non-income producing.

	§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 2.07%.

	ADR American Depositary Receipt.

	REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

WASATCH GLOBAL VALUE FUND (FMIEX / WILCX)	SEPTEMBER 30, 2019

Schedule of Investments (continued)

At September 30, 2019, Wasatch Global Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	3.9
China	6.8
France	2.2
Germany	4.4
Japan	2.4
Korea	5.7
Netherlands	4.8
Singapore	2.1
Sweden	2.1
Switzerland	2.9
Taiwan	2.2
Thailand	1.1
United Kingdom	7.4
United States	52.0

TOTAL	100.0%

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	SEPTEMBER 30, 2019

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.8%

	Airport Services 1.3%
2,573,072	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	$15,311,434

	Apparel, Accessories & Luxury Goods 1.1%
38,754	Page Industries Ltd. (India)	12,385,960

	Application Software 9.0%
106,019	Descartes Systems Group, Inc. (The)* (Canada)	4,279,651
1,344,426	GB Group plc (United Kingdom)	8,959,468
896,811	Infomart Corp. (Japan)	13,967,443
189,876	Kinaxis, Inc.* (Canada)	12,356,953
181,287	Lightspeed POS, Inc.* (Canada)	4,192,651
455,301	Miroku Jyoho Service Co. Ltd. (Japan)	12,413,663
189,791	Nemetschek SE (Germany)	9,685,315
1,116,000	Systena Corp. (Japan)	16,576,148
2,576,492	Technology One Ltd. (Australia)	12,486,045
348,216	WiseTech Global Ltd. (Australia)	8,162,537

		103,079,874

	Asset Management & Custody Banks 1.2%
2,236,556	Netwealth Group Ltd. (Australia)	13,752,125

	Biotechnology 2.1%
1,352,957	Abcam plc (United Kingdom)	19,047,391
16,926	Medytox, Inc. (Korea)	5,095,559

		24,142,950

	Brewers 1.8%
254,855	Royal Unibrew A/S (Denmark)	21,013,599

	Commodity Chemicals 1.6%
2,945,266	Berger Paints India Ltd. (India)	18,105,360

	Construction Machinery & Heavy Trucks 0.6%
407,900	Takeuchi Manufacturing Co. Ltd. (Japan)	6,326,458

	Data Processing & Outsourced Services 1.7%
322,079	Afterpay Touch Group Ltd.* (Australia)	7,797,681
167,500	GMO Payment Gateway, Inc. (Japan)	11,200,231

		18,997,912

	Diversified Real Estate Activities 1.5%
912,239	Patrizia AG (Germany)	16,952,733

	Diversified Support Services 2.7%
1,054,455	HomeServe plc (United Kingdom)	15,376,545
1,976,152	Prestige International, Inc. (Japan)	15,681,280

		31,057,825

	Drug Retail 6.3%
187,928	Ain Holdings, Inc. (Japan)	10,932,413
1,067,570	Clicks Group Ltd. (South Africa)	15,154,630
190,100	Kusuri no Aoki Holdings Co. Ltd. (Japan)	12,939,986
458,900	Raia Drogasil S.A. (Brazil)	10,581,886
160,800	Sugi Holdings Co. Ltd. (Japan)	8,699,931
128,700	Tsuruha Holdings, Inc. (Japan)	14,009,702

		72,318,548

	Electrical Components & Equipment 1.4%
765,740	Voltronic Power Technology Corp. (Taiwan)	15,794,383

	Electronic Equipment & Instruments 2.0%
916,686	Halma plc (United Kingdom)	22,215,354

Shares		Value

	Financial Exchanges & Data 0.3%
589,301	IntegraFin Holdings plc (United Kingdom)	$2,869,316

	General Merchandise Stores 1.2%
2,981,229	B&M European Value Retail S.A. (United Kingdom)	13,907,168

	Health Care Equipment 5.6%
234,504	CellaVision AB (Sweden)	9,088,056
171,631	Cochlear Ltd. (Australia)	24,112,587
182,375	DiaSorin S.p.A. (Italy)	21,209,793
629,064	Nakanishi, Inc. (Japan)	9,907,940

		64,318,376

	Health Care Supplies 1.6%
684,900	Asahi Intecc Co. Ltd. (Japan)	17,970,509

	Health Care Technology 2.2%
702,420	M3, Inc. (Japan)	16,903,554
512,178	RaySearch Laboratories AB* (Sweden)	8,361,092

		25,264,646

	Household Appliances 1.0%
1,025,388	Breville Group Ltd. (Australia)	11,142,580

	Household Products 1.5%
413,084	Pigeon Corp. (Japan)	17,020,016

	Human Resource & Employment Services 4.3%
125,531	51job, Inc. ADR* (China)	9,289,294
627,900	Benefit One, Inc. (Japan)	11,858,237
331,097	en-japan, Inc. (Japan)	12,662,068
602,542	SMS Co. Ltd. (Japan)	14,644,905

		48,454,504

	Industrial Machinery 2.3%
637,215	MISUMI Group, Inc. (Japan)	14,986,708
2,874,671	Rotork plc (United Kingdom)	11,010,124

		25,996,832

	Interactive Media & Services 3.9%
455,247	Info Edge India Ltd. (India)	13,104,552
65,734	New Work SE (Germany)	17,911,699
1,958,565	Rightmove plc (United Kingdom)	13,259,288

		44,275,539

	Internet & Direct Marketing Retail 2.4%
3,004,735	Trainline plc* (United Kingdom)	15,479,831
1,575,215	Webjet Ltd. (Australia)	11,599,420

		27,079,251

	Investment Banking & Brokerage 1.0%
1,370,146	Avanza Bank Holding AB (Sweden)	11,162,653

	IT Consulting & Other Services 2.0%
148,914	Endava plc ADR* (United Kingdom)	5,636,395
231,508	Reply S.p.A. (Italy)	13,588,090
263,730	Softcat plc (United Kingdom)	3,249,176

		22,473,661

	Life Sciences Tools & Services 1.5%
69,624	Tecan Group AG (Switzerland)	16,630,792

	Movies & Entertainment 1.6%
319,931	CTS Eventim AG & Co KGaA (Germany)	18,028,250

	Oil & Gas Equipment & Services 1.7%
694,440	Pason Systems, Inc. (Canada)	8,465,265
425,790	TGS-NOPEC Geophysical Co. ASA (Norway)	10,806,627

		19,271,892

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	SEPTEMBER 30, 2019

Schedule of Investments (continued)

Shares		Value

	Other Diversified Financial Services 1.4%
63,834	Hypoport AG* (Germany)	$15,898,091

	Packaged Foods & Meats 2.6%
86,246	Morinaga & Co. Ltd. (Japan)	4,187,667
6,243,449	Vitasoy International Holdings Ltd. (Hong Kong)	25,291,796

		29,479,463

	Pharmaceuticals 0.5%
77,500	JCR Pharmaceuticals Co. Ltd. (Japan)	5,934,798

	Property & Casualty Insurance 1.6%
1,102,324	ICICI Lombard General Insurance Co. Ltd. (India)	18,744,647

	Regional Banks 3.3%
1,658,515	AU Small Finance Bank Ltd. (India)	15,249,142
783,685	Canadian Western Bank (Canada)	19,674,199
1,021,669	Metro Bank plc* † (United Kingdom)	2,512,385

		37,435,726

	Research & Consulting Services 3.1%
604,044	Funai Soken Holdings, Inc. (Japan)	13,731,701
757,828	Nihon M&A Center, Inc. (Japan)	21,306,794

		35,038,495

	Restaurants 1.4%
509,986	Domino’s Pizza Enterprises Ltd. (Australia)	15,988,792

	Semiconductor Equipment 0.6%
601,600	Japan Material Co. Ltd. (Japan)	7,400,028

	Semiconductors 4.0%
196,688	Elmos Semiconductor AG (Germany)	5,220,156
184,960	Melexis N.V. (Belgium)	12,811,503
1,097,165	Silergy Corp. (Taiwan)	27,209,528

		45,241,187

	Soft Drinks 1.5%
583,961	Fevertree Drinks plc (United Kingdom)	17,397,357

	Specialty Chemicals 1.5%
202,296	Chr. Hansen Holding A/S (Denmark)	17,170,183

	Systems Software 0.9%
182,570	Douzone Bizon Co. Ltd. (Korea)	9,982,091

	Technology Distributors 1.1%
1,620,180	Electrocomponents plc (United Kingdom)	12,825,085

	Textiles 0.4%
160,034	Brunello Cucinelli S.p.A. (Italy)	4,985,184

	Trading Companies & Distributors 4.5%
254,962	Beijer Ref AB (Sweden)	5,796,445
950,186	Diploma plc (United Kingdom)	19,428,841
166,859	IMCD N.V. (Netherlands)	12,339,745
539,324	MonotaRO Co. Ltd. (Japan)	14,095,997

		51,661,028

	Total Common Stocks (cost $804,501,111)	1,102,502,655

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.7%

	Repurchase Agreement 3.7%
$42,045,094	Repurchase Agreement dated 9/30/19, 0.25% due 10/1/19 with Fixed Income Clearing Corp. collateralized by $42,510,000 of United States Treasury Notes 1.875% due 9/30/22; value: $42,888,594; repurchase proceeds: $42,045,386 (cost $42,045,094)	$42,045,094

	Total Short-Term Investments (cost $42,045,094)	42,045,094

	Total Investments (cost $846,546,205) 100.5%§	1,144,547,749

	Liabilities less Other Assets (0.5%)	(5,216,472)

	NET ASSETS 100.0%	$1,139,331,277

*Non-income producing.

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 3.77%.

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2019, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Australia	9.5
Belgium	1.2
Brazil	1.0
Canada	4.4
China	0.8
Denmark	3.5
Germany	7.6
Hong Kong	2.3
India	7.0
Italy	3.6
Japan	27.7
Korea	1.4
Mexico	1.4
Netherlands	1.1
Norway	1.0
South Africa	1.4
Sweden	3.1
Switzerland	1.5
Taiwan	3.9
United Kingdom	16.6

TOTAL	100.0%

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	SEPTEMBER 30, 2019

Schedule of Investments

Shares		Value

	COMMON STOCKS 94.3%

	Advertising 1.7%
141,023	4imprint Group plc (United Kingdom)	$5,201,843
535,366	YouGov plc (United Kingdom)	3,528,268

		8,730,111

	Aerospace & Defense 1.0%
255,507	Avon Rubber plc (United Kingdom)	5,221,314

	Alternative Carriers 1.0%
703,000	Chief Telecom, Inc.§ (Taiwan)	5,322,221

	Apparel, Accessories & Luxury Goods 0.5%
1,808,490	JNBY Design Ltd. (China)	2,598,160

	Application Software 13.3%
108,221	Esker S.A. (France)	9,436,441
175,100	Fixstars Corp. (Japan)	2,330,348
749,816	Fortnox AB (Sweden)	12,583,195
791,092	GB Group plc (United Kingdom)	5,271,963
23,188,436	Humanica Public Co. Ltd. (Thailand)	6,216,942
430,100	Infomart Corp. (Japan)	6,698,621
236,300	Miroku Jyoho Service Co. Ltd. (Japan)	6,442,658
610,572	Rakus Co. Ltd. (Japan)	9,469,866
607,600	Systena Corp. (Japan)	9,024,792

		67,474,826

	Auto Parts & Equipment 0.6%
2,379,262	Minda Corp. Ltd. (India)	3,189,413

	Brewers 1.4%
607,145	Carlsberg Brewery Malaysia Berhad, Class B (Malaysia)	3,807,888
42,497	Royal Unibrew A/S (Denmark)	3,504,012

		7,311,900

	Building Products 0.8%
513,260	Kajaria Ceramics Ltd. (India)	3,983,318

	Commercial Printing 0.5%
74,700	Raksul, Inc.* (Japan)	2,466,395

	Commodity Chemicals 3.5%
867,649	Berger Paints India Ltd. (India)	5,333,677
666,740	Gulf Oil Lubricants India Ltd. (India)	8,119,181
255,016	Supreme Industries Ltd. (India)	4,451,071

		17,903,929

	Consumer Finance 2.7%
819,635	ASA International Group plc (United Kingdom)	3,527,237
207,910	Gruppo MutuiOnline S.p.A. (Italy)	3,739,091
195,619	Spandana Sphoorty Financial Ltd.* (India)	2,567,077
2,204,062	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	4,038,658

		13,872,063

	Department Stores 2.1%
396,908	Poya International Co. Ltd. (Taiwan)	5,631,440
179,853	V-Mart Retail Ltd. (India)	5,262,192

		10,893,632

	Diversified Support Services 5.3%
1,864,804	Clipper Logistics plc (United Kingdom)	4,883,811
328,900	Japan Elevator Service Holdings Co. Ltd. (Japan)	8,535,430
1,203,361	Johnson Service Group plc (United Kingdom)	2,574,490
1,354,362	Prestige International, Inc. (Japan)	10,747,215

		26,740,946

Shares		Value

	Drug Retail 1.6%
50,000	Kusuri no Aoki Holdings Co. Ltd. (Japan)	$3,403,468
198,524	Yakuodo Holdings Co. Ltd. (Japan)	4,968,379

		8,371,847

	Education Services 0.5%
310,197	Dadi Early-Childhood Education Group Ltd. (Taiwan)	2,569,348

	Electrical Components & Equipment 1.8%
223,393	Amara Raja Batteries Ltd. (India)	2,259,343
326,158	Voltronic Power Technology Corp. (Taiwan)	6,727,433

		8,986,776

	Electronic Equipment & Instruments 1.1%
129,328	Isra Vision AG (Germany)	5,429,821

	Food Retail 3.8%
4,010,374	7-Eleven Malaysia Holdings Berhad, Class B (Malaysia)	1,388,832
3,819,129	Philippine Seven Corp. (Philippines)	10,315,996
70,499	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd. (Israel)	3,995,240
4,502,100	Sheng Siong Group Ltd. (Singapore)	3,615,621

		19,315,689

	Health Care Equipment 4.4%
10,178,000	AK Medical Holdings Ltd. (China)	9,661,549
166,826	CellaVision AB (Sweden)	6,465,237
103,691	Inmode Ltd.* (United States)	2,230,393
239,982	Xvivo Perfusion AB* (Sweden)	4,217,460

		22,574,639

	Health Care Facilities 0.9%
12,367,496	Cleopatra Hospital* (Egypt)	4,596,029

	Health Care Services 3.6%
255,177	Dr. Lal PathLabs Ltd. (India)	4,968,960
452,900	Elan Corp. (Japan)	7,401,381
341,275	Metropolis Healthcare Ltd.* (India)	6,091,720

		18,462,061

	Health Care Supplies 1.8%
797,194	Advanced Medical Solutions Group plc (United Kingdom)	2,416,167
1,571,583	Nanosonics Ltd.* (Australia)	6,693,270

		9,109,437

	Health Care Technology 5.0%
275,380	Craneware plc (United Kingdom)	8,583,342
99,198	Nexus AG (Germany)	3,405,808
481,990	Pro Medicus Ltd. (Australia)	9,050,380
262,144	RaySearch Laboratories AB* (Sweden)	4,279,391

		25,318,921

	Home Furnishing Retail 0.5%
450,529	Nick Scali Ltd. (Australia)	2,280,634

	Home Improvement Retail 2.0%
3,984,055	Italtile Ltd. (South Africa)	3,519,753
52,787,300	PT Ace Hardware Indonesia Tbk (Indonesia)	6,582,143

		10,101,896

	Human Resource & Employment Services 1.6%
59,588	en-japan, Inc. (Japan)	2,278,811
234,262	SMS Co. Ltd. (Japan)	5,693,785

		7,972,596

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	SEPTEMBER 30, 2019

Schedule of Investments (continued)

Shares		Value

	Interactive Media & Services 1.7%
80,400	Atrae, Inc.* (Japan)	$2,379,468
16,043	New Work SE (Germany)	4,371,518
60,445	Wantedly, Inc.* (Japan)	1,732,990

		8,483,976

	Internet & Direct Marketing Retail 3.1%
558,706	On the Beach Group plc (United Kingdom)	2,620,053
234,418	Open Door, Inc.* (Japan)	4,715,460
817,570	Webjet Ltd. (Australia)	6,020,345
149,721	Yume No Machi Souzou Iinkai Co. Ltd. (Japan)	2,223,833

		15,579,691

	Investment Banking & Brokerage 0.6%
374,090	HUB24 Ltd. (Australia)	3,178,875

	IT Consulting & Other Services 2.4%
233,971	Appen Ltd. (Australia)	3,341,561
61,681	Aubay (France)	2,282,432
340,372	Avant Corp. (Japan)	6,522,551

		12,146,544

	Life Sciences Tools & Services 1.1%
417,174	Biotage AB (Sweden)	4,335,299
2,384,000	Frontage Holdings Corp.*	1,444,812

		5,780,111

	Oil & Gas Equipment & Services 0.5%
583,959	Computer Modelling Group Ltd. (Canada)	2,693,127

	Other Diversified Financial Services 2.3%
46,464	Hypoport AG* (Germany)	11,572,029

	Packaged Foods & Meats 3.1%
2,003,120	Vitasoy International Holdings Ltd. (Hong Kong)	8,114,506
1,271,000	Yihai International Holding Ltd.* (China)	7,556,885

		15,671,391

	Personal Products 0.9%
543,629	Sarantis S.A. (Greece)	4,799,482

	Property & Casualty Insurance 1.8%
2,589,300	Qualitas Controladora S.A.B. de C.V. (Mexico)	9,239,815

	Publishing 1.0%
324,155	Future plc (United Kingdom)	4,886,402

	Research & Consulting Services 3.0%
40,458	Akka Technologies (France)	2,786,944
220,000	IR Japan Holdings Ltd. (Japan)	7,813,179
426,472	NICE Information Service Co. Ltd. (Korea)	4,688,464

		15,288,587

	Restaurants 0.5%
141,500	Arcland Service Holdings Co. Ltd. (Japan)	2,538,821
630,045	Patisserie Holdings plc* *** §§ (United Kingdom)	7,747

		2,546,568

	Semiconductor Equipment 0.6%
266,832	Japan Material Co. Ltd. (Japan)	3,282,188

	Semiconductors 2.6%
194,472	Elmos Semiconductor AG (Germany)	5,161,344
168,791	LEENO Industrial, Inc. (Korea)	7,888,155

		13,049,499

Shares		Value

	Specialized Finance 1.1%
410,900	eGuarantee, Inc. (Japan)	$5,658,544

	Systems Software 1.7%
53,300	Digital Arts, Inc. (Japan)	3,519,649
352,897	Minwise Co. Ltd. (Korea)	5,074,471

		8,594,120

	Technology Hardware, Storage & Peripherals 0.6%
57,241	MGI Digital Graphic Technology* (France)	2,838,738

	Thrifts & Mortgage Finance 2.7%
345,265	Aavas Financiers Ltd.* (India)	7,682,970
78,690	Equitable Group, Inc. (Canada)	6,165,837

		13,848,807

	Total Common Stocks (cost $341,302,336)	479,936,416

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.7%

	Repurchase Agreement 5.7%
$28,947,270	Repurchase Agreement dated 9/30/19, 0.25% due 10/1/19 with Fixed Income Clearing Corp. collateralized by $29,270,000 of United States Treasury Notes 1.875% due 9/30/22; value: $29,530,679; repurchase proceeds: $28,947,471 (cost $28,947,270)	$28,947,270

	Total Short-Term Investments (cost $28,947,270)	28,947,270

	Total Investments (cost $370,249,606) 100.0%§	508,883,686

	Other Assets less Liabilities <0.1%	196,774

	NET ASSETS 100.0%	$509,080,460

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 4.76%.

§§The aggregate value of illiquid holdings at September 30, 2019, amounts to approximately $7,747, and represents 0.00% of net assets.

See Notes to Financial Statements.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	SEPTEMBER 30, 2019

Schedule of Investments (continued)

At September 30, 2019, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Australia	6.4
Canada	1.8
China	4.1
Denmark	0.7
Egypt	1.0
France	3.6
Germany	6.2
Greece	1.0
Hong Kong	1.7
India	11.2
Indonesia	1.4
Israel	0.8
Italy	0.8
Japan	25.0
Korea	3.7
Malaysia	1.1
Mexico	2.8
Philippines	2.1
Singapore	0.8
South Africa	0.7
Sweden	6.6
Taiwan	4.2
Thailand	1.3
United Kingdom	10.2
United States	0.8

TOTAL	100.0%

WASATCH MICRO CAP FUND (WMICX)	SEPTEMBER 30, 2019

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.2%

	Alternative Carriers 1.8%
133,376	Bandwidth, Inc., Class A*	$8,684,111

	Apparel Retail 2.4%
328,592	Boot Barn Holdings, Inc.*	11,467,861

	Apparel, Accessories & Luxury Goods 1.7%
502,591	Superior Group of Cos., Inc.	8,101,767

	Application Software 11.8%
113,850	Digimarc Corp.*	4,450,397
64,600	Esker S.A. (France)	5,632,863
135,017	Five9, Inc.*	7,255,814
446,035	Fortnox AB* (Sweden)	7,485,230
582,694	Medallia, Inc.* *** †	14,841,216
256,875	Model N, Inc.*	7,130,850
260,998	Upland Software, Inc.*	9,098,390

		55,894,760

	Biotechnology 5.3%
134,208	Castle Biosciences, Inc.*	2,427,823
198,651	ChemoCentryx, Inc.*	1,346,854
252,841	Cytokinetics, Inc.*	2,877,331
94,564	Esperion Therapeutics, Inc.*	3,466,716
150,836	Exagen, Inc.	2,336,450
291,270	Flexion Therapeutics, Inc.*	3,991,855
622,873	Inovio Pharmaceuticals, Inc.*	1,276,890
206,788	MacroGenics, Inc.*	2,638,615
355,567	Sangamo Therapeutics, Inc.*	3,217,881
829,394	Selecta Biosciences, Inc.*	1,451,439

		25,031,854

	Construction & Engineering 2.5%
747,971	Construction Partners, Inc., Class A*	11,653,388

	Construction Machinery & Heavy Trucks 2.1%
83,714	Alamo Group, Inc.	9,854,812

	Data Processing & Outsourced Services 1.5%
995,525	USA Technologies, Inc.*	7,297,198

	Diversified Banks 1.0%
1,607,909	City Union Bank Ltd. (India)	4,923,411

	Diversified Support Services 1.6%
288,300	Japan Elevator Service Holdings Co. Ltd. (Japan)	7,481,802

	Electronic Equipment & Instruments 2.4%
236,179	Napco Security Technologies, Inc.*	6,027,288
354,246	nLight, Inc.*	5,547,492

		11,574,780

	Electronic Manufacturing Services 2.0%
185,512	Fabrinet*	9,702,278

	Environmental & Facilities Services 1.5%
267,750	Heritage-Crystal Clean, Inc.*	7,095,375

	Food Distributors 1.6%
182,375	Chefs’ Warehouse, Inc. (The)*	7,353,360

	Health Care Distributors 1.1%
184,971	PetIQ, Inc.*	5,042,309

Shares		Value

	Health Care Equipment 7.0%
202,487	AtriCure, Inc.*	$5,050,026
274,746	CryoLife, Inc.*	7,459,354
230,637	LeMaitre Vascular, Inc.	7,883,173
26,233	Mesa Laboratories, Inc.	6,237,420
109,271	Tandem Diabetes Care, Inc.*	6,444,803

		33,074,776

	Health Care Services 1.9%
115,525	Addus HomeCare Corp.*	9,158,822

	Health Care Supplies 1.5%
202,337	OrthoPediatrics Corp.*	7,134,403

	Health Care Technology 4.5%
84,059	Inspire Medical Systems, Inc.*	5,129,280
204,078	Simulations Plus, Inc.	7,081,507
161,227	Tabula Rasa HealthCare, Inc.*	8,857,811

		21,068,598

	Homebuilding 2.8%
83,731	LGI Homes, Inc.*	6,976,467
212,791	Skyline Champion Corp.*	6,402,881

		13,379,348

	Industrial Machinery 6.0%
120,111	Kadant, Inc.	10,544,545
579,955	Kornit Digital Ltd.* (Israel)	17,851,015

		28,395,560

	Insurance Brokers 2.3%
115,587	Goosehead Insurance, Inc., Class A	5,704,218
208,174	Health Insurance Innovations, Inc., Class A*	5,189,778

		10,893,996

	Internet Services & Infrastructure 1.4%
2,114,650	Limelight Networks, Inc.*	6,407,389

	IT Consulting & Other Services 2.0%
245,479	Endava plc ADR* (United Kingdom)	9,291,380

	Leisure Products 1.0%
304,553	MasterCraft Boat Holdings, Inc.*	4,545,454

	Oil & Gas Equipment & Services 1.6%
167,591	DMC Global, Inc.	7,370,652

	Oil & Gas Exploration & Production 1.4%
2,524,023	Abraxas Petroleum Corp.*	1,280,942
1,904,429	Lonestar Resources US, Inc., Class A* ‡‡	5,180,047

		6,460,989

	Packaged Foods & Meats 2.4%
225,271	Freshpet, Inc.*	11,211,738

	Personal Products 1.5%
105,268	USANA Health Sciences, Inc.*	7,199,279

	Pharmaceuticals 1.2%
361,242	Intra-Cellular Therapies, Inc.*	2,698,478
456,918	Optinose, Inc.*	3,198,426

		5,896,904

	Regional Banks 3.6%
307,747	CBTX, Inc.	8,579,986
472,579	Metro Bank plc* † (United Kingdom)	1,162,119
265,676	People’s Utah Bancorp	7,515,974

		17,258,079

WASATCH MICRO CAP FUND (WMICX)	SEPTEMBER 30, 2019

Schedule of Investments (continued)

Shares		Value

	Research & Consulting Services 3.9%
155,004	ICF International, Inc.	$13,093,188
147,800	IR Japan Holdings Ltd. (Japan)	5,249,036

		18,342,224

	Restaurants 1.7%
329,766	Chuy’s Holdings, Inc.*	8,165,006

	Semiconductors 4.4%
127,095	Ambarella, Inc.*	7,986,014
114,402	Inphi Corp.*	6,984,242
257,654	MaxLinear, Inc.*	5,766,297

		20,736,553

	Systems Software 3.7%
54,941	CyberArk Software Ltd.* (Israel)	5,484,210
157,784	Rapid7, Inc.*	7,161,816
81,764	Varonis Systems, Inc.*	4,887,852

		17,533,878

	Trading Companies & Distributors 2.1%
391,701	Transcat, Inc.* ‡‡	10,031,463

	Total Common Stocks (cost $362,679,324)	464,715,557

	SUBSCRIPTION RECEIPTS 0.6%

	Health Care Services 0.6%
3,795,143	IM Cannabis Finance Ltd.* *** † (Canada)	3,007,812

	Total Subscription Receipts (cost $2,996,504)	3,007,812

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.3%

	Repurchase Agreement 1.3%
$6,310,337	Repurchase Agreement dated 9/30/19, 0.25% due 10/1/19 with Fixed Income Clearing Corp. collateralized by $6,335,000 of United States Treasury Notes 2.000% due 2/15/23; value: $6,437,450; repurchase proceeds: $6,310,380 (cost $6,310,337)	$6,310,337

	Total Short-Term Investments (cost $6,310,337)	6,310,337

	Total Investments (cost $371,986,165) 100.1%	474,033,706

	Liabilities less Other Assets (0.1%)	(528,319)

	NET ASSETS 100.0%	$473,505,387

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

‡‡Affiliated company (see Note 8).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2019, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	0.6
France	1.2
India	1.1
Israel	5.0
Japan	2.7
Sweden	1.6
United Kingdom	2.2
United States	85.6

TOTAL	100.0%

WASATCH MICRO CAP VALUE FUND (WAMVX)	SEPTEMBER 30, 2019

Schedule of Investments

Shares		Value

	COMMON STOCKS 93.5%

	Air Freight & Logistics 1.1%
554,000	Radiant Logistics, Inc.*	$2,864,180

	Airlines 1.1%
18,000	Allegiant Travel Co.	2,693,880

	Alternative Carriers 1.0%
193,205	Gamma Communications plc (United Kingdom)	2,624,984

	Application Software 9.9%
59,000	Ebix, Inc.	2,483,900
175,500	eGain Corp.*	1,404,877
37,000	Esker S.A. (France)	3,226,253
20,000	Everbridge, Inc.*	1,234,200
22,000	Globant S.A.* (Argentina)	2,014,760
100,800	Miroku Jyoho Service Co. Ltd. (Japan)	2,748,286
100,000	Model N, Inc.*	2,776,000
50,000	QAD, Inc., Class A	2,309,000
277,000	SharpSpring, Inc.*	2,686,900
202,000	Systena Corp. (Japan)	3,000,342
198,000	Telenav, Inc.*	946,440

		24,830,958

	Asset Management & Custody Banks 2.1%
750,000	Fiducian Group Ltd. (Australia)	2,809,480
44,000	Hamilton Lane, Inc., Class A	2,506,240

		5,315,720

	Biotechnology 1.0%
94,000	Cytokinetics, Inc.*	1,069,720
160,000	Sangamo Therapeutics, Inc.*	1,448,000

		2,517,720

	Building Products 0.8%
44,400	Patrick Industries, Inc.*	1,903,872

	Communications Equipment 1.1%
200,000	Digi International, Inc.*	2,724,000

	Construction & Engineering 2.9%
231,000	Construction Partners, Inc., Class A*	3,598,980
52,000	NV5 Global, Inc.*	3,550,040

		7,149,020

	Consumer Finance 0.7%
945,000	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	1,731,590

	Data Processing & Outsourced Services 2.4%
162,000	i3 Verticals, Inc., Class A*	3,259,440
377,000	USA Technologies, Inc.*	2,763,410

		6,022,850

	Diversified Banks 1.1%
900,000	City Union Bank Ltd. (India)	2,755,797

	Diversified Support Services 1.3%
1,505,000	Johnson Service Group plc (United Kingdom)	3,219,821

	Education Services 0.8%
256,781	Dadi Early-Childhood Education Group Ltd. (Taiwan)	2,126,906

	Electronic Equipment & Instruments 1.2%
119,000	Napco Security Technologies, Inc.*	3,036,880

Shares		Value

	Electronic Manufacturing Services 2.3%
83,000	Fabrinet*	$4,340,900
181,150	RF Industries Ltd.	1,282,542

		5,623,442

	Health Care Distributors 2.0%
4,161,922	Ibnsina Pharma S.A.E. (Egypt)	2,530,899
95,000	PetIQ, Inc.*	2,589,700

		5,120,599

	Health Care Equipment 3.8%
80,000	AtriCure, Inc.*	1,995,200
132,000	Inmode Ltd.*	2,839,320
351,000	IRIDEX Corp.*	663,390
265,000	Neuronetics, Inc.*	2,202,150
41,000	Tactile Systems Technology, Inc.*	1,735,120

		9,435,180

	Health Care Facilities 1.0%
53,000	Ensign Group, Inc. (The)	2,513,790

	Health Care Services 2.2%
22,000	LHC Group, Inc.*	2,498,320
420,000	Viemed Healthcare, Inc.* (Canada)	2,897,536

		5,395,856

	Health Care Supplies 1.2%
83,000	OrthoPediatrics Corp.*	2,926,580

	Health Care Technology 3.4%
93,000	Nexus AG (Germany)	3,193,009
31,000	Omnicell, Inc.*	2,240,370
204,000	OptimizeRx Corp.*	2,953,920

		8,387,299

	Heavy Electrical Equipment 1.1%
146,000	TPI Composites, Inc.*	2,737,500

	Home Furnishings 1.0%
131,000	Lovesac Co. (The)*	2,445,770

	Homebuilding 3.9%
40,000	LGI Homes, Inc.*	3,332,800
210,000	Skyline Champion Corp.*	6,318,900

		9,651,700

	Human Resource & Employment Services 1.0%
134,000	BG Staffing, Inc.	2,560,740

	Industrial Machinery 4.4%
20,000	John Bean Technologies Corp.	1,988,600
35,000	Kadant, Inc.	3,072,650
125,000	Kornit Digital Ltd.* (Israel)	3,847,500
225,000	va-Q-tec AG* (Germany)	2,197,340

		11,106,090

	Industrial REITs 1.1%
195,000	Monmouth Real Estate Investment Corp.	2,809,950

	Insurance Brokers 1.1%
56,000	Goosehead Insurance, Inc., Class A	2,763,600

	Integrated Telecommunication Services 0.8%
200,000	Ooma, Inc.*	2,080,000

	Internet Services & Infrastructure 1.0%
44,000	Tucows, Inc., Class A*	2,383,040

WASATCH MICRO CAP VALUE FUND (WAMVX)	SEPTEMBER 30, 2019

Schedule of Investments (continued)

Shares		Value

	Investment Banking & Brokerage 1.0%
372,000	JDC Group AG* (Germany)	$2,440,878

	IT Consulting & Other Services 4.5%
144,000	Avant Corp. (Japan)	2,759,473
85,000	Endava plc ADR* (United Kingdom)	3,217,250
173,000	Hackett Group, Inc. (The)	2,847,580
68,000	Virtusa Corp.*	2,449,360

		11,273,663

	Mortgage REITs 1.7%
316,000	Arbor Realty Trust, Inc.	4,142,760

	Oil & Gas Equipment & Services 3.0%
57,000	DMC Global, Inc.	2,506,860
546,000	Mitcham Industries, Inc.*	1,774,500
230,000	Solaris Oilfield Infrastructure, Inc., Class A	3,086,600

		7,367,960

	Packaged Foods & Meats 1.9%
94,000	Freshpet, Inc.*	4,678,380

	Personal Products 1.1%
306,000	Sarantis S.A. (Greece)	2,701,551

	Pharmaceuticals 0.5%
243,000	Cocrystal Pharma, Inc.* §§	495,720
109,000	Intra-Cellular Therapies, Inc.*	814,230

		1,309,950

	Regional Banks 6.0%
187,000	Capital Bancorp, Inc.*	2,546,940
190,000	CrossFirst Bankshares, Inc.*	2,717,950
192,000	Esquire Financial Holdings, Inc.*	4,761,600
112,000	Investar Holding Corp.	2,665,600
61,000	Sound Financial Bancorp, Inc.	2,193,560

		14,885,650

	Research & Consulting Services 1.1%
75,000	IR Japan Holdings Ltd. (Japan)	2,663,584

	Restaurants 1.0%
123,000	Kura Sushi USA, Inc., Class A*	2,413,260

	Semiconductors 3.2%
36,181	Ambarella, Inc.*	2,273,433
49,000	Inphi Corp.*	2,991,450
121,000	MaxLinear, Inc.*	2,707,980

		7,972,863

	Specialized Consumer Services 0.9%
182,000	Select Interior Concepts, Inc., Class A*	2,360,540

	Systems Software 1.3%
62,000	Cyan AG* (Germany)	1,452,904
130,000	Minwise Co. Ltd. (Korea)	1,869,331

		3,322,235

	Technology Hardware, Storage & Peripherals 1.9%
33,656	MGI Digital Graphic Technology* (France)	1,669,093
725,000	One Stop Systems, Inc.*	2,138,750
295,000	Sonim Technologies, Inc.*	864,350

		4,672,193

	Thrifts & Mortgage Finance 1.8%
90,000	Axos Financial, Inc.*	2,488,500
310,000	Mortgage Advice Bureau Holdings Ltd. (United Kingdom)	2,111,628

		4,600,128

Shares		Value

	Trading Companies & Distributors 1.9%
283,000	Hardwoods Distribution, Inc. (Canada)	$2,447,960
32,000	SiteOne Landscape Supply, Inc.*	2,368,640

		4,816,600

	Water Utilities 0.9%
198,233	Global Water Resources, Inc.	2,347,079

	Total Common Stocks (cost $184,357,144)	233,428,588

	CONVERTIBLE PREFERRED STOCKS 0.8%

	Oil & Gas Refining & Marketing 0.8%
635,129	Vertex Energy, Inc., Pfd., 6.00% PIK, Series B*** †	1,956,197

	Total Convertible Preferred Stocks (cost $1,873,900)	1,956,197

	RIGHTS 0.2%

	Pharmaceuticals 0.2%
1	Acetylon Pharmaceuticals, Inc.* *** †	391,627
1	Acetylon Pharmaceuticals, Inc.* *** †	—

		391,627

	Total Rights (cost $0)	391,627

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 0.0%

	Pharmaceuticals 0.0%
50,528	Regenacy Pharmaceuticals, LLC* *** †	20,211

	Total Limited Liability Company Membership Interest (cost $30,001)	20,211

	WARRANTS 0.0%

	Health Care Equipment 0.0%
880,000	Ekso Bionics Holdings, Inc., expiring 05/24/2024* *** †	26,400

	Oil & Gas Refining & Marketing 0.0%
250,000	Vertex Energy, Inc., expiring 12/24/2020* *** †	2,500

	Total Warrants (cost $369,682)	28,900

WASATCH MICRO CAP VALUE FUND (WAMVX)	SEPTEMBER 30, 2019

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.2%

	Repurchase Agreement 5.2%
$12,976,983	Repurchase Agreement dated 9/30/19, 0.25% due 10/1/19 with Fixed Income Clearing Corp. collateralized by $13,120,000 of United States Treasury Notes 1.875% due 9/30/22; value: $13,236,847; repurchase proceeds: $12,977,073 (cost $12,976,983)	$12,976,983

	Total Short-Term Investments (cost $12,976,983)	12,976,983

	Total Investments (cost $199,607,710) 99.7%§	248,802,506

	Other Assets less Liabilities 0.3%	720,361

	NET ASSETS 100.0%	$249,522,867

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 0.85%.

§§The aggregate value of illiquid holdings at September 30, 2019, amounts to approximately $495,720, and represents 0.20% of net assets.

ADR American Depositary Receipt.

PIK Payment In Kind.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2019, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	0.9
Australia	1.2
Canada	2.3
Egypt	1.1
France	2.1
Germany	3.9
Greece	1.1
India	1.2
Israel	1.6
Japan	4.7
Korea	0.8
Mexico	0.7
Taiwan	0.9
United Kingdom	4.7
United States	72.8

TOTAL	100.0%

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	SEPTEMBER 30, 2019

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.7%

	Aerospace & Defense 2.2%
379,488	HEICO Corp., Class A	$36,927,977

	Air Freight & Logistics 1.5%
22,829,736	Aramex PJSC (United Arab Emirates)	24,923,361

	Airlines 1.2%
132,243	Allegiant Travel Co.	19,791,487

	Application Software 13.0%
478,225	DocuSign, Inc.*	29,611,692
137,260	Envestnet, Inc.*	7,782,642
576,084	Five9, Inc.*	30,958,754
356,822	Globant S.A.* (Argentina)	32,677,759
180,338	HubSpot, Inc.*	27,341,044
164,639	Medallia, Inc.*	4,516,048
666,667	Medallia, Inc.* *** †	16,980,009
475,530	Paylocity Holding Corp.*	46,402,217
330,363	Zendesk, Inc.*	24,076,855

		220,347,020

	Automotive Retail 2.7%
572,118	Monro, Inc.	45,203,043

	Biotechnology 7.2%
1,910,468	Abcam plc (United Kingdom)	26,896,222
292,453	Atara Biotherapeutics, Inc.*	4,129,436
1,234,930	ChemoCentryx, Inc.*	8,372,825
823,634	Cytokinetics, Inc.*	9,372,955
489,735	Denali Therapeutics, Inc.*	7,502,740
212,807	Esperion Therapeutics, Inc.*	7,801,505
265,132	Exact Sciences Corp.*	23,959,979
774,695	Flexion Therapeutics, Inc.*	10,617,195
2,153,878	Inovio Pharmaceuticals, Inc.*	4,415,450
512,111	MacroGenics, Inc.*	6,534,536
1,288,714	Sangamo Therapeutics, Inc.*	11,662,862

		121,265,705

	Building Products 1.9%
711,869	AAON, Inc.	32,703,262

	Data Processing & Outsourced Services 2.5%
291,432	Euronet Worldwide, Inc.*	42,636,502

	Diversified Support Services 3.3%
434,924	Copart, Inc.*	34,937,445
878,532	Healthcare Services Group, Inc.	21,339,542

		56,276,987

	Food Retail 1.2%
600,025	Grocery Outlet Holding Corp.*	20,808,867

	General Merchandise Stores 2.2%
626,044	Ollie’s Bargain Outlet Holdings, Inc.*	36,711,220

	Health Care Distributors 0.7%
466,163	PetIQ, Inc.*	12,707,603

	Health Care Equipment 4.4%
506,367	Cantel Medical Corp.	37,876,252
217,622	Insulet Corp.*	35,892,396

		73,768,648

	Health Care Facilities 1.9%
676,679	Ensign Group, Inc. (The)	32,094,885

	Health Care Supplies 2.9%
710,502	Neogen Corp.*	48,392,291

	Health Care Technology 0.8%
215,240	Inspire Medical Systems, Inc.*	13,133,945

Shares		Value

	Home Improvement Retail 2.0%
677,486	Floor & Decor Holdings, Inc., Class A*	$34,653,409

	Homebuilding 2.0%
415,421	LGI Homes, Inc.*	34,612,878

	Industrial Machinery 8.7%
717,606	Barnes Group, Inc.	36,985,413
647,099	Helios Technologies, Inc.	26,252,806
766,346	Kornit Digital Ltd.* (Israel)	23,588,130
360,450	RBC Bearings, Inc.*	59,802,260

		146,628,609

	Insurance Brokers 1.1%
377,641	Goosehead Insurance, Inc., Class A	18,636,583

	IT Consulting & Other Services 2.4%
508,309	InterXion Holding N.V.* (Netherlands)	41,406,851

	Life Sciences Tools & Services 5.1%
25,476	Adaptive Biotechnologies Corp.*	787,208
345,388	ICON plc* (Ireland)	50,889,468
422,952	Medpace Holdings, Inc.*	35,544,886

		87,221,562

	Managed Health Care 1.6%
462,431	HealthEquity, Inc.*	26,425,620

	Packaged Foods & Meats 1.1%
364,157	Freshpet, Inc.*	18,124,094

	Pharmaceuticals 0.5%
1,189,548	Intra-Cellular Therapies, Inc.*	8,885,924

	Regional Banks 5.5%
646,584	Eagle Bancorp, Inc.	28,850,578
1,958,249	Metro Bank plc* † (United Kingdom)	4,815,528
669,417	Pinnacle Financial Partners, Inc.	37,989,415
378,700	Texas Capital Bancshares, Inc.*	20,695,955

		92,351,476

	Restaurants 2.3%
639,545	Chuy’s Holdings, Inc.*	15,835,134
236,475	Shake Shack, Inc., Class A*	23,184,009

		39,019,143

	Semiconductors 2.2%
241,803	Monolithic Power Systems, Inc.	37,631,801

	Specialty Stores 4.5%
372,858	Five Below, Inc.*	47,017,394
1,239,029	National Vision Holdings, Inc.*	29,823,428

		76,840,822

	Systems Software 5.6%
268,105	CyberArk Software Ltd.* (Israel)	26,762,241
234,036	Proofpoint, Inc.*	30,202,346
503,292	Rapid7, Inc.*	22,844,424
240,270	Varonis Systems, Inc.*	14,363,340

		94,172,351

	Trading Companies & Distributors 2.3%
525,172	SiteOne Landscape Supply, Inc.*	38,873,232

	Trucking 2.2%
1,015,351	Knight-Swift Transportation Holdings, Inc.	36,857,241

	Total Common Stocks (cost $1,195,706,756)	1,670,034,399

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	SEPTEMBER 30, 2019

Schedule of Investments (continued)

Shares		Value

	PREFERRED STOCKS 0.7%

	Biotechnology 0.1%
677,966	Nanosys, Inc., Series D Pfd.* *** †	$1,301,695
161,519	Nanosys, Inc., Series E Pfd.* *** †	209,975

		1,511,670

	Systems Software 0.6%
1,114,610	DataStax, Inc., Series E Pfd.* *** †	9,630,230

	Total Preferred Stocks (cost $10,184,941)	11,141,900

	LIMITED PARTNERSHIP INTEREST 0.1%

	Asset Management & Custody Banks 0.1%
1	Greenspring Global Partners II-B, L.P.* *** †	1,614,209
1	Greenspring Global Partners III-B, L.P.* *** †	938,269

		2,552,478

	Total Limited Partnership Interest (cost $2,293,091)	2,552,478

Principal Amount		Value

	SELLER’S NOTE 0.1%

	Oil & Gas Equipment & Services 0.1%
$1,728,000	Drilling Info Holdings, Inc., Series B, 7.25%*** †	$1,728,000

	Total Seller’s Note (cost $1,364,141)	1,728,000

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.3%

	Repurchase Agreement 0.3%
$5,166,045	Repurchase Agreement dated 9/30/19, 0.25% due 10/1/19 with Fixed Income Clearing Corp. collateralized by $5,190,000 of United States Treasury Notes 2.000% due 2/15/23; value: $5,273,933; repurchase proceeds: $5,166,081 (cost $5,166,045)	$5,166,045

	Total Short-Term Investments (cost $5,166,045)	5,166,045

	Total Investments (cost $1,214,714,974) 99.9%	1,690,622,822

	Other Assets less Liabilities 0.1%	1,035,623

	NET ASSETS 100.0%	$1,691,658,445

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

See Notes to Financial Statements.

At September 30, 2019, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	1.9
Ireland	3.0
Israel	3.0
Netherlands	2.5
United Arab Emirates	1.5
United Kingdom	1.9
United States	86.2

TOTAL	100.0%

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	SEPTEMBER 30, 2019

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.6%

	Advertising 1.0%
991,336	National CineMedia, Inc.	$8,128,955

	Aerospace & Defense 1.6%
138,490	HEICO Corp., Class A	13,476,462

	Airlines 3.9%
98,604	Allegiant Travel Co.	14,757,074
172,873	Copa Holdings S.A., Class A (Panama)	17,071,209

		31,828,283

	Application Software 1.1%
210,750	Ebix, Inc.	8,872,575

	Asset Management & Custody Banks 4.5%
704,646	Artisan Partners Asset Management, Inc., Class A	19,899,203
294,851	Hamilton Lane, Inc., Class A	16,794,713

		36,693,916

	Auto Parts & Equipment 2.7%
276,323	Dorman Products, Inc.*	21,978,731

	Automotive Retail 6.5%
611,822	Camping World Holdings, Inc., Class A	5,445,216
151,351	Lithia Motors, Inc., Class A	20,035,845
356,285	Monro, Inc.	28,150,078

		53,631,139

	Commercial Printing 1.9%
120,018	Cimpress N.V.* (Netherlands)	15,823,173

	Commodity Chemicals 2.6%
983,692	Valvoline, Inc.	21,670,735

	Consumer Electronics 0.7%
936,042	ZAGG, Inc.*	5,868,983

	Consumer Finance 1.7%
29,531	Credit Acceptance Corp.*	13,622,946

	Data Processing & Outsourced Services 2.9%
160,648	Euronet Worldwide, Inc.*	23,502,802

	Diversified Banks 1.0%
2,575,163	City Union Bank Ltd. (India)	7,885,139

	Diversified Support Services 1.5%
260,681	Healthcare Services Group, Inc.	6,331,942
181,175	Matthews International Corp., Class A	6,411,783

		12,743,725

	Electronic Components 0.8%
124,547	Belden, Inc.	6,643,337

	Electronic Manufacturing Services 2.8%
441,826	Fabrinet*	23,107,500

	Health Care Equipment 1.8%
197,859	Cantel Medical Corp.	14,799,853

	Health Care Facilities 2.5%
440,841	Ensign Group, Inc. (The)	20,909,089

	Health Care Services 1.3%
97,407	LHC Group, Inc.*	11,061,539

	Home Furnishing Retail 1.6%
311,479	Sleep Number Corp.*	12,870,312

	Home Furnishings 0.9%
395,171	Lovesac Co. (The)*	7,377,842

Shares		Value

	Homebuilding 3.9%
242,624	LGI Homes, Inc.*	$20,215,432
388,023	Skyline Champion Corp.*	11,675,612

		31,891,044

	Hotel & Resort REITs 0.8%
567,576	Summit Hotel Properties, Inc.	6,583,882

	Industrial Machinery 6.9%
580,520	Altra Industrial Motion Corp.	16,077,502
319,927	Helios Technologies, Inc.	12,979,438
318,301	Kadant, Inc.	27,943,645

		57,000,585

	Industrial REITs 1.3%
768,010	Monmouth Real Estate Investment Corp.	11,067,024

	Investment Banking & Brokerage 1.5%
380,255	Moelis & Co., Class A	12,491,377

	IT Consulting & Other Services 2.0%
991,325	Hackett Group, Inc. (The)	16,317,209

	Life Sciences Tools & Services 2.0%
110,471	ICON plc* (Ireland)	16,276,797

	Mortgage REITs 7.0%
1,544,422	Arbor Realty Trust, Inc.	20,247,372
1,191,211	Ladder Capital Corp.	20,572,214
2,314,643	MFA Financial, Inc.	17,035,773

		57,855,359

	Oil & Gas Equipment & Services 0.7%
448,868	Oil States International, Inc.*	5,969,944

	Oil & Gas Exploration & Production 0.6%
3,638,115	Gran Tierra Energy, Inc.* (Colombia)	4,547,644

	Personal Products 1.5%
294,557	Nu Skin Enterprises, Inc., Class A	12,527,509

	Regional Banks 13.7%
454,165	FB Financial Corp.	17,053,896
434,108	Pinnacle Financial Partners, Inc.	24,635,629
299,972	Prosperity Bancshares, Inc.	21,187,022
272,314	South State Corp.	20,505,244
246,470	Texas Capital Bancshares, Inc.*	13,469,586
342,129	Webster Financial Corp.	16,035,586

		112,886,963

	Semiconductors 1.9%
824,483	Tower Semiconductor Ltd.* (Israel)	15,863,053

	Specialized REITs 1.6%
397,843	National Storage Affiliates Trust	13,276,021

	Specialty Chemicals 3.1%
285,540	Innospec, Inc.	25,453,036

	Thrifts & Mortgage Finance 1.6%
467,405	Axos Financial, Inc.*	12,923,748

	Trading Companies & Distributors 0.8%
141,836	WESCO International, Inc.*	6,775,506

	Trucking 2.4%
533,362	Knight-Swift Transportation Holdings, Inc.	19,361,041

	Total Common Stocks (cost $714,221,856)	811,564,778

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	SEPTEMBER 30, 2019

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.8%

	Repurchase Agreement 1.8%
$14,675,345	Repurchase Agreement dated 9/30/19, 0.25% due 10/1/19 with Fixed Income Clearing Corp. collateralized by $14,840,000 of United States Treasury Notes 1.875% due 9/30/22; value: $14,972,165; repurchase proceeds: $14,675,447 (cost $14,675,345)	$14,675,345

	Total Short-Term Investments (cost $14,675,345)	14,675,345

	Total Investments (cost $728,897,201) 100.4%	826,240,123

	Liabilities less Other Assets (0.4%)	(3,290,359)

	NET ASSETS 100.0%	$822,949,764

	*Non-income producing. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At September 30, 2019, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Colombia	0.6
India	1.0
Ireland	2.0
Israel	1.9
Netherlands	1.9
Panama	2.1
United States	90.5

TOTAL	100.0%

WASATCH ULTRA GROWTH FUND (WAMCX)	SEPTEMBER 30, 2019

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.3%

	Alternative Carriers 1.0%
99,151	Bandwidth, Inc., Class A*	$6,455,722

	Application Software 14.5%
414,365	Box, Inc., Class A*	6,861,885
164,485	DocuSign, Inc.*	10,184,911
190,718	Five9, Inc.*	10,249,185
107,081	Globant S.A.* (Argentina)	9,806,478
80,978	HubSpot, Inc.*	12,277,075
142,400	Instructure, Inc.*	5,516,576
218,826	Medallia, Inc.*	6,002,397
150,000	Medallia, Inc.* *** †	3,820,500
154,807	Paylocity Holding Corp.*	15,106,067
148,464	Zendesk, Inc.*	10,820,056

		90,645,130

	Automotive Retail 1.2%
92,862	Monro, Inc.	7,337,027

	Biotechnology 12.1%
176,151	Atara Biotherapeutics, Inc.*	2,487,252
139,981	Castle Biosciences, Inc.*	2,532,256
892,049	ChemoCentryx, Inc.*	6,048,092
583,952	Cytokinetics, Inc.*	6,645,374
140,361	Denali Therapeutics, Inc.*	2,150,331
171,002	Esperion Therapeutics, Inc.*	6,268,933
90,673	Exact Sciences Corp.*	8,194,119
218,391	Exagen, Inc.*	3,382,877
391,386	Flexion Therapeutics, Inc.*	5,363,945
2,193,841	Inovio Pharmaceuticals, Inc.*	4,497,374
347,607	MacroGenics, Inc.*	4,435,465
1,658,035	MEI Pharma, Inc.*	2,785,499
985,390	Sangamo Therapeutics, Inc.*	8,917,779
104,720	Seattle Genetics, Inc.*	8,943,088
1,275,354	Selecta Biosciences, Inc.*	2,231,870
252,861	Unum Therapeutics, Inc.*	364,120

		75,248,374

	Building Products 4.1%
132,459	AAON, Inc.	6,085,167
214,583	Trex Co., Inc.*	19,512,032

		25,597,199

	Construction & Engineering 1.5%
134,054	NV5 Global, Inc.*	9,151,867

	Department Stores 0.5%
101,855	V-Mart Retail Ltd. (India)	2,980,103

	Diversified Banks 1.2%
2,489,169	City Union Bank Ltd. (India)	7,621,826

	Diversified Support Services 1.1%
272,757	Healthcare Services Group, Inc.	6,625,267

	Electronic Equipment & Instruments 0.4%
174,076	nLight, Inc.*	2,726,030

	Electronic Manufacturing Services 0.9%
40,175	IPG Photonics Corp.*	5,447,730

	Food Retail 1.2%
213,855	Grocery Outlet Holding Corp.*	7,416,491

	General Merchandise Stores 1.9%
196,564	Ollie’s Bargain Outlet Holdings, Inc.*	11,526,513

Shares		Value

	Health Care Equipment 8.6%
334,043	AtriCure, Inc.*	$8,331,033
421,205	CryoLife, Inc.*	11,435,716
158,075	Glaukos Corp.*	9,881,268
76,459	Insulet Corp.*	12,610,383
179,684	Tandem Diabetes Care, Inc.*	10,597,762
23,243	TransMedics Group, Inc.*	552,021

		53,408,183

	Health Care Supplies 0.2%
35,700	Silk Road Medical, Inc.*	1,161,321

	Health Care Technology 2.6%
160,770	Inspire Medical Systems, Inc.*	9,810,185
42,190	Veeva Systems, Inc., Class A*	6,441,991

		16,252,176

	Heavy Electrical Equipment 1.0%
344,737	TPI Composites, Inc.*	6,463,819

	Home Improvement Retail 2.0%
243,548	Floor & Decor Holdings, Inc., Class A*	12,457,480

	Homebuilding 1.8%
134,675	LGI Homes, Inc.*	11,221,121

	Industrial Machinery 5.3%
115,393	Barnes Group, Inc.	5,947,355
585,851	Kornit Digital Ltd.* (Israel)	18,032,494
91,596	Proto Labs, Inc.*	9,351,952

		33,331,801

	Industrial REITs 1.6%
699,043	Monmouth Real Estate Investment Corp.	10,073,210

	Insurance Brokers 1.5%
191,248	Goosehead Insurance, Inc., Class A	9,438,089

	Internet & Direct Marketing Retail 1.6%
88,352	Wayfair, Inc., Class A*	9,906,026

	IT Consulting & Other Services 3.8%
265,524	Endava plc ADR* (United Kingdom)	10,050,084
167,081	InterXion Holding N.V.* (Netherlands)	13,610,418

		23,660,502

	Life Sciences Tools & Services 1.5%
8,732	Adaptive Biotechnologies Corp.*	269,819
62,015	ICON plc* (Ireland)	9,137,290

		9,407,109

	Oil & Gas Equipment & Services 0.9%
406,124	Solaris Oilfield Infrastructure, Inc., Class A	5,450,184

	Packaged Foods & Meats 2.8%
348,877	Freshpet, Inc.*	17,363,608

	Pharmaceuticals 1.5%
846,443	Cocrystal Pharma, Inc.* §§	1,726,744
799,004	Intra-Cellular Therapies, Inc.*	5,968,560
255,000	Optinose, Inc.*	1,785,000

		9,480,304

	Regional Banks 4.5%
221,946	Bank OZK	6,052,468
110,478	Eagle Bancorp, Inc.	4,929,528
212,041	Esquire Financial Holdings, Inc.*	5,258,617
648,719	Metro Bank plc* † (United Kingdom)	1,595,264
125,083	Pinnacle Financial Partners, Inc.	7,098,460
764,531	Republic First Bancorp, Inc.*	3,211,030

		28,145,367

WASATCH ULTRA GROWTH FUND (WAMCX)	SEPTEMBER 30, 2019

Schedule of Investments (continued)

Shares		Value

	Restaurants 2.2%
353,036	Chuy’s Holdings, Inc.*	$8,741,171
542,425	Habit Restaurants, Inc. (The), Class A*	4,740,795

		13,481,966

	Semiconductors 3.7%
168,500	Inphi Corp.*	10,286,925
60,526	Monolithic Power Systems, Inc.	9,419,661
49,733	NVE Corp.	3,299,785

		23,006,371

	Specialty Chemicals 2.0%
127,466	Balchem Corp.	12,643,352

	Specialty Stores 2.2%
108,899	Five Below, Inc.*	13,732,164

	Systems Software 2.4%
87,968	Proofpoint, Inc.*	11,352,270
242,397	Zuora, Inc., Class A*	3,648,075

		15,000,345

	Trucking 2.0%
340,768	Knight-Swift Transportation Holdings, Inc.	12,369,878

	Total Common Stocks (cost $550,802,417)	606,233,655

	PREFERRED STOCKS 0.0%

	Biotechnology 0.1%
169,492	Nanosys, Inc., Series D Pfd.* *** †	325,425
40,380	Nanosys, Inc., Series E Pfd.* *** †	52,494

		377,919

	Total Preferred Stocks (cost $546,236)	377,919

	LIMITED PARTNERSHIP INTEREST 0.4%

	Asset Management & Custody Banks 0.3%
1	Greenspring Global Partners II-B, L.P.* *** †	1,452,786
1	Greenspring Global Partners III-B, L.P.* *** †	938,269

		2,391,055

	Total Limited Partnership Interest (cost $2,118,351)	2,391,055

Principal Amount		Value

	SELLER’S NOTE 0.0%

	Oil & Gas Equipment & Services 0.0%
$132,000	Drilling Info Holdings, Inc., Series B, 7.25%*** †	$132,000

	Total Seller’s Note (cost $103,793)	132,000

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.6%

	Repurchase Agreement 2.6%
$16,087,478	Repurchase Agreement dated 9/30/19, 0.25% due 10/1/19 with Fixed Income Clearing Corp. collateralized by $16,265,000 of United States Treasury Notes 1.875% due 9/30/22; value: $16,409,856; repurchase proceeds: $16,087,589 (cost $16,087,478)	$16,087,478

	Total Short-Term Investments (cost $16,087,478)	16,087,478

	Total Investments (cost $569,658,275) 100.3%	625,222,107

	Liabilities less Other Assets (0.3%)	(2,068,315)

	NET ASSETS 100.0%	$623,153,792

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

§§The aggregate value of illiquid holdings at September 30, 2019, amounts to approximately $1,726,744 and represents 0.28% of net assets.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2019, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	1.6
India	1.7
Ireland	1.5
Israel	3.0
Netherlands	2.2
United Kingdom	1.9
United States	88.1

TOTAL	100.0%

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	SEPTEMBER 30, 2019

Schedule of Investments

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 99.4%

$87,900,000	U.S. Treasury Bond, 2.25%, 8/15/46	$90,138,703
16,900,000	U.S. Treasury Bond, 2.25%, 8/15/49	17,381,254
32,400,000	U.S. Treasury Bond, 2.50%, 2/15/45	34,862,906
6,100,000	U.S. Treasury Bond, 2.875%, 5/15/49	7,114,363
45,530,000	U.S. Treasury Bond, 3.00%, 8/15/48	54,145,130
39,000,000	U.S. Treasury Strip, principal only, 8/15/40	25,608,503
96,000,000	U.S. Treasury Strip, principal only, 5/15/44	56,567,875
159,700,000	U.S. Treasury Strip, principal only, 8/15/45	91,462,905

	Total U.S. Government Obligations (cost $334,189,468)	377,281,639

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.4%

	Repurchase Agreement 0.4%
$ 1,434,101	Repurchase Agreement dated 9/30/19, 0.25% due 10/1/19 with Fixed Income Clearing Corp. collateralized by $1,440,000 of United States Treasury Notes 2.000% due 2/15/23; value: $1,463,288; repurchase proceeds: $1,434,111 (cost $1,434,101)	$1,434,101

	Total Short-Term Investments (cost $1,434,101)	1,434,101

	Total Investments (cost $335,623,569) 99.8%	378,715,740

	Other Assets less Liabilities 0.2%	928,206

	NET ASSETS 100.0%	$379,643,946

	See Notes to Financial Statements.

WASATCH FUNDS

Statements of Assets and Liabilities

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND

Assets:
Investments, at cost
Unaffiliated issuers	$1,641,723,061	$214,003,788	$34,050,346
Repurchase agreements	8,459,248	1,279,359	201,512

	$1,650,182,309	$215,283,147	$34,251,858

Investments, at market value
Unaffiliated issuers	$2,288,700,558	$284,620,564	$44,554,560
Repurchase agreements	8,459,248	1,279,359	201,512

	2,297,159,806	285,899,923	44,756,072
Cash	100,435	—	—
Foreign currency on deposit (cost of $0, $281,614, $1, $1, $173,986, $8,750, $0 and $151,949, respectively)	—	281,614	1
Receivable for investment securities sold	—	—	29,222
Capital shares receivable	965,609	481,578	—
Interest and dividends receivable	590,708	52,465	36,323
Prepaid expenses and other assets	65,932	21,058	8,798

Total Assets	2,298,882,490	286,736,638	44,830,416

Liabilities:
Bank overdraft	—	—	29,222
Payable for securities purchased	—	450,660	78,642
Capital shares payable	9,613,291	137,880	—
Payable to Advisor	1,870,195	267,974	32,997
Accrued fund administration fees	116,325	12,749	1,638
Accrued expenses and other liabilities	494,300	174,566	67,059
Foreign capital gains taxes payable	1,007,285	5,854,771	474,209

Total Liabilities	13,101,396	6,898,600	683,767

Net Assets	$2,285,781,094	$279,838,038	$44,146,649

Net Assets Consist of:
Capital stock	$311,303	$656,496	$38,433
Paid-in-capital in excess of par	1,451,657,866	218,581,689	39,031,250
Distributable earnings (accumulated loss)	833,811,925	60,599,853	5,076,966

Net Assets	$2,285,781,094	$279,838,038	$44,146,649

Net Assets
Investor Class	1,435,994,336	187,624,509	9,771,498
Institutional Class	849,786,758	92,213,529	34,375,151

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	19,624,327	44,127,865	862,886
Institutional Class	11,505,989	21,521,739	2,980,377

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$73.17	$4.25	$11.32

Institutional Class	$73.86	$4.28	$11.53

See Notes to Financial Statements.

SEPTEMBER 30, 2019

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND	GLOBAL VALUE FUND	INTERNATIONAL GROWTH FUND

$253,741,038	$55,348,722	$88,308,678	$138,016,312	$804,501,111
589,863	—	405,056	6,261,985	42,045,094

$254,330,901	$55,348,722	$88,713,734	$144,278,297	$846,546,205

$367,856,274	$60,682,356	$122,699,388	$147,729,888	$1,102,502,655
589,863	—	405,056	6,261,985	42,045,094

368,446,137	60,682,356	123,104,444	153,991,873	1,144,547,749
—	56,628	—	—	—
1	170,840	8,753	—	151,839
—	—	—	1,926,573	—
47,739	1,945	48,087	8,404	349,470
1,101,827	16,523	142,172	648,795	2,196,100
15,132	11,813	10,910	14,850	56,717

369,610,836	60,940,105	123,314,366	156,590,495	1,147,301,875

—	—	—	—	—
60,492	—	—	1,384,413	4,969,929
405,570	47,403	4,893	236,294	281,597
538,982	104,316	126,228	111,537	1,176,881
24,185	5,205	6,509	14,581	72,100
185,979	84,012	77,647	161,687	278,785
2,941,167	454,216	329,009	—	1,191,306

4,156,375	695,152	544,286	1,908,512	7,970,598

$365,454,461	$60,244,953	$122,770,080	$154,681,983	$1,139,331,277

$1,381,140	$219,325	$354,559	$199,824	$402,878
238,693,133	163,431,934	80,031,352	310,862,181	821,398,746
125,380,188	(103,406,306)	42,384,169	(156,380,022)	317,529,653

$365,454,461	$60,244,953	$122,770,080	$154,681,983	$1,139,331,277

191,404,626	43,788,953	103,710,240	146,704,447	543,989,921
174,049,835	16,456,000	19,059,840	7,977,536	595,341,356

72,557,684	15,979,394	29,972,699	18,950,241	19,272,166
65,556,277	5,953,148	5,483,204	1,032,186	21,015,669

$2.64	$2.74	$3.46	$7.74	$28.23

$2.65	$2.76	$3.48	$7.73	$28.33

WASATCH FUNDS

Statements of Assets and Liabilities (continued)

	INTERNATIONAL OPPORTUNITIES FUND	MICRO CAP FUND	MICRO CAP VALUE FUND

Assets:
Investments, at cost
Unaffiliated issuers	$341,302,336	$347,650,255	$186,630,727
Affiliated issuers[1]	—	18,025,573	—
Repurchase agreements	28,947,270	6,310,337	12,976,983

	$370,249,606	$371,986,165	$199,607,710

Investments, at market value
Unaffiliated issuers	$479,936,416	$452,511,859	$235,825,523
Affiliated issuers[1]	—	15,211,510	—
Repurchase agreements	28,947,270	6,310,337	12,976,983

	508,883,686	474,033,706	248,802,506
Cash	—	—	—
Foreign currency on deposit (cost of $89,089, $2, $16,258, $0, $0, $0 and $0, respectively)	89,083	2	16,231
Receivable for investment securities sold	2,968,145	154,261	1,299,100
Capital shares receivable	804,872	176,433	78,849
Interest and dividends receivable	794,153	98,073	67,744
Prepaid expenses and other assets	19,374	21,620	45,958

Total Assets	513,559,313	474,484,095	250,310,388

Liabilities:
Payable for securities purchased	2,382,674	—	72,263
Capital shares payable	417,550	88,212	191,881
Payable to Advisor	759,913	593,149	313,118
Accrued fund administration fees	27,265	25,998	10,083
Accrued expenses and other liabilities	182,194	101,658	105,023
Foreign capital gains taxes payable	709,257	169,691	95,153

Total Liabilities	4,478,853	978,708	787,521

Net Assets	$509,080,460	$473,505,387	$249,522,867

Net Assets Consist of:
Capital stock	$1,424,815	$636,002	$776,664
Paid-in-capital in excess of par	362,129,963	328,427,674	181,458,435
Distributable earnings (accumulated loss)	145,525,682	144,441,711	67,287,768

Net Assets	$509,080,460	$473,505,387	$249,522,867

Net Assets
Investor Class	132,502,731	473,505,387	249,522,867
Institutional Class	376,577,729	—	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	37,424,501	63,600,215	77,666,389
Institutional Class	105,056,971	—	—

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$3.54	$7.45	$3.21

Institutional Class	$3.58	$—	$—

[1]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

SEPTEMBER 30, 2019

SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	ULTRA GROWTH FUND	U.S. TREASURY FUND

$1,209,548,929	$714,221,856	$553,570,797	$334,189,468
—	—	—	—
5,166,045	14,675,345	16,087,478	1,434,101

$1,214,714,974	$728,897,201	$569,658,275	$335,623,569

$1,685,456,777	$811,564,778	$609,134,629	$377,281,639
—	—	—	—
5,166,045	14,675,345	16,087,478	1,434,101

1,690,622,822	826,240,123	625,222,107	378,715,740
—	44,785	—	—
—	—	—	—
3,015,661	1,517,180	698,447	—
462,960	532,179	1,382,086	847,536
300,648	1,196,517	37,081	645,310
45,669	39,350	50,402	19,648

1,694,447,760	829,570,134	627,390,123	380,228,234

—	5,365,710	2,564,385	—
920,948	250,577	671,503	322,497
1,420,561	662,318	521,473	158,165
103,615	38,305	24,871	14,980
344,191	157,581	199,013	88,646
—	145,879	255,086	—

2,789,315	6,620,370	4,236,331	584,288

$1,691,658,445	$822,949,764	$623,153,792	$379,643,946

$418,856	$1,077,352	$246,328	$197,124
972,148,755	723,768,567	556,582,919	356,292,909
719,090,834	98,103,845	66,324,545	23,153,913

$1,691,658,445	$822,949,764	$623,153,792	$379,643,946

978,825,437	454,451,379	623,153,792	379,643,946
712,833,008	368,498,385	—	—

24,329,118	59,697,435	24,632,767	19,712,377
17,556,456	48,037,729	—	—

$40.23	$7.61	$25.30	$19.26

$40.60	$7.67	$—	$—

WASATCH FUNDS

Statements of Operations

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND

Investment Income:
Interest	$191,852	$16,162	$2,266
Dividends[1]
Unaffiliated issuers	12,998,758	1,750,495	458,301

Total investment income	13,190,610	1,766,657	460,567

Expenses:
Investment advisory fees	21,879,500	3,155,780	437,270
Shareholder servicing fees — Investor Class	1,587,920	345,027	36,640
Shareholder servicing fees — Institutional Class	27,086	5,344	6,568
Fund administration fees	383,365	44,852	8,126
Fund accounting fees	230,351	47,495	25,185
Reports to shareholders — Investor Class	185,016	46,021	16,779
Reports to shareholders — Institutional Class	104,805	3,401	1,909
Custody fees	52,762	205,027	34,429
Federal and state registration fees — Investor Class	61,734	30,580	14,293
Federal and state registration fees — Institutional Class	82,520	18,346	16,949
Legal fees	151,960	17,363	3,191
Trustees’ fees	281,133	30,810	5,521
Interest	75,491	14,395	3,498
Audit fees	42,085	42,085	42,085
Other expenses	102,039	108,551	31,708

Total expenses before reimbursement	25,247,767	4,115,077	684,151
Reimbursement of expenses by Advisor	(270,902)	—	(123,302)

Net Expenses	24,976,865	4,115,077	560,849

Net Investment Income (Loss)	(11,786,255)	(2,348,420)	(100,282)

Realized Gain (Loss):
Investments sold	215,649,101	981,936	18,984
Foreign currency transactions	(1,921)	(183,202)	(189)
Foreign capital gains taxes	(3,171)	(387,689)	(31,512)

Net realized gain (loss)	215,644,009	411,045	(12,717)

Change in Unrealized Appreciation (Depreciation):
Investments	(215,941,483)	40,269,135	4,293,335
Foreign currency translations	—	7,250	1,512
Deferred foreign capital gains taxes	(594,938)	(3,409,225)	(311,246)

Net change in unrealized appreciation (depreciation)	(216,536,421)	36,867,160	3,983,601

Net gain (loss) on investments	(892,412)	37,278,205	3,970,884

Net Increase (Decrease) in Net Assets Resulting from Operations	$(12,678,667)	$34,929,785	$3,870,602

[1]	Net of $0, $0, $40,063, $426,804, $84,340, $34,049, $427,398 and $1,422,178 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

YEAR ENDED SEPTEMBER 30, 2019

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND	GLOBAL VALUE FUND	INTERNATIONAL GROWTH FUND

$15,410	$5,778	$8,066	$25,901	$172,807

4,598,011	1,943,353	702,809	5,767,756	15,120,911

4,613,421	1,949,131	710,875	5,793,657	15,293,718

6,787,882	1,072,461	1,455,588	1,531,077	15,732,988
320,649	105,427	112,045	265,125	635,691
5,162	4,729	4,826	3,956	14,707
74,912	11,993	21,473	31,159	228,695
68,763	25,054	37,490	29,782	158,993
35,121	14,263	20,008	49,610	67,699
19,909	1,034	3,027	—	20,871
269,932	107,641	25,126	16,315	232,468
25,560	18,761	21,242	18,347	33,165
24,933	14,293	14,120	12,371	37,439
29,350	4,493	8,184	—	89,054
58,704	9,052	14,927	22,871	175,489
93,036	33,053	5,594	4,771	57,324
42,085	42,085	42,085	19,876	42,085
83,901	2,944	29,413	14,876	97,145

7,939,899	1,467,283	1,815,148	2,020,136	17,623,813
(100,810)	(71,177)	(35,394)	(156,790)	—

7,839,089	1,396,106	1,779,754	1,863,346	17,623,813

(3,225,668)	553,025	(1,068,879)	3,930,311	(2,330,095)

19,712,535	2,536,047	9,822,871	5,415,286	35,940,041
(75,822)	(2,599,043)	2,570	(52,866)	(393,485)
(121,758)	(18,300)	(5)	—	—

19,514,955	(81,296)	9,825,436	5,362,420	35,546,556

6,671,046	3,061,139	(8,339,200)	(13,262,908)	(199,280,994)
15,885	1,413,987	1,211	(24,648)	(32,647)
(2,941,145)	50,335	(275,387)	—	(1,143,612)

3,745,786	4,525,461	(8,613,376)	(13,287,556)	(200,457,253)

23,260,741	4,444,165	1,212,060	(7,925,136)	(164,910,697)

$20,035,073	$4,997,190	$143,181	$(3,994,825)	$(167,240,792)

WASATCH FUNDS

Statements of Operations (continued)

	INTERNATIONAL OPPORTUNITIES FUND	MICRO CAP FUND	MICRO CAP VALUE FUND

Investment Income:
Interest	$89,682	$44,284	$69,345
Dividends[1]
Unaffiliated issuers	4,996,088	1,541,710	2,062,608

Total investment income	5,085,770	1,585,994	2,131,953

Expenses:
Investment advisory fees	7,944,920	6,695,415	3,796,572
Shareholder servicing fees — Investor Class	269,930	278,753	303,101
Shareholder servicing fees — Institutional Class	164,463	—	—
Fund administration fees	82,834	80,918	42,335
Fund accounting fees	80,227	63,940	43,586
Reports to shareholders — Investor Class	24,428	40,564	43,086
Reports to shareholders — Institutional Class	44,958	—	—
Custody fees	179,381	28,580	27,390
Federal and state registration fees — Investor Class	18,588	44,743	32,170
Federal and state registration fees — Institutional Class	22,576	—	—
Legal fees	47,370	31,134	17,852
Trustees’ fees	60,513	58,010	33,548
Interest	54,541	19,268	8,058
Audit fees	42,085	39,670	39,670
Other expenses	64,898	44,435	27,970

Total expenses before reimbursement	9,101,712	7,425,430	4,415,338
Reimbursement of expenses by Advisor	—	—	—

Net Expenses	9,101,712	7,425,430	4,415,338

Net Investment Income (Loss)	(4,015,942)	(5,839,436)	(2,283,385)

Realized Gain (Loss):
Investments sold	19,032,831	55,224,940	21,643,002
Foreign currency transactions	295,496	(12,976)	(14,186)
Foreign capital gains taxes	—	(164,790)	(4,483)

Net realized gain (loss)	19,328,327	55,047,174	21,624,333

Change in Unrealized Appreciation (Depreciation):
Investments	(19,056,080)	(60,656,497)	(33,137,677)
Foreign currency translations	(6,376)	870	975
Deferred foreign capital gains taxes	(709,257)	285,416	(61,277)

Net change in unrealized appreciation (depreciation)	(19,771,713)	(60,370,211)	(33,197,979)

Net gain (loss) on investments	(443,386)	(5,323,037)	(11,573,646)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,459,328)	$(11,162,473)	$(13,857,031)

[1]	Net of $444,295, $59,919, $46,864, $0, $0, $1,095 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

YEAR ENDED SEPTEMBER 30, 2019

SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	ULTRA GROWTH FUND	U.S. TREASURY FUND

$949,175	$87,181	$214,293	$8,897,342

5,393,546	9,583,562	1,211,775	—

6,342,721	9,670,743	1,426,068	8,897,342

16,988,248	5,622,943	4,661,194	1,623,650
928,718	395,017	633,337	294,921
16,371	6,169	—	—
308,434	100,928	77,124	54,273
189,441	72,063	59,062	35,890
67,946	53,865	81,372	44,707
94,250	14,781	—	—
149,534	11,850	17,131	6,516
33,035	43,460	73,740	54,503
32,338	20,968	—	—
117,775	36,791	29,539	22,075
222,764	61,224	46,190	39,811
89,387	15,860	16,443	8,959
42,085	42,085	39,670	39,670
91,101	34,242	25,216	17,629

19,371,427	6,532,246	5,760,018	2,242,604
(255,418)	(70,320)	—	—

19,116,009	6,461,926	5,760,018	2,242,604

(12,773,288)	3,208,817	(4,333,950)	6,654,738

288,457,643	606,477	16,509,935	(3,118,076)
(5,803)	(881)	(1,537)	—
—	—	(9,540)	—

288,451,840	605,596	16,498,858	(3,118,076)

(270,684,791)	(9,625,310)	(11,387,725)	80,540,022
(1,710)	—	295	—
—	(104,616)	(56,319)	—

(270,686,501)	(9,729,926)	(11,443,749)	80,540,022

17,765,339	(9,124,330)	5,055,109	77,421,946

$4,992,051	$(5,915,513)	$721,159	$84,076,684

WASATCH FUNDS

Statements of Changes in Net Assets

	CORE GROWTH FUND		EMERGING INDIA FUND
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018

Operations:
Net investment income (loss)	$(11,786,255)	$(11,608,205)	$(2,348,420)	$(3,026,610)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	215,644,009	182,010,447	411,045	23,044,438
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	(216,536,421)	277,447,546	36,867,160	(22,073,346)

Net increase (decrease) in net assets resulting from operations	(12,678,667)	447,849,788	34,929,785	(2,055,518)

Distributions to shareholders from distributable earnings
Investor Class	(115,894,672)	(74,038,213)	(12,103,683)	(6,742,776)
Institutional Class	(56,240,911)	(25,182,119)	(3,516,107)	(754,072)

Capital share transactions:
Investor Class
Shares sold	189,187,622	358,201,529	65,709,960	102,505,750
Shares issued to holders in reinvestment of dividends	112,651,644	72,335,682	12,002,230	6,714,681
Shares redeemed	(308,539,799)	(315,840,657)	(87,395,827)	(125,799,692)
Redemption fees	117,547	44,161	76,280	102,468

Net increase (decrease)	(6,582,986)	114,740,715	(9,607,357)	(16,476,793)

Institutional Class
Shares sold	325,369,900	310,116,006	54,672,753	27,917,185
Shares issued to holders in reinvestment of dividends	53,665,284	24,509,684	3,516,108	754,071
Shares redeemed	(201,747,911)	(92,409,153)	(15,244,042)	(7,140,599)
Redemption fees	34,892	21,866	193	391

Net increase (decrease)	177,322,165	242,238,403	42,945,012	21,531,048

Total increase (decrease) in net assets	(14,075,071)	705,608,574	52,647,650	(4,498,111)

Net assets:
Beginning of period	2,299,856,165	1,594,247,591	227,190,388	231,688,499

End of period	$2,285,781,094	$2,299,856,165	$279,838,038	$227,190,388

Capital share transactions — shares:
Investor Class
Shares sold	2,666,806	4,751,145	16,292,452	23,579,153
Shares issued to holders in reinvestment of dividends	1,925,011	1,057,230	3,030,866	1,522,603
Shares redeemed	(4,433,956)	(4,300,532)	(22,008,586)	(29,275,298)

Net increase (decrease) in shares outstanding	157,861	1,507,843	(2,685,268)	(4,173,542)

Institutional Class
Shares sold	4,595,902	4,089,089	13,743,037	6,380,519
Shares issued to holders in reinvestment of dividends	909,581	355,987	881,230	169,836
Shares redeemed	(2,848,564)	(1,246,310)	(3,796,046)	(1,651,902)

Net increase (decrease) in shares outstanding	2,656,919	3,198,766	10,828,221	4,898,453

See Notes to Financial Statements.

SEPTEMBER 30, 2019

EMERGING MARKETS SELECT FUND		EMERGING MARKETS SMALL CAP FUND		FRONTIER EMERGING SMALL COUNTRIES FUND
Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018

$(100,282)	$(218,348)	$(3,225,668)	$(2,708,663)	$553,025	$(600,940)
(12,717)	4,430,589	19,514,955	61,110,392	(81,296)	43,378,391
3,983,601	(4,424,150)	3,745,786	(96,162,495)	4,525,461	(51,664,361)

3,870,602	(211,909)	20,035,073	(37,760,766)	4,997,190	(8,886,910)

—	—	(26,880,563)	—	—	—
—	—	(22,096,890)	—	—	—

1,051,049	2,193,564	26,627,101	45,521,661	3,387,642	8,969,259
—	—	25,451,093	—	—	—
(5,608,056)	(3,946,229)	(130,410,766)	(131,435,723)	(20,744,583)	(99,486,901)
3,152	399	3,897	3,298	7,717	3,549

(4,553,855)	(1,752,266)	(78,328,675)	(85,910,764)	(17,349,224)	(90,514,093)

4,503,557	5,746,471	69,254,821	78,307,626	920,083	2,740,953
—	—	20,773,470	—	—	—
(3,409,102)	(4,188,806)	(143,750,216)	(71,984,206)	(6,315,306)	(23,112,008)
315	7	15,117	54,542	—	35

1,094,770	1,557,672	(53,706,808)	6,377,962	(5,395,223)	(20,371,020)

411,517	(406,503)	(160,977,863)	(117,293,568)	(17,747,257)	(119,772,023)

43,735,132	44,141,635	526,432,324	643,725,892	77,992,210	197,764,233

$44,146,649	$43,735,132	$365,454,461	$526,432,324	$60,244,953	$77,992,210

102,864	199,186	10,680,727	14,614,067	1,324,685	3,178,358
—	—	11,162,760	—	—	—
(540,323)	(358,486)	(52,036,343)	(42,517,719)	(8,208,619)	(36,982,253)

(437,459)	(159,300)	(30,192,856)	(27,903,652)	(6,883,934)	(33,803,895)

419,680	507,748	27,208,564	25,231,531	362,002	942,852
—	—	9,071,384	—	—	—
(300,531)	(370,942)	(57,064,550)	(23,196,088)	(2,551,687)	(8,004,076)

119,149	136,806	(20,784,602)	2,035,443	(2,189,685)	(7,061,224)

WASATCH FUNDS

Statements of Changes in Net Assets (continued)

	GLOBAL OPPORTUNITIES FUND		GLOBAL VALUE FUND
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018

Operations:
Net investment income (loss)	$(1,068,879)	$(868,395)	$3,930,311	$3,663,381
Net realized gain on investments, foreign currency translations and foreign capital gains taxes	9,825,436	16,367,355	5,362,420	21,566,871
Net realized gain on options written	—	—	—	41,716
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	(8,613,376)	5,276,080	(13,287,556)	(10,059,164)

Net increase (decrease) in net assets resulting from operations	143,181	20,775,040	(3,994,825)	15,212,804

Distributions to shareholders from distributable earnings
Investor Class	(13,508,893)	(10,116,438)	(26,014,674)	(25,233,408)
Institutional Class	(2,069,212)	(782,771)	(1,351,568)	(720,421)

Capital share transactions:
Investor Class
Shares sold	18,263,643	22,249,432	5,167,863	7,657,799
Shares issued to holders in connection with acquisition	—	—	—	39,139,789
Shares issued to holders in reinvestment of dividends	13,261,385	10,031,552	25,699,903	25,041,958
Shares redeemed	(24,803,012)	(26,188,981)	(47,130,370)	(44,302,978)
Redemption fees	5,927	4,814	4,784	1,397

Net increase (decrease)	6,727,943	6,096,817	(16,257,820)	27,537,965

Institutional Class
Shares sold	7,653,936	7,932,736	1,335,472	608,303
Shares issued to holders in connection with acquisition	—	—	—	5,168,422
Shares issued to holders in reinvestment of dividends	1,897,942	653,577	1,324,616	715,126
Shares redeemed	(4,830,069)	(802,638)	(2,784,876)	(1,186,958)
Redemption fees	2,232	—	48	316

Net increase (decrease)	4,724,041	7,783,675	(124,740)	5,305,209

Total increase (decrease) in net assets	(3,982,940)	23,756,323	(47,743,627)	22,102,149

Net assets:
Beginning of period	126,753,020	102,996,697	202,425,610	180,323,461

End of period	$122,770,080	$126,753,020	$154,681,983	$202,425,610

Capital share transactions — shares:
Investor Class
Shares sold	5,400,753	5,630,302	657,457	847,365
Shares issued to holders in connection with acquisition	—	—	—	4,198,411
Shares issued to holders in reinvestment of dividends	4,736,209	2,725,965	3,590,285	2,818,313
Shares redeemed	(7,290,883)	(6,742,741)	(6,045,374)	(4,812,767)

Net increase (decrease) in shares outstanding	2,846,079	1,613,526	(1,797,632)	3,051,322

Institutional Class
Shares sold	2,341,370	2,002,122	167,348	66,961
Shares issued to holders in connection with acquisition	—	—	—	554,971
Shares issued to holders in reinvestment of dividends	675,424	177,603	185,078	80,502
Shares redeemed	(1,410,992)	(205,199)	(356,260)	(129,575)

Net increase (decrease) in shares outstanding	1,605,802	1,974,526	(3,834)	572,859

See Notes to Financial Statements.

SEPTEMBER 30, 2019

INTERNATIONAL GROWTH FUND		INTERNATIONAL OPPORTUNITIES FUND		MICRO CAP FUND
Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018

$(2,330,095)	$1,327,395	$(4,015,942)	$(4,986,097)	$(5,839,436)	$(4,910,798)
35,546,556	174,371,928	19,328,327	11,093,148	55,047,174	91,831,716
—	—	—	—	—	—
(200,457,253)	5,548,459	(19,771,713)	44,680,094	(60,370,211)	39,089,875

(167,240,792)	181,247,782	(4,459,328)	50,787,145	(11,162,473)	126,010,793

(85,858,576)	(21,443,568)	(5,015,701)	(17,973,730)	(87,356,742)	(44,480,704)
(85,816,934)	(19,841,666)	(6,283,811)	(16,042,894)	—	—

91,035,974	91,347,750	13,999,031	18,056,611	101,288,047	136,695,602
—	—	—	—	—	—
79,082,009	20,391,366	4,816,572	17,102,675	82,402,243	41,927,060
(210,507,702)	(236,312,491)	(109,687,557)	(68,604,554)	(107,977,732)	(75,674,016)
11,574	6,992	259	1,351	183,961	66,098

(40,378,145)	(124,566,383)	(90,871,695)	(33,443,917)	75,896,519	103,014,744

208,768,921	273,956,806	134,483,838	84,972,195	—	—
—	—	—	—	—	—
80,888,827	18,746,866	4,723,790	12,562,516	—	—
(336,838,011)	(203,784,419)	(56,333,268)	(48,703,591)	—	—
17,266	381	2,902	1,905	—	—

(47,162,997)	88,919,634	82,877,262	48,833,025	—	—

(426,457,444)	104,315,799	(23,753,273)	32,159,629	(22,622,696)	184,544,833

1,565,788,721	1,461,472,922	532,833,733	500,674,104	496,128,083	311,583,250

$1,139,331,277	$1,565,788,721	$509,080,460	$532,833,733	$473,505,387	$496,128,083

3,254,697	2,553,941	4,249,540	5,128,419	13,494,255	15,566,533
—	—	—	—	—	—
3,267,852	595,542	1,684,116	4,957,297	14,256,443	5,459,253
(7,514,820)	(6,660,899)	(35,750,861)	(19,470,757)	(14,460,006)	(8,577,892)

(992,271)	(3,511,416)	(29,817,205)	(9,385,041)	13,290,692	12,447,894

7,461,278	7,763,822	39,730,459	23,864,087	—	—
—	—	—	—	—	—
3,332,872	546,715	1,628,893	3,609,918	—	—
(11,839,348)	(5,638,547)	(17,169,665)	(13,694,830)	—	—

(1,045,198)	2,671,990	24,189,687	13,779,175	—	—

WASATCH FUNDS

Statements of Changes in Net Assets (continued)

	MICRO CAP VALUE FUND		SMALL CAP GROWTH FUND
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018

Operations:
Net investment income (loss)	$(2,283,385)	$(2,253,111)	$(12,773,288)	$(13,963,609)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	21,624,333	31,041,260	288,451,840	423,006,005
Net realized gain on options written	—	—	—	—
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	(33,197,979)	14,912,764	(270,686,501)	121,557,266

Net increase (decrease) in net assets resulting from operations	(13,857,031)	43,700,913	4,992,051	530,599,662

Distributions to shareholders from distributable earnings
Investor Class	(26,873,692)	(17,823,539)	(254,160,201)	(123,041,326)
Institutional Class	—	—	(160,748,953)	(54,835,253)

Capital share transactions:
Investor Class
Shares sold	36,404,994	76,281,206	86,238,800	103,483,962
Shares issued to holders in reinvestment of dividends	26,433,514	17,525,660	244,434,466	119,583,666
Shares redeemed	(56,224,461)	(52,176,052)	(266,135,679)	(460,000,362)
Redemption fees	16,557	27,574	31,675	12,208

Net increase (decrease)	6,630,604	41,658,388	64,569,262	(236,920,526)

Institutional Class
Shares sold	—	—	206,555,979	218,762,228
Shares issued to holders in reinvestment of dividends	—	—	150,566,964	51,205,368
Shares redeemed	—	—	(205,138,374)	(191,739,249)
Redemption fees	—	—	29,207	16,558

Net increase	—	—	152,013,776	78,244,905

Total increase (decrease) in net assets	(34,100,119)	67,535,762	(193,334,065)	194,047,462

Net assets:
Beginning of period	283,622,986	216,087,224	1,884,992,510	1,690,945,048

End of period	$249,522,867	$283,622,986	$1,691,658,445	$1,884,992,510

Capital share transactions — shares:
Investor Class
Shares sold	11,499,085	21,640,833	2,157,282	2,095,912
Shares issued to holders in reinvestment of dividends	9,863,251	5,109,522	7,801,930	2,752,847
Shares redeemed	(17,766,372)	(14,782,849)	(6,802,853)	(9,540,169)

Net increase (decrease) in shares outstanding	3,595,964	11,967,506	3,156,359	(4,691,410)

Institutional Class
Shares sold	—	—	5,108,334	4,404,164
Shares issued to holders in reinvestment of dividends	—	—	4,766,286	1,173,359
Shares redeemed	—	—	(5,161,091)	(3,812,497)

Net increase in shares outstanding	—	—	4,713,529	1,765,026

See Notes to Financial Statements.

SEPTEMBER 30, 2019

SMALL CAP VALUE FUND		ULTRA GROWTH FUND		U.S. TREASURY FUND
Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018

$3,208,817	$1,261,322	$(4,333,950)	$(1,575,188)	$6,654,738	$7,026,013
605,596	38,340,537	16,498,858	23,738,921	(3,118,076)	(1,506,576)
—	—	—	—	—	—
(9,729,926)	14,364,249	(11,443,749)	32,475,237	80,540,022	(20,060,898)

(5,915,513)	53,966,108	721,159	54,638,970	84,076,684	(14,541,461)

(24,527,924)	(20,987,095)	(18,922,846)	(12,347,975)	(6,645,318)	(7,001,515)
(7,190,903)	(3,592,448)	—	—	—	—

172,350,782	43,736,056	531,592,985	165,853,614	186,910,235	81,723,309
23,919,067	20,420,605	17,633,875	12,027,369	6,204,428	6,519,228
(58,961,428)	(62,665,103)	(205,793,858)	(34,017,446)	(194,165,022)	(124,477,163)
28,941	5,767	360,528	41,794	157,515	17,262

137,337,362	1,497,325	343,793,530	143,905,331	(892,844)	(36,217,364)

307,998,467	44,009,151	—	—	—	—
6,896,928	3,561,193	—	—	—	—
(30,806,582)	(9,949,041)	—	—	—	—
3,117	171	—	—	—	—

284,091,930	37,621,474	—	—	—	—

383,794,952	68,505,364	325,591,843	186,196,326	76,538,522	(57,760,340)

439,154,812	370,649,448	297,561,949	111,365,623	303,105,424	360,865,764

$822,949,764	$439,154,812	$623,153,792	$297,561,949	$379,643,946	$303,105,424

23,179,792	5,320,230	21,348,607	6,439,623	11,232,700	5,144,647
3,662,950	2,565,403	869,520	583,853	360,102	407,089
(7,841,265)	(7,616,110)	(8,334,761)	(1,379,623)	(11,737,556)	(7,804,349)

19,001,477	269,523	13,883,366	5,643,853	(144,754)	(2,252,613)

40,388,583	5,233,966	—	—	—	—
1,049,761	445,149	—	—	—	—
(4,104,717)	(1,196,895)	—	—	—	—

37,333,627	4,482,220	—	—	—	—

WASATCH FUNDS

Financial Highlights

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income		Distributions from Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Year ended 9/30/19	$81.04	(0.42)	(1.40)	(1.82)	0.01		—		(6.06)	(6.06)
Year ended 9/30/18	$67.44	(0.43)	18.30	17.87	—	[4]	—		(4.27)	(4.27)
Year ended 9/30/17	$56.90	(0.50)	11.13	10.63	—	[4]	—		(0.09)	(0.09)
Year ended 9/30/16[16]	$57.83	(0.30)	6.09	5.79	—	[4]	—		(6.72)	(6.72)
Year ended 9/30/15	$53.46	(0.14)[9]	5.95	5.81	—	[4]	—		(1.44)	(1.44)
Core Growth Fund — Institutional Class
Year ended 9/30/19	$81.62	(0.26)	(1.44)	(1.70)	—	[4]	—		(6.06)	(6.06)
Year ended 9/30/18	$67.81	(0.21)	18.29	18.08	—	[4]	—		(4.27)	(4.27)
Year ended 9/30/17	$57.16	(0.30)	11.07	10.77	—	[4]	(0.03)		(0.09)	(0.12)
Year ended 9/30/16[16]	$57.99	(0.14)	6.03	5.89	—	[4]	—		(6.72)	(6.72)
Year ended 9/30/15	$53.58	0.06 [9]	5.79	5.85	—	[4]	—		(1.44)	(1.44)
Emerging India Fund — Investor Class
Year ended 9/30/19	$3.95	(0.05)	0.62	0.57	—	[4]	—		(0.27)	(0.27)
Year ended 9/30/18	$4.08	(0.06)	0.06	—	—	[4]	—		(0.13)	(0.13)
Year ended 9/30/17	$3.39	0.02 [17]	0.70	0.72	—	[4]	—		(0.03)	(0.03)
Year ended 9/30/16[16]	$3.07	(0.03)	0.39	0.36	—	[4]	—		(0.04)	(0.04)
Year ended 9/30/15	$2.73	(0.04)	0.38	0.34	—	[4]	—	[4]	—	— [4]
Emerging India Fund — Institutional Class
Year ended 9/30/19	$3.97	(0.01)	0.59	0.58	—	[4]	—		(0.27)	(0.27)
Year ended 9/30/18	$4.10	— [4]	— [4]	— [4]	—	[4]	—		(0.13)	(0.13)
Year ended 9/30/17	$3.40	0.02 [17]	0.71	0.73	—	[4]	—		(0.03)	(0.03)
Period ended 9/30/1614 16	$2.82	(0.01)	0.59	0.58	—		—		—	—
Emerging Markets Select Fund — Investor Class
Year ended 9/30/19	$10.40	(0.13)	1.05	0.92	—	[4]	—		—	—
Year ended 9/30/18	$10.46	(0.09)	0.03	(0.06)	—	[4]	—		—	—
Year ended 9/30/17	$9.23	(0.03)	1.26	1.23	—	[4]	—		—	—
Year ended 9/30/16[16]	$8.35	(0.05)	0.93	0.88	—	[4]	—		—	—
Year ended 9/30/15	$10.31	(0.04)	(1.89)	(1.93)	—	[4]	(0.03)		—	(0.03)
Emerging Markets Select Fund — Institutional Class
Year ended 9/30/19	$10.56	(0.01)	0.98	0.97	—	[4]	—		—	—
Year ended 9/30/18	$10.60	(0.04)	— [4]	(0.04)	—	[4]	—		—	—
Year ended 9/30/17	$9.32	(0.01)	1.29	1.28	—	[4]	—		—	—
Year ended 9/30/16[16]	$8.41	0.04	0.87	0.91	—		—		—	—
Year ended 9/30/15	$10.37	(0.03)	(1.88)	(1.91)	—	[4]	(0.05)		—	(0.05)
Emerging Markets Small Cap Fund — Investor Class
Year ended 9/30/19	$2.78	(0.05)	0.21	0.16	—	[4]	—		(0.30)	(0.30)
Year ended 9/30/18	$2.99	(0.03)	(0.18)	(0.21)	—	[4]	—		—	—
Year ended 9/30/17	$2.67	(0.04)	0.36	0.32	—	[4]	—		—	—
Year ended 9/30/16[16]	$2.39	(0.04)	0.32	0.28	—	[4]	—	[4]	—	— [4]
Year ended 9/30/15	$2.74	(0.03)	(0.32)	(0.35)	—	[4]	—	[4]	—	— [4]
Emerging Markets Small Cap Fund — Institutional Class
Year ended 9/30/19	$2.79	(0.02)	0.18	0.16	—	[4]	—		(0.30)	(0.30)
Year ended 9/30/18	$3.00	(0.01)	(0.20)	(0.21)	—	[4]	—		—	—
Year ended 9/30/17	$2.67	0.01	0.32	0.33	—	[4]	—		—	—
Period ended 9/30/1614 16	$2.31	(—)[4]	0.36	0.36	—		—		—	—
Frontier Emerging Small Countries Fund — Investor Class
Year ended 9/30/19	$2.51	— [4]	0.23	0.23	—	[4]	—		—	—
Year ended 9/30/18	$2.75	(0.11)	(0.13)	(0.24)	—	[4]	—		—	—
Year ended 9/30/17	$2.63	(0.08)	0.20	0.12	—	[4]	—		—	—
Year ended 9/30/16[16]	$2.77	0.02	(0.16)	(0.14)	—	[4]	—	[4]	—	— [4]
Year ended 9/30/15	$3.32	0.02	(0.50)	(0.48)	—	[4]	(0.02)		(0.05)	(0.07)
Frontier Emerging Small Countries Fund — Institutional Class
Year ended 9/30/19	$2.53	0.03	0.20	0.23	—	[4]	—		—	—
Year ended 9/30/18	$2.76	(0.04)	(0.19)	(0.23)	—	[4]	—		—	—
Year ended 9/30/17	$2.64	(0.06)	0.18	0.12	—	[4]	—		—	—
Period ended 9/30/1614 16	$2.58	0.02	0.04	0.06	—	[4]	—		—	—
See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$73.17	(0.37)	1.19	[5]	1.19	[5]	(0.59)	(0.59)	$1,435,994	31%
$81.04	27.66	1.18	5 8	1.18	5 8	(0.66)	(0.66)	$1,577,554	27%
$67.44	18.69	1.21	[5]	1.21	[5]	(0.78)	(0.78)	$1,211,089	26%
$56.90	10.69	1.21	[5]	1.21	[5]	(0.62)	(0.62)	$1,082,679	18%
$57.83	10.87	1.17	[5]	1.17	[5]	(0.29)[9]	(0.29)[9]	$1,014,515	39%

$73.86	(0.22)	1.05	[5]	1.09	[5]	(0.45)	(0.48)	$849,787	31%
$81.62	27.82	1.06	5 8	1.08	5 8	(0.53)	(0.55)	$722,302	27%
$67.81	18.87	1.05	[5]	1.10	[5]	(0.63)	(0.67)	$383,159	26%
$57.16	10.83	1.07	[5]	1.09	[5]	(0.48)	(0.50)	$251,181	18%
$57.99	10.94	1.12	[5]	1.13	[5]	(0.29)[9]	(0.30)[9]	$150,614	39%

$4.25	15.06	1.68	[6]	1.68	[6]	(0.99)	(0.99)	$187,625	21%
$3.95	(0.33)	1.71	6 7	1.71	6 7	(1.22)	(1.22)	$184,733	48%
$4.08	21.65	1.73	[5]	1.73	[5]	(0.92)	(0.92)	$207,949	17%
$3.39	11.98	1.82	[5]	1.96	[5]	(1.18)	(1.32)	$71,973	42%
$3.07	12.51	1.95	[5]	2.12	[5]	(1.38)	(1.55)	$63,850	36%

$4.28	15.23	1.49	[6]	1.49	[6]	(0.75)	(0.75)	$92,214	21%
$3.97	(0.33)	1.51	6 8	1.60	6 8	(0.93)	(1.02)	$42,457	48%
$4.10	21.89	1.50	[5]	1.67	[5]	(0.77)	(0.94)	$23,739	17%
$3.40	20.57	1.50	[5]	2.00	[5]	(0.70)	(1.20)	$9,799	42%

$11.32	8.85 [5]	1.51	[6]	1.97	[6]	(0.51)	(0.97)	$9,771	14%
$10.40	(0.57)	1.51	6 8	1.76	6 8	(0.67)	(0.92)	$13,520	44%
$10.46	13.33	1.51	[6]	1.90	[6]	(0.38)	(0.76)	$15,273	55%
$9.23	10.54	1.58	[6]	1.98	[6]	(0.15)	(0.55)	$11,892	62%
$8.35	(18.81)	1.70	[6]	2.00	[6]	(0.23)	(0.53)	$18,527	46%

$11.53	9.19	1.21	[6]	1.43	[6]	(0.14)	(0.36)	$34,375	14%
$10.56	(0.38)	1.21	6 8	1.45	6 8	(0.36)	(0.60)	$30,215	44%
$10.60	13.73	1.21	[6]	1.52	[6]	(0.09)	(0.39)	$28,868	55%
$9.32	10.82	1.29	[6]	1.59	[6]	0.29	(0.01)	$26,763	62%
$8.41	(18.67)	1.51	[6]	1.77	[6]	(0.06)	(0.32)	$19,270	46%

$2.64	7.29	1.97	[6]	1.99	[6]	(0.83)	(0.84)	$191,405	16%
$2.78	(7.02)	1.96	6 7	1.98	6 7	(0.51)	(0.53)	$285,540	40%
$2.99	11.99	1.96	[6]	2.02	[6]	(0.49)	(0.56)	$390,903	58%
$2.67	11.73	1.96	[6]	2.00	[6]	(0.75)	(0.79)	$674,632	42%
$2.39	(12.65)	1.95	[5]	2.01	[5]	(0.63)	(0.69)	$981,367	59%

$2.65	7.25	1.82	[6]	1.85	[6]	(0.73)	(0.76)	$174,050	16%
$2.79	(7.00)	1.82	6 7	1.84	6 7	(0.33)	(0.35)	$240,892	40%
$3.00	12.36	1.81	[6]	1.88	[6]	(0.05)	(0.12)	$252,823	58%
$2.67	15.58	1.80	[6]	1.81	[6]	(0.03)	(0.04)	$160,729	42%

$2.74	9.16	2.20	[6]	2.30	[6]	0.78	0.69	$43,789	63%
$2.51	(8.73)	2.22	6 7	2.36	6 7	(0.39)	(0.53)	$57,406	42%
$2.75	4.56	2.28	[6]	2.46	[6]	(0.48)	(0.67)	$155,758	59%
$2.63	(4.89)	2.25	[5]	2.39	[5]	0.35	0.21	$437,850	80%
$2.77	(14.88)	2.25	[5]	2.28	[5]	0.39	0.36	$1,027,673	34%

$2.76	9.09	2.00	[6]	2.15	[6]	1.04	0.90	$16,456	63%
$2.53	(8.33)	2.02	6 8	2.11	6 8	(0.30)	(0.39)	$20,586	42%
$2.76	4.55	2.08	[6]	2.17	[6]	(0.34)	(0.44)	$42,006	59%
$2.64	2.33	2.06	[6]	2.06	[6]	1.40	1.40	$139,699	80%

WASATCH FUNDS

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Global Opportunities Fund — Investor Class
Year ended 9/30/19	$4.09	(0.03)	(0.06)	(0.09)	—	[4]	—	(0.54)	(0.54)
Year ended 9/30/18	$3.76	(0.03)	0.77	0.74	—	[4]	—	(0.41)	(0.41)
Year ended 9/30/17	$3.52	(0.07)	0.58	0.51	—	[4]	— [4]	(0.27)	(0.27)
Year ended 9/30/16[16]	$3.51	(0.04)	0.51	0.47	—	[4]	(0.01)	(0.45)	(0.46)
Year ended 9/30/15	$4.28	(0.05)	(0.08)	(0.13)	—	[4]	(0.01)	(0.63)	(0.64)
Global Opportunities Fund — Institutional Class
Year ended 9/30/19	$4.10	(0.03)	(0.05)	(0.08)	—		—	(0.54)	(0.54)
Year ended 9/30/18	$3.76	(0.02)	0.77	0.75	—		—	(0.41)	(0.41)
Year ended 9/30/17	$3.52	(0.02)	0.54	0.52	—		(0.01)	(0.27)	(0.28)
Period ended 9/30/1614 16	$3.09	(—)[4]	0.43	0.43	—		—	—	—
Global Value Fund — Investor Class
Year ended 9/30/19	$9.29	0.19	(0.42)	(0.23)	—	[4]	(0.19)	(1.13)	(1.32)
Year ended 9/30/18	$9.93	0.19	0.65 [18]	0.84	—	[4]	(0.19)	(1.29)	(1.48)
Year ended 9/30/17	$9.02	0.19	1.23	1.42	—	[4]	(0.19)	(0.32)	(0.51)
Year ended 9/30/16[16]	$8.84	0.16	1.01	1.17	—	[4]	(0.16)	(0.83)	(0.99)
Year ended 9/30/15	$12.69	0.15	(0.69)	(0.54)	—	[4]	(0.16)	(3.15)	(3.31)
Global Value Fund — Institutional Class
Year ended 9/30/19	$9.28	0.19	(0.41)	(0.22)	—	[4]	(0.20)	(1.13)	(1.33)
Year ended 9/30/18	$9.92	0.20	0.66 [18]	0.86	—	[4]	(0.20)	(1.30)	(1.50)
Year ended 9/30/17	$9.01	0.18	1.25	1.43	—	[4]	(0.20)	(0.32)	(0.52)
Year ended 9/30/16[16]	$8.84	0.29	0.88	1.17	—	[4]	(0.17)	(0.83)	(1.00)
Year ended 9/30/15	$12.69	(0.04)	(0.49)	(0.53)	—	[4]	(0.17)	(3.15)	(3.32)
International Growth Fund — Investor Class
Year ended 9/30/19	$36.95	(0.08)	(4.26)	(4.34)	—	[4]	—	(4.38)	(4.38)
Year ended 9/30/18	$33.84	(—)[4]	4.04	4.04	—	[4]	—	(0.93)	(0.93)
Year ended 9/30/17	$31.43	(0.13)	3.61	3.48	—	[4]	—	(1.07)	(1.07)
Year ended 9/30/16[16]	$27.88	(0.22)	3.77	3.55	—	[4]	—	—	—
Year ended 9/30/15	$26.78	(0.09)	1.39	1.30	—	[4]	(0.01)	(0.19)	(0.20)
International Growth Fund — Institutional Class
Year ended 9/30/19	$37.03	(0.04)	(4.28)	(4.32)	—	[4]	—	(4.38)	(4.38)
Year ended 9/30/18	$33.88	0.06	4.02	4.08	—	[4]	—	(0.93)	(0.93)
Year ended 9/30/17	$31.46	(0.05)	3.56	3.51	—	[4]	(0.02)	(1.07)	(1.09)
Period ended 9/30/1614 16	$28.46	0.01	2.99	3.00	—	[4]	—	—	—
International Opportunities Fund — Investor Class
Year ended 9/30/19	$3.58	(0.09)	0.13	0.04	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/18	$3.47	(0.05)	0.40	0.35	—	[4]	—	(0.24)	(0.24)
Year ended 9/30/17	$3.21	(0.04)	0.30	0.26	—	[4]	—	—	—
Year ended 9/30/16[16]	$2.74	(0.01)	0.61	0.60	—	[4]	—	(0.13)	(0.13)
Year ended 9/30/15	$3.09	(0.01)	(0.04)	(0.05)	—	[4]	—	(0.30)	(0.30)
International Opportunities Fund — Institutional Class
Year ended 9/30/19	$3.62	(0.02)	0.06	0.04	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/18	$3.50	(0.03)	0.39	0.36	—	[4]	—	(0.24)	(0.24)
Year ended 9/30/17	$3.23	(0.01)	0.28	0.27	—	[4]	—	—	—
Period ended 9/30/1614 16	$2.71	0.01	0.51	0.52	—	[4]	—	—	—
Micro Cap Fund
Year ended 9/30/19	$9.86	(0.08)	(0.55)	(0.63)	—	[4]	—	(1.78)	(1.78)
Year ended 9/30/18	$8.23	(0.08)	2.88	2.80	—	[4]	—	(1.17)	(1.17)
Year ended 9/30/17	$7.19	(0.11)	1.75	1.64	—	[4]	(0.01)	(0.59)	(0.60)
Year ended 9/30/16[16]	$7.21	(0.08)	1.15	1.07	—	[4]	—	(1.09)	(1.09)
Year ended 9/30/15	$7.36	(0.08)[10]	0.28	0.20	—	[4]	— [4]	(0.35)	(0.35)
Micro Cap Value Fund
Year ended 9/30/19	$3.83	(0.03)	(0.20)	(0.23)	—	[4]	(0.02)	(0.37)	(0.39)
Year ended 9/30/18	$3.48	(0.03)	0.65	0.62	—	[4]	—	(0.27)	(0.27)
Year ended 9/30/17	$2.87	(0.02)	0.68	0.66	—	[4]	— [4]	(0.05)	(0.05)
Year ended 9/30/16[16]	$2.87	(0.02)	0.34	0.32	—	[4]	—	(0.32)	(0.32)
Year ended 9/30/15	$3.02	(0.02)[11]	0.31	0.29	—	[4]	—	(0.44)	(0.44)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$3.46	0.82	1.56	[5]	1.56	[5]	(0.95)	(0.95)	$103,710	24%
$4.09	20.75	1.55	6 8	1.55	6 8	(0.78)	(0.78)	$110,874	40%
$3.76	16.61	1.59	[6]	1.59	[6]	(1.09)	(1.09)	$95,847	27%
$3.52	13.73	1.62	[6]	1.62	[6]	(0.98)	(0.98)	$150,945	44%
$3.51	(3.88)	1.81	[5]	1.81	[5]	(1.10)	(1.10)	$155,968	54%

$3.48	1.09	1.35	[5]	1.57	[5]	(0.74)	(0.95)	$19,060	24%
$4.10	21.04	1.36	6 8	1.66	6 8	(0.57)	(0.86)	$15,879	40%
$3.76	16.92	1.36	[6]	1.93	[6]	(0.85)	(1.41)	$7,149	27%
$3.52	13.92	1.35	[5]	2.32	[5]	(0.57)	(1.54)	$5,348	44%

$7.74	(0.40)	1.10	[5]	1.19	[5]	2.30	2.22	$146,704	49%
$9.29	9.56 [18]	1.11	5 8	1.19	5 8	2.17	2.08	$192,811	72%
$9.93	16.11	1.10	[5]	1.19	[5]	1.93	1.84	$175,730	44%
$9.02	13.92	1.10	[5]	1.17	[5]	1.70	1.63	$189,691	26%
$8.84	(6.61)	1.10	[5]	1.12	[5]	1.34	1.32	$244,056	39%

$7.73	(0.25)	0.97	[5]	1.23	[5]	2.44	2.19	$7,978	49%
$9.28	9.61 [18]	0.95	5 8	1.58	5 8	2.39	1.76	$9,615	72%
$9.92	16.31	0.95	[5]	2.31	[5]	2.05	0.70	$4,594	44%
$9.01	13.97	0.96	[5]	1.72	[5]	1.76	1.00	$3,589	26%
$8.84	(6.50)	0.98	[5]	1.44	[5]	1.40	0.94	$1,525	39%

$28.23	(9.76)	1.46	[5]	1.46	[5]	(0.25)	(0.25)	$543,990	40%
$36.95	12.13	1.45	5 8	1.45	5 8	0.01	0.01	$748,847	44%
$33.84	12.04	1.46	[5]	1.46	[5]	(0.28)	(0.28)	$804,613	31%
$31.43	12.73	1.48	[5]	1.48	[5]	(0.41)	(0.41)	$945,168	50%
$27.88	4.83	1.50	[5]	1.50	[8]	(0.32)	(0.32)	$1,316,095	46%

$28.33	(9.67)	1.35	[5]	1.35	[5]	(0.13)	(0.13)	$595,341	40%
$37.03	12.24	1.35	5 8	1.36	5 8	0.16	0.16	$816,942	44%
$33.88	12.16	1.35	[5]	1.37	[5]	(0.14)	(0.16)	$656,860	31%
$31.46	10.54	1.35	[5]	1.36	[5]	0.07	0.06	$509,016	50%

$3.54	1.61	2.09	[6]	2.09	[6]	(1.04)	(1.04)	$132,503	46%
$3.58	10.45	2.10	5 7	2.10	5 7	(1.07)	(1.07)	$240,489	36%
$3.47	8.10	2.24	[6]	2.24	[6]	(0.88)	(0.88)	$265,879	59%
$3.21	22.73	2.25	[5]	2.29	[5]	(0.35)	(0.39)	$512,252	41%
$2.74	(1.44)	2.25	[5]	2.43	[5]	(0.36)	(0.54)	$453,495	25%

$3.58	1.59	1.96	[6]	1.96	[6]	(0.81)	(0.81)	$376,578	46%
$3.62	10.66	1.96	5 7	1.97	5 7	(0.86)	(0.87)	$292,345	36%
$3.50	8.36	1.96	[6]	2.04	[6]	(0.39)	(0.47)	$234,795	59%
$3.23	19.19	1.95	[5]	2.04	[5]	0.64	0.55	$168,136	41%

$7.45	(1.15)	1.66	[5]	1.66	[5]	(1.31)	(1.31)	$473,505	67%
$9.86	38.04	1.65	5 8	1.65	5 8	(1.27)	(1.27)	$496,128	54%
$8.23	25.10	1.75	[5]	1.75	[5]	(1.43)	(1.43)	$311,583	31%
$7.19	16.04	1.92	[5]	1.92	[5]	(1.14)	(1.14)	$277,691	32%
$7.21	2.45	1.90	[5]	1.90	[5]	(0.85)[10]	(0.85)[10]	$273,311	31%

$3.21	(4.50)	1.74	[5]	1.74	[5]	(0.90)	(0.90)	$249,523	66%
$3.83	18.84	1.74	5 8	1.74	5 8	(0.89)	(0.89)	$283,623	69%
$3.48	23.29	1.85	[5]	1.85	[5]	(0.81)	(0.81)	$216,087	57%
$2.87	12.04	1.95	[5]	2.04	[5]	(0.59)	(0.68)	$179,116	73%
$2.87	9.99	1.96	[6]	2.02	[6]	(0.55)[11]	(0.61)[11]	$154,169	53%

WASATCH FUNDS

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Small Cap Growth Fund — Investor Class
Year ended 9/30/19	$55.30	(0.28)	(2.33)	(2.61)	—	[4]	—	(12.46)	(12.46)
Year ended 9/30/18	$45.72	(0.54)	15.19	14.65	—	[4]	—	(5.07)	(5.07)
Year ended 9/30/17	$43.52	(0.53)	6.24	5.71	—	[4]	—	(3.51)	(3.51)
Year ended 9/30/16[16]	$45.97	(0.47)	5.65	5.18	—	[4]	—	(7.63)	(7.63)
Year ended 9/30/15	$50.25	(0.40)	0.93	0.53	—	[4]	—	(4.81)	(4.81)
Small Cap Growth Fund — Institutional Class
Year ended 9/30/19	$55.61	(0.24)	(2.31)	(2.55)	—	[4]	—	(12.46)	(12.46)
Year ended 9/30/18	$45.89	(0.31)	15.10	14.79	—	[4]	—	(5.07)	(5.07)
Year ended 9/30/17	$43.58	(0.17)	5.99	5.82	—	[4]	—	(3.51)	(3.51)
Period ended 9/30/1614 16	$37.58	(0.07)	6.07	6.00	—	[4]	—	—	—
Small Cap Value Fund — Investor Class
Year ended 9/30/19	$8.53	0.03	(0.36)	(0.33)	—	[4]	—	(0.59)	(0.59)
Year ended 9/30/18	$7.94	0.02	1.10	1.12	—	[4]	(0.01)	(0.52)	(0.53)
Year ended 9/30/17	$6.61	— [4]	1.33	1.33	—	[4]	— [4]	—	—
Year ended 9/30/16[16]	$5.86	0.01	0.77	0.78	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/15	$5.69	0.05 [12]	0.12	0.17	—	[4]	—	—	—
Small Cap Value Fund — Institutional Class
Year ended 9/30/19	$8.58	0.03	(0.35)	(0.32)	—	[4]	—	(0.59)	(0.59)
Year ended 9/30/18	$7.98	0.04	1.10	1.14	—	[4]	(0.02)	(0.52)	(0.54)
Year ended 9/30/17	$6.65	0.01	1.34	1.35	—	[4]	(0.02)	—	(0.02)
Year ended 9/30/16[16]	$5.88	0.02	0.78	0.80	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/15	$5.72	0.05 [12]	0.11	0.16	—	[4]	—	—	—
Ultra Growth Fund
Year ended 9/30/19	$27.68	(0.18)	(0.60)	(0.78)	0.01		—	(1.61)	(1.61)
Year ended 9/30/18	$21.81	— [4]	8.31	8.31	—	[4]	(0.10)	(2.34)	(2.44)
Year ended 9/30/17	$19.89	(0.20)	4.12	3.92	—	[4]	(0.11)	(1.89)	(2.00)
Year ended 9/30/16[16]	$18.06	(0.18)	3.66	3.48	—	[4]	—	(1.65)	(1.65)
Year ended 9/30/15	$23.67	(0.26)	1.54	1.28	—	[4]	(0.01)	(6.88)	(6.89)
U.S. Treasury Fund
Year ended 9/30/19	$15.26	0.34	3.99	4.33	0.01		(0.34)	—	(0.34)
Year ended 9/30/18	$16.32	0.35	(1.07)	(0.72)	—	[4]	(0.34)	—	(0.34)
Year ended 9/30/17	$19.86	0.35	(2.23)	(1.88)	0.01		(0.35)	(1.32)	(1.67)
Year ended 9/30/16[16]	$18.42	0.37	2.29	2.66	0.01		(0.36)	(0.87)	(1.23)
Year ended 9/30/15	$17.08	0.38	1.33	1.71	0.01		(0.38)	—	(0.38)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$40.23	1.67 [5]	1.17	[6]	1.17	[6]	(0.80)	(0.80)	$978,825	26%
$55.30	35.08	1.20	5 8	1.20	5 8	(0.84)	(0.84)	$1,170,809	36%
$45.72	14.29	1.27	[5]	1.27	[5]	(0.88)	(0.88)	$1,182,573	19%
$43.52	11.87	1.29	[5]	1.29	[5]	(0.79)	(0.79)	$1,544,796	20%
$45.97	0.39	1.22	[5]	1.22	[5]	(0.75)	(0.75)	$2,000,588	31%

$40.60	1.80	1.06	[6]	1.09	[6]	(0.68)	(0.72)	$712,833	26%
$55.61	35.27	1.06	5 7	1.10	5 7	(0.70)	(0.74)	$714,184	36%
$45.89	14.54	1.05	[5]	1.11	[5]	(0.66)	(0.72)	$508,373	19%
$43.58	15.97	1.05	[5]	1.11	[5]	(0.63)	(0.69)	$337,605	20%

$7.61	(2.69)	1.20	[5]	1.20	[5]	0.51	0.51	$454,451	25%
$8.53	14.54	1.20	5 8	1.20	5 8	0.29	0.29	$347,298	46%
$7.94	20.20	1.21	[5]	1.21	[5]	0.04	0.04	$320,978	37%
$6.61	13.37	1.24	[5]	1.24	[5]	0.23	0.23	$269,710	57%
$5.86	2.99	1.21	[5]	1.21	[5]	0.82 [12]	0.82 [12]	$257,655	57%

$7.67	(2.55)	1.05	[5]	1.09	[5]	0.70	0.66	$368,498	25%
$8.58	14.78	1.06	5 8	1.13	5 8	0.43	0.35	$91,857	46%
$7.98	20.28	1.05	[5]	1.16	[5]	0.21	0.11	$49,671	37%
$6.65	13.54	1.08	[5]	1.20	[5]	0.40	0.28	$23,839	57%
$5.88	2.97	1.15	[5]	1.20	[5]	0.92 [12]	0.87 [12]	$18,941	57%

$25.30	(1.35)	1.24	[5]	1.24	[5]	(0.93)	(0.93)	$623,154	17%
$27.68	41.97	1.24	5 8	1.24	5 8	(1.00)	(1.00)	$297,562	44%
$21.81	22.13	1.30	[5]	1.30	[5]	(1.06)	(1.06)	$111,366	34%
$19.89	20.08	1.33	[5]	1.33	[5]	(1.03)	(1.03)	$101,402	28%
$18.06	4.02	1.31	[5]	1.31	[5]	(1.06)	(1.06)	$96,015	38%

$19.26	28.73	0.69	[5]	0.69	[5]	2.05	2.05	$379,644	29%
$15.26	(4.47)	0.70	5 8	0.70	5 8	2.13	2.13	$303,105	6%
$16.32	(8.86)	0.72	[5]	0.72	[5]	2.04	2.04	$360,866	20%
$19.86	15.49	0.69	5 15	0.73	[5]	1.97 [15]	1.93	$489,011	59%
$18.42	10.09	0.67	[5]	0.67	[5]	2.12	2.12	$327,861	131%

WASATCH FUNDS	SEPTEMBER 30, 2019

Notes to Financial Highlights

[1]	Not annualized for periods less than one year.

[2]	Annualized for periods less than one year.

[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[4]	Represents amounts less than $0.005 per share.

[5]	Includes interest expense of less than 0.005%.

[6]	Includes interest expenses of more than 0.005%.

[7]	Includes extraordinary expenses greater than or equal to 0.01% (see Note 7 in “Notes to Financial Statements”).

[8]	Includes extraordinary expenses of less than 0.01% (see Note 7 in “Notes to Financial Statements”).

[9]

Investment income per share reflects a large, non-recurring dividend which amounted to $0.17 and $0.08 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring dividend, the ratio of Net Investment Income (Loss) to Average Net Assets would have been as follows:

	Net Investment Income (Loss) Net of Waivers and Reimbursements (%)	Net Investment Income (Loss) Before Waivers and Reimbursements (%)
Core Growth Fund — Investor Class	(0.58)	(0.58)
Core Growth Fund — Institutional Class	(0.59)	(0.60)

[10]

Investment income per share reflects a large, non-recurring dividend which amounted to $0.04 per share. Excluding this non-recurring dividend, the ratio of Net Investment Income (Loss) to Average Net Assets would have been (1.40)%.

[11]

Investment income per share reflects a large, non-recurring dividend which amounted to $0.01 per share. Excluding this non-recurring dividend, the ratio of Net Investment Income (Loss) to Average Net Assets would have been (1.04)% for Net Investment Income (Loss) Net of Waivers and Reimbursements and (1.10)% for Net Investment Income (Loss) Before Waivers and Reimbursements.

[12]

Investment income per share reflects a large, non-recurring dividend which amounted to $0.05 and $0.05 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring dividend, the ratio of Net Investment Income (Loss) to Average Net Assets would have been as follows:

	Net Investment Income (Loss) Net of Waivers and Reimbursements (%)	Net Investment Income (Loss) Before Waivers and Reimbursements (%)
Small Cap Value Fund — Investor Class	(0.00)[13]	(0.00)[13]
Small Cap Value Fund — Institutional Class	0.10	0.05

[13]	Amount is less than 0.005%.

[14]	Institutional class inception date was February 1, 2016.

[15]	Includes reimbursement by Hoisington Investment Management Co., the Sub-Advisor, for proxy statement expenses which amounted to $0.01 per share.

[16]

Includes a non-recurring offer to reimburse prior period custody and fund accounting out-of-pocket expenses (see Note 7 “Related Party Transactions” “Custodian Out-of-Pocket Expense Reimbursement” in “Notes to Financial Statements”). Excluding this non-recurring reimbursement, the Ratio of Expenses to Average Net Assets would have been as follows:

	Expenses Net of Waivers and Reimbursements (%)	Expenses Before Waivers and Reimbursements (%)
Core Growth Fund — Investor Class	1.21	1.21
Core Growth Fund — Institutional Class	1.07	1.09
Emerging India Fund — Investor Class	1.84	1.98
Emerging India Fund — Institutional Class	1.56	2.06
Emerging Markets Select Fund — Investor Class	1.60	2.00
Emerging Markets Select Fund — Institutional Class	1.33	1.63
Emerging Markets Small Cap Fund — Investor Class	1.97	2.01
Emerging Markets Small Cap Fund — Institutional Class	1.82	1.83
Frontier Emerging Small Countries Fund — Investor Class	2.25	2.39
Frontier Emerging Small Countries Fund — Institutional Class	2.08	2.08
Global Opportunities Fund — Investor Class	1.64	1.64
Global Opportunities Fund — Institutional Class	1.42	2.39
Global Value Fund — Investor Class	1.10	1.17
Global Value Fund — Institutional Class	0.96	1.72
International Growth Fund — Investor Class	1.48	1.48
International Growth Fund — Institutional Class	1.36	1.37
International Opportunities Fund — Investor Class	2.26	2.30
International Opportunities Fund — Institutional Class	1.97	2.06
Micro Cap Fund	1.92	1.92
Micro Cap Value Fund	1.96	2.05
Small Cap Growth Fund — Investor Class	1.29	1.29
Small Cap Growth Fund — Institutional Class	1.05	1.11
Small Cap Value Fund — Investor Class	1.24	1.24
Small Cap Value Fund — Institutional Class	1.08	1.20
Ultra Growth Fund	1.34	1.34
U.S. Treasury Fund	0.69	0.73

[17]	Per share amounts do not correlate to amounts reported in the Statement of Operations due to timing of share activity.

[18]

Net Realized and Unrealized Gains (Losses) on Investments per share reflect a large, non-recurring receivable for security litigation which amounted to $0.06 and $0.06 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Net Realized and Unrealized Gains (Losses) on Investments would have been $0.59 and $0.60 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Total Return would have been 8.74% and 8.91% for the Investor Class and Institutional Class, respectively.

See Notes to Financial Statements.

WASATCH FUNDS	SEPTEMBER 30, 2019

Notes to Financial Statements

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 15 series or funds (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, Global Value Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund, and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each diversified funds. Each Fund maintains its own investment objective(s). Effective October 1, 2019, the Trust began offering two new series, the Wasatch Global Select Fund and the Wasatch International Select Fund, which are not included in this report.

On November 9, 2011, the Trust re-designated the shares of the Funds into Investor Class shares effective January 31, 2012, and authorized and designated a new Institutional Class of shares in the Funds. Currently 11 funds offer Institutional Class shares: Core Growth Fund, Global Value Fund and Small Cap Value Fund, which commenced operations on January 31, 2012, Emerging Markets Select Fund, which commenced operations on December 13, 2012 and Emerging India Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund and Small Cap Growth Fund, which commenced operations on February 1, 2016. Each class of shares for each Fund has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares, and the exchange and conversion features. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor” or “Wasatch”) as investment advisor.

The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Value, International Growth, International Opportunities, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value and Ultra Growth Funds are referred to herein as the “Equity Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at September 30, 2019. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 12.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received include return of capital or capital gain distributions, such distributions are recorded as a reduction to cost of the related security or as realized gain or loss.

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

New Accounting Pronouncements — In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect on the financial statements of adopting the simplification rules was limited to a change in disclosures at September 30, 2019.

Other — Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that

WASATCH FUNDS

Notes to Financial Statements (continued)

each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

Participation Notes — Certain Funds may invest in Participation Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow a fund to gain exposure to common stocks in markets in which the fund is currently not approved to directly invest, or in markets that prohibit direct investment by foreign purchasers. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Risks associated with P-Notes include the possible failure of a counterparty

(i.e., the issuing bank or broker-dealer) to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem the notes before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Schedule of Investments. In addition, a fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts.

5. PURCHASES AND SALES OF SECURITIES

The cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities, for the year ended September 30, 2019 are summarized below:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Purchases	$723,297,526	$69,530,950	$6,213,800	$65,779,257	$41,692,592
Sales	684,592,824	54,303,842	9,422,749	243,506,923	64,050,355

	Global Opportunities Fund	Global Value Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Purchases	$28,001,002	$87,185,046	$488,518,032	$205,796,074	$298,436,815
Sales	29,398,464	127,041,305	720,782,441	246,504,972	299,684,266

	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund
Purchases	$157,335,972	$440,681,778	$531,543,002	$412,763,886
Sales	173,100,077	643,455,916	140,817,749	75,905,301

Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $94,122,666 and $100,825,529, respectively.

SEPTEMBER 30, 2019

6. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds are no longer subject to examination by tax authorities for years prior to 2016. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total of amounts of unrecognized tax benefits will significantly change in the next 12 months. Accordingly, no provision for federal income or excise taxes has been made.

As of September 30, 2019, the cost and unrealized appreciation (depreciation) of investments on a tax basis were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund

Cost	$1,651,394,719	$216,065,573	$34,475,078	$257,019,899	$56,411,893

Gross appreciation	$822,389,382	$78,285,676	$12,078,191	$133,537,822	$9,312,195
Gross (depreciation)	(176,624,295)	(8,451,326)	(1,797,435)	(22,111,584)	(5,041,732)

Net appreciation	$645,765,087	$69,834,350	$10,280,756	$111,426,238	$4,270,463

	Global Opportunities Fund	Global Value Fund*	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Cost	$88,843,117	$145,207,405	$853,235,643	$372,705,255	$377,289,611

Gross appreciation	$43,046,599	$14,613,929	$338,928,297	$159,274,730	$123,515,596
Gross (depreciation)	(8,785,272)	(9,237,343)	(47,616,191)	(23,096,299)	(26,771,501)

Net appreciation	$34,261,327	$5,376,586	$291,312,106	$136,178,431	$96,744,095

*	Does not include $3,407,882 of unrealized gain from acquired portfolio. See note 14 for further details regarding the reorganization.

	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Treasury Fund

Cost	$200,769,117	$1,217,330,257	$731,846,359	$570,280,354	$335,915,148

Gross appreciation	$63,046,938	$612,809,922	$127,910,937	$115,378,800	$43,077,249
Gross (depreciation)	(15,013,549)	(139,517,358)	(33,517,173)	(60,437,047)	(276,657)

Net appreciation	$48,033,389	$473,292,564	$94,393,764	$54,941,753	$42,800,592

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to the tax deferral of losses on wash sales, unrealized appreciation on passive foreign investment companies (PFICs), partnership adjustments and other temporary tax adjustments.

The components of accumulated earnings on a tax basis as of September 30, 2019 were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund

Undistributed capital gains	$198,349,196	$—	$—	$18,810,715	$—

Accumulated earnings	198,349,196	—	—	18,810,715	—
Accumulated capital and other losses	(9,295,073)	(3,341,163)	(4,678,862)	(1,866,761)	(107,642,944)
Other undistributed ordinary losses	—	(39,724)	(51,327)	—	(66,015)
Net unrealized appreciation	644,757,802	63,980,740	9,807,155	108,436,234	4,302,653

Total accumulated earnings (accumulated losses)	$833,811,925	$60,599,853	$5,076,966	$125,380,188	$(103,406,306)

WASATCH FUNDS

Notes to Financial Statements (continued)

	Global Opportunities Fund	Global Value Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Undistributed ordinary income	$—	$1,206,214	$—	$—	$—
Undistributed capital gains	9,220,955	429,708	28,024,418	12,487,368	52,499,815

Accumulated earnings	9,220,955	1,635,922	28,024,418	12,487,368	52,499,815
Accumulated capital and other losses	(764,451)	(163,383,551)	(582,415)	(2,420,284)	(4,633,175)
Other undistributed ordinary losses	(3,553)	—	—	(736)	—
Net unrealized appreciation	33,931,218	5,367,608	290,087,650	135,459,334	96,575,071

Total accumulated earnings (accumulated losses)	$42,384,169	$(156,380,021)	$317,529,653	$145,525,682	$144,441,711

	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Treasury Fund
Undistributed ordinary income	$—	$—	$3,259,010	$—	$69,309
Undistributed capital gains	21,197,925	255,302,120	596,950	14,642,631	—

Accumulated earnings	21,197,925	255,302,120	3,855,960	14,642,631	69,309
Accumulated capital and other losses	(1,847,977)	(9,503,034)	—	(3,004,715)	(19,715,988)
Other undistributed ordinary (losses)	—	—	—	—	—
Net unrealized appreciation	47,937,820	473,291,748	94,247,885	54,686,629	42,800,592

Total accumulated earnings (accumulated losses)	$67,287,768	$719,090,834	$98,103,845	$66,324,545	$23,153,913

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income in two funds. The Global Value and U.S. Treasury Funds declare and pay dividends quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital, and distributable earnings (accumulated loss). The reclassifications generally relate to the tax treatment of net operating losses, the netting of net operating loss to short-term gains, investments in REITs and partnerships, distribution reclassifications, foreign capital gains taxes, Section 988 currency gains and losses, PFICs, non-REIT return of capital dividends and litigation. These reclassifications have no impact on the net asset values of the Funds.

Under the Regulated Investment Company Modernization Act of 2010, a Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital loss carryforwards as of September 30, 2019 are as follows:

	Non-expiring
Fund	Short Term	Long Term
Emerging India Fund	$1,258,163	$—
Emerging Markets Select Fund	4,595,927	—
Frontier Emerging Small Countries Fund	92,551,793	13,409,150
Global Value Fund*	24,236,995	139,146,556
U.S. Treasury Fund	11,484,403	8,231,585

*	The Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the tax year ended September 30, 2019, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Frontier Emerging Small Countries Fund	$2,166,331
Global Value Fund	1,027,950

SEPTEMBER 30, 2019

The Funds have elected to defer Post-October Capital Losses and Late-Year Ordinary Losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

Fund	Post-October Capital Losses	Late-Year Ordinary Losses
Core Growth Fund	$—	$9,295,073
Emerging India Fund	—	2,083,000
Emerging Markets Select Fund	—	82,935
Emerging Markets Small Cap Fund	—	1,866,761
Frontier Emerging Small Countries Fund	—	1,682,001
Global Opportunities Fund	—	764,451
International Growth Fund	—	582,415
International Opportunities Fund	—	2,420,284
Micro Cap Fund	—	4,633,175
Micro Cap Value Fund	—	1,847,977
Small Cap Growth Fund	—	9,503,034
Ultra Growth Fund	—	3,004,715

The tax character of distributions paid during the year ended September 30, 2019 was as follows:

2019	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Ordinary Income	$—	$—	$—	$—	$—
Capital Gain	172,135,583	15,619,790	—	48,977,453	—

Total	$172,135,583	$15,619,790	$—	$48,977,453	$—

2019	Global Opportunities Fund	Global Value Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Ordinary Income	$—	$4,347,203	$1,629,607	$—	$—
Capital Gain	15,578,105	23,019,039	170,045,903	11,299,512	87,356,742

Total	$15,578,105	$27,366,242	$171,675,510	$11,299,512	$87,356,742

2019	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Treasury Fund
Ordinary Income	$53,031	$—	$—	$7,109,314	$6,645,318
Capital Gain	26,820,661	414,909,154	31,718,827	11,813,532	—

Total	$26,873,692	$414,909,154	$31,718,827	$18,922,846	$6,645,318

The tax character of distributions paid during the year ended September 30, 2018 was as follows:

2018	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Ordinary Income	$—	$2,905,323	$—	$—	$—
Capital Gain	99,220,332	4,591,525	—	—	—

Total	$99,220,332	$7,496,848	$—	$—	$—

2018	Global Opportunities Fund	Global Value Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Ordinary Income	$—	$5,418,138	$—	$—	$—
Capital Gain	10,899,209	20,535,691	41,285,234	34,016,624	44,480,704

Total	$10,899,209	$25,953,829	$41,285,234	$34,016,624	$44,480,704

WASATCH FUNDS

Notes to Financial Statements (continued)

2018	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Treasury Fund
Ordinary Income	$—	$—	$1,077,165	$520,869	$7,001,515
Capital Gain	17,823,539	177,876,579	23,502,378	11,827,106	—

Total	$17,823,539	$177,876,579	$24,579,543	$12,347,975	$7,001,515

The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

EU Reclaims — As a result of several court cases in certain countries across the European Union, the Emerging Markets Small Cap Fund, Global Opportunities Fund, Global Value Fund, International Growth Fund and International Opportunities Fund filed tax reclaims for previously withheld taxes on dividends earned in Finland and Poland (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as dividend income in the Statements of Operations and related receivables, if any, are reflected as interest and dividends receivable in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims and the potential timing of payment, no amounts are reflected in the financial statements.

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2020. If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to recoup the fees waived or reduced to the extent that the operating expenses and the amounts reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently through January 31, 2020). A Fund may only make a repayment to the Advisor for the amount reimbursed if such repayment does not cause the Fund’s expense ratio, after repayment is taken into account, to exceed both (i) the expense cap at the time such amount was waived; and (ii) the Fund’s current expense cap. All amounts not recovered at the end of the period expire on January 31, 2020. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date. Ordinary operating expenses exclude any interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Funds’ business. Investment advisory fees and fees waived, if any, for the year ended September 30, 2019 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Fund	Advisory Fee	Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Core Growth Fund	1.00%	1.50%	1.05%	1/31/2020	$270,902
Emerging India Fund	1.25%	1.75%	1.50%	1/31/2020	—
Emerging Markets Select Fund	1.00%	1.50%	1.20%	1/31/2020	123,302
Emerging Markets Small Cap Fund	1.65%	1.95%	1.80%	1/31/2020	100,810
Frontier Emerging Small Countries Fund	1.65%	2.15%	1.95%	1/31/2020	71,177
Global Opportunities Fund	1.25%	1.75%	1.35%	1/31/2020	35,394
Global Value Fund	0.90%	1.10%	0.95%	1/31/2020	156,790
International Growth Fund	1.25%	1.75%	1.35%	1/31/2020	—
International Opportunities Fund	1.75%	2.25%	1.95%	1/31/2020	—
Micro Cap Fund	1.50%	1.95%	N/A	1/31/2020	—
Micro Cap Value Fund	1.50%	1.95%	N/A	1/31/2020	—
Small Cap Growth Fund	1.00%	1.50%	1.05%	1/31/2020	255,418
Small Cap Value Fund	1.00%	1.50%	1.05%	1/31/2020	70,320
Ultra Growth Fund	1.00%	1.50%	N/A	1/31/2020	—
U.S. Treasury Fund	0.50%	0.75%	N/A	1/31/2020	—

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees (the “Board”). The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures. During the year ended September 30, 2019, the Funds did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the 1940 Act.

SEPTEMBER 30, 2019

Compensation — Officers serve in that capacity without compensation from the Trust. Beginning in the calendar year of 2018, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $120,000 per year for services rendered and a fee of $24,000 for each Board of Trustees meeting attended in person or telephonically. In addition, each Independent Trustee receives a fee of $24,000 for attendance at an executive session held with respect to the contract renewal process for the Funds. In addition, the Chairman of the Board receives an additional fee of $30,000 a year as Chairman and $6,000 for attendance in person or telephonically at a Board meeting; the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive an additional $18,000 per year as Chairman and $3,600 for attendance in person or telephonically at a Board meeting. Additionally, each Independent Trustee is entitled to reimbursement of expenses related to his or her duties as a Trustee of the Funds.

Payments by Advisor — On October 16, 2014, the Advisor discovered a trade error involving the Ultra Growth Fund. The Advisor reimbursed the Fund $12,267. On August 2, 2016, the Advisor discovered a trade error involving the Small Cap Growth Fund. The Advisor reimbursed the Fund $12,890.

During 2018, the Advisor paid for a portion of the expenses in connection with the merger of the Long/Short and Global Value Funds.

The impact of the payments detailed above is reflected in the net expense ratios in the Financial Highlights.

Payments by Sub-Advisor — In June 2016, the Funds filed a proxy statement with the Securities and Exchange Commission to inform shareholders about a Special Meeting of Shareholders of the Wasatch-Hoisington U.S. Treasury Fund. The purpose of the Shareholder Meeting was to ask shareholders to approve a new Sub-Advisory Agreement between Wasatch Advisors, Inc. and Hoisington Investment Management Company (HIMCO) with respect to the Wasatch-Hoisington U.S. Treasury Fund. HIMCO, the Sub-Advisor for the Fund, reimbursed the Wasatch-Hoisington U.S. Treasury Fund for the costs associated with the proxy statement filing. The Sub-Advisor does not intend to be reimbursed for this amount.

Transfer Agent Intermediary Fees Reimbursed to the Advisor — Each Fund paid fees to, and reimbursed certain out-of-pocket expenses of, the Funds’ transfer agent during the period. In addition, the Advisor and the Funds’ distributor have entered into selling dealer agreements and service agreements with certain financial services companies, broker-dealers, banks, advisors, retirement service providers or other authorized agents or organizations (each an “Intermediary,” together, “Intermediaries”) to accept purchase, exchange and redemption orders on the Funds’ behalf. For Investor Class shares of the Funds, some Intermediaries do not charge investors a direct transaction fee, but instead charge a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Funds’ behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts, communication of tax information, income distribution and other services. Generally, the fee was either a per account charge based on the number of accounts to which the Intermediary provided such services, or was a percentage (as of September 30, 2019 up to 0.40% annually) of the average value of Fund Investor Class shares held in such accounts. The Advisor paid the Intermediary fees and the Funds reimbursed the Advisor for a portion of such fees, which is intended to compensate the Intermediary for provision of services of the type that would be provided by the Funds’ transfer agent or other service providers if the shares were registered on the books of the Funds’ transfer agent. Institutional Class shares of the Funds do not reimburse the Advisor for payments to Intermediaries. The Funds’ reimbursement of expenses incurred for services provided by Intermediaries are included in “Shareholder servicing fees — Investor Class” in the Statements of Operations.

Custodian Out-of-Pocket Expense Reimbursement — In September 2016, State Street Bank and Trust Company (“SSB”), the Funds’ custodian, provided each Fund with an offer to reimburse the Fund for certain out-of-pocket expenses it charged the Fund between 2003 and 2015. The incorrect charges were due to inaccurate billing rates used by SSB for certain out-of-pocket expenses. SSB made the reimbursements in May 2017.

WASATCH FUNDS

Notes to Financial Statements (continued)

10% Shareholders — As of September 30, 2019, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

Fund	Number of Accounts	Percent of Shares Outstanding
Core Growth Fund	2	45.53%
Emerging India Fund	2	61.43%
Emerging Markets Select Fund	2	61.19%
Emerging Markets Small Cap Fund	2	54.75%
Frontier Emerging Small Countries Fund	3	57.90%
Global Opportunities Fund	3	60.49%
Global Value Fund	2	71.44%
International Growth Fund	2	54.92%
International Opportunities Fund	2	47.58%
Micro Cap Fund	2	35.29%
Micro Cap Value Fund	3	62.60%
Small Cap Growth Fund	2	53.52%
Small Cap Value Fund	3	57.10%
Ultra Growth Fund	2	51.89%
U.S. Treasury Fund	4	56.60%

Affiliated Interests — As of September 30, 2019, Wasatch Advisors, Inc. and its affiliates, and the retirement plans of Wasatch Advisors, Inc. and its affiliates, held shares of the Funds which may be redeemed at any time as detailed below:

Fund	Number of Accounts*	Percent of Shares Outstanding
Core Growth Fund	23	1.14%
Emerging India Fund	32	7.02%
Emerging Markets Select Fund	21	22.49%
Emerging Markets Small Cap Fund	18	3.18%
Frontier Emerging Small Countries Fund	16	3.00%
Global Opportunities Fund	17	8.01%
Global Value Fund	9	1.93%
International Growth Fund	17	1.07%
International Opportunities Fund	20	1.39%
Micro Cap Fund	16	0.66%
Micro Cap Value Fund	17	3.30%
Small Cap Growth Fund	17	1.10%
Small Cap Value Fund	14	1.38%
Ultra Growth Fund	12	0.51%
U.S. Treasury Fund	12	2.51%

*	Multiple accounts with the same beneficial owner are treated as one account.

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the year ended September 30, 2019 with an “affiliated company” as so defined:

	Share Activity				Dividends Credited to Income for the period ended 9/30/2019	Gain (Loss) Realized on Sale of Shares for the period ended 9/30/2019	Change in Unrealized Appreciation (Depreciation) for the period ended 9/30/2019
	Balance 9/30/2018	Purchases/ Additions	Sales/ Reductions	Balance 9/30/2019
Micro Cap Fund
Construction Partners, Inc., Class A*	391,500	362,559	6,088	747,971	$—	$—	$2,637,670
IRIDEX Corp.*	765,198	11,450	776,648	—	—	—	(236,786)
Lonestar Resources US, Inc., Class A	448,332	1,462,254	6,157	1,904,429	—	—	(3,235,649)
Transcat, Inc.	222,492	172,535	3,326	391,701	—	—	1,139,316

	1,827,522	2,008,798	792,219	3,044,101	$—	$—	$304,551

SEPTEMBER 30, 2019

	Share Activity				Dividends Credited to Income for the period ended 9/30/2019	Gain (Loss) Realized on Sale of Shares for the period ended 9/30/2019	Change in Unrealized Appreciation (Depreciation) for the period ended 9/30/2019
	Balance 9/30/2018	Purchases/ Additions	Sales/ Reductions	Balance 9/30/2019
Micro Cap Value Fund
IRIDEX Corp.*	427,793	58,207	135,000	351,000	$—	$—	$(1,356,854)
One Stop Systems, Inc.*	549,990	175,010	—	725,000	—	—	(419,644)

	977,783	233,217	135,000	1,076,000	$—	$—	$(1,776,498)

*

This security was deemed to no longer meet the criteria of an affiliated company at the reporting date. For financial statement purposes, the total amount of the gain (loss) realized on sale of shares and the total change in unrealized appreciation for the period ended September 30, 2019 is included in the Statement of Operations even though the securities were not affiliated companies as of year end.

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and that cannot be sold without prior registration under the Securities Act or that may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee of the Advisor (“Pricing Committee”), comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At September 30, 2019, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Cost	Fair Value	Value as a Percent of Net Assets

Micro Cap Fund
IM Cannabis Finance Ltd.	Subscription Receipt	8/27/19	$2,996,504	$3,007,812	0.63%
Medallia, Inc.	Common Stock	10/19/18 - 2/25/19	5,249,995	14,841,216	3.13%

			$8,246,499	$17,849,028	3.76%

Micro Cap Value Fund
Acetylon Pharmaceuticals, Inc.	Rights	12/21/16	$—	$391,627	0.16%
Acetylon Pharmaceuticals, Inc.	Rights	12/21/16	—	—	—%
Ekso Bionics Holdings Inc., expiring 5/24/2024	Warrants	5/22/19	274,682	26,400	0.01%
Regenacy Pharmaceuticals, LLC	LLC Membership Interest	12/21/16	30,001	20,211	0.01%
Vertex Energy, Inc., Pfd., 6.00% PIK Series B	Convertible Preferred Stock	6/22/15	1,873,900	1,956,197	0.78%
Vertex Energy, Inc., expiring 12/24/2020	Warrants	6/22/15 - 7/15/19	95,000	2,500	0.00%

			$2,273,583	$2,396,935	0.96%

Small Cap Growth Fund
DataStax, Inc., Series E Pfd.	Preferred Stock	8/12/14	$8,000,002	$9,630,230	0.57%
Drilling Info Holdings, Inc., Series B, 7.25%	Seller’s Note	8/3/18	1,364,141	1,728,000	0.10%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 3/31/17	1,778,530	1,614,209	0.10%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 6/29/17	514,561	938,269	0.06%
Medallia, Inc.	Common Stock	2/25/19	10,000,005	16,980,009	1.00%
Nanosys, Inc., Series D Pfd.	Preferred Stock	11/8/05	2,000,000	1,301,695	0.08%
Nanosys, Inc., Series E Pfd.	Preferred Stock	8/13/10	184,939	209,975	0.01%

			$23,842,178	$32,402,387	1.92%

Ultra Growth Fund
Drilling Info Holdings, Inc., Series B, 7.25%	Seller’s Note	8/3/18	$103,793	$132,000	0.02%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 3/31/17	1,602,779	1,452,786	0.23%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 6/29/17	515,573	938,269	0.15%
Medallia, Inc., Series F	Preferred Stock	2/25/19	2,250,000	3,820,500	0.61%
Nanosys, Inc., Series D Pfd.	Preferred Stock	11/8/05	500,001	325,425	0.05%
Nanosys, Inc., Series E Pfd.	Preferred Stock	8/13/10	46,235	52,494	0.01%

			$5,018,381	$6,721,474	1.07%

WASATCH FUNDS

Notes to Financial Statements (continued)

10. LINE OF CREDIT

Effective May 17, 2018, the Funds in the Trust renewed and amended agreements for two open lines of credit totaling $300,000,000, one of which is $100,000,000 committed, and the other of which is $200,000,000 uncommitted, with State Street Bank and Trust Company (together, the “Line”). The agreements, as amended, have no change in the committed, uncommitted and total amounts available on the Line. The Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the higher of (a) the overnight federal-funds rate in effect on the date of borrowing, plus a margin, or (b) the daily 1-Month London Interbank Offered Rate (LIBOR) in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Funds based upon relative average net assets. Interest expense is charged directly to a Fund based upon actual amounts borrowed by that Fund.

For the year ended September 30, 2019, the following Funds had borrowings:

Funds Utilizing the Line of Credit	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at 9/30/2019
Core Growth Fund	$6,244,137	9	$5,809	3.72%	$—
Emerging India Fund	1,102,300	67	7,253	3.54%	—
Emerging Markets Select Fund	427,588	50	2,138	3.60%	—
Emerging Markets Small Cap Fund	4,643,598	171	80,936	3.67%	—
Frontier Emerging Small Countries Fund	3,460,719	90	30,947	3.58%	—
Global Opportunities Fund	474,011	40	1,949	3.70%	—
Global Value Fund	1,056,934	5	551	3.76%	—
International Growth Fund	14,047,253	12	17,529	3.74%	—
International Opportunities Fund	13,007,762	30	40,728	3.76%	—
Micro Cap Fund	3,196,952	15	4,933	3.70%	—
Small Cap Growth Fund	7,121,402	49	36,283	3.74%	—
Ultra Growth Fund	3,116,167	7	2,276	3.76%	—

11. PRINCIPAL RISKS

Market and Credit Risk — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of loss exists due to changes in the market (market risk) or the failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Inflation Risk — Inflation risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

Interest Rate Risk — Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a fund’s fixed-income holdings will make them more sensitive to interest rate risk.

The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

Foreign Currency Risk — If a fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

Region Risk — The Funds, except the U.S. Treasury Fund, invest in equity and fixed-income securities of non-U.S. issuers. Because certain foreign markets are illiquid, market prices may not necessarily represent realizable value. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. These risks are exaggerated for securities of issuers tied economically to emerging and frontier market countries. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

India Region Risk — The securities markets in the India region (India, Bangladesh, Pakistan and Sri Lanka) are substantially smaller, less liquid and more volatile than the major securities markets in the United States and the securities industries in these countries are comparatively underdeveloped. Financial intermediaries may not perform as well as their counterparts in the United States or in other countries with more developed securities markets. In some cases,

SEPTEMBER 30, 2019

physical delivery of securities in small lots has been required in India and shortages of vault capacity and trained personnel have existed among qualified custodial Indian banks. A fund may be unable to sell securities when the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of the fund to invest may be impaired and the fund’s ability to buy or sell Indian securities may be impaired if the fund’s ability to transact is denied, delayed, suspended or not renewed by local regulators. In recent years, exchange-listed companies in the information technology sector and related industries (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. In addition, governmental actions can have a significant effect on economic conditions in the India region, which could adversely affect the value and liquidity of investments. Although the governments of India, Bangladesh, Pakistan and Sri Lanka have recently begun to institute economic reform policies, there can be no assurance that they will continue to pursue such policies or, if they do, that such policies will succeed. The region is an uncertain tax environment and it is difficult to know and predict the potential implications of future tax developments. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The longstanding border dispute with Pakistan remains unresolved. In recent years, terrorists believed to be based in Pakistan struck Mumbai (India’s financial capital), further damaging relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), the result may be military conflict, which could destabilize the economy of India. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.

Liquidity Risk — The trading market for a particular security may be less liquid than it appears and market prices may not represent realizable value. This may be likely when a fund has a proportionately large investment in securities with small market capitalizations or securities in foreign markets that trade infrequently. Reduced liquidity will have an adverse impact on a fund’s ability to sell such securities quickly at the currently marked price if necessary to meet redemptions.

Shareholder Concentration Risk — A significant portion of the net assets of the Frontier Emerging Small Countries Fund is owned by a group of shareholders advised by a common investment advisor. The Emerging Markets Select Fund also has a significant portion of net assets concentrated in relatively few related accounts. In the event of significant redemption activity by these shareholders, the Funds could experience a loss when selling portfolio securities to meet such redemption requests. The Funds could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Fund expenses may increase and performance may be materially affected.

12. FAIR VALUE MEASUREMENTS AND INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds use various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Equity Securities (common and preferred stock) —  Securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on the National Association of Securities Dealer Automated Quotation (“NASDAQ”) system, such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. In some instances, particularly on foreign exchanges, an

WASATCH FUNDS

Notes to Financial Statements (continued)

official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent mean price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Additionally, a fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange-traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges, and the securities are categorized in Level 2 of the fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a fund.

Participation Notes — Investments are valued at the market price of the underlying security. Counterparty risk is regularly reviewed and considered for valuation. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Corporate Debt Securities — Investments are valued at current market value by a pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Short-Term Notes — Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Asset-Backed Securities — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications, new issue data, monthly payment information and collateral performance. Although most asset-backed securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

U.S. Government Issuers — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most U.S. government bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Derivative Instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the mean of the last bid price and ask price on the primary exchange or market as provided by a pricing service. Forward foreign currency contracts are valued at the market rate provided by the pricing service and categorized as Level 2.

Restricted Securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, a stated net asset value (NAV) for the partnership, if applicable, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When the last day of the reporting period is a non-business day, certain foreign markets may be open on days the NYSE is closed, which could result in differences between the value of a fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the fund for financial reporting purposes.

SEPTEMBER 30, 2019

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2019

Core Growth Fund
Assets
Common Stocks		$2,288,700,558	$—	$—	$2,288,700,558
Short-Term Investments		—	8,459,248	—	8,459,248

		$2,288,700,558	$8,459,248	$—	$2,297,159,806

Emerging India Fund
Assets
Common Stocks		$284,529,906	$—	$—	$284,529,906
Corporate Bonds		—	90,658	—	90,658
Short-Term Investments		—	1,279,359	—	1,279,359

		$284,529,906	$1,370,017	$—	$285,899,923

Emerging Markets Select Fund
Assets
Common Stocks
	Electrical Components & Equipment	$1,782,573	$976,655	$—	$2,759,228
	Semiconductors	—	3,557,235	—	3,557,235
	Other	36,988,918	—	—	36,988,918
Preferred Stocks		1,237,910	—	—	1,237,910
Corporate Bonds		—	11,269	—	11,269
Short-Term Investments		—	201,512	—	201,512

		$40,009,401	$4,746,671	$—	$44,756,072

Emerging Markets Small Cap Fund
Assets
Common Stocks
	Commodity Chemicals	$9,492,032	$8,377,286	$—	$17,869,318
	Consumer Finance	24,314,030	9,479,174	—	33,793,204
	Department Stores	—	4,113,834	—	4,113,834
	Electrical Components & Equipment	4,129,407	13,168,284	—	17,297,691
	Electronic Equipment & Instruments	—	5,361,156	—	5,361,156
	Industrial Machinery	—	3,223,914	—	3,223,914
	Pharmaceuticals	—	—	16,608	16,608
	Semiconductors	3,635,474	26,480,003	—	30,115,477
	Other	248,972,366	—	—	248,972,366
Preferred Stocks		7,034,171	—	—	7,034,171
Corporate Bonds		—	58,535	—	58,535
Short-Term Investments		—	589,863	—	589,863

		$297,577,480	$70,852,049	$16,608	$368,446,137

Frontier Emerging Small Countries Fund
Assets
Common Stocks
	Commodity Chemicals	$—	$1,436,866	$—	$1,436,866
	Consumer Finance	5,370,414	1,660,181	—	7,030,595
	Food Retail	2,597,101	1,038,438	—	3,635,539
	Other	46,502,315	—	—	46,502,315
Preferred Stocks		2,077,041	—	—	2,077,041

		$56,546,871	$4,135,485	$—	$60,682,356

WASATCH FUNDS

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2019
Global Opportunities Fund
Assets
Common Stocks
	Commodity Chemicals	$—	$1,387,607	$—	$1,387,607
	Consumer Finance	4,906,507	1,468,842	—	6,375,349
	Electrical Components & Equipment	949,460	1,965,294	—	2,914,754
	Semiconductors	3,947,666	3,078,918	—	7,026,584
	Other	104,995,094	—	—	104,995,094
Short-Term Investments		—	405,056	—	405,056

		$114,798,727	$8,305,717	$—	$123,104,444

Global Value Fund
Assets
Common Stocks
	Commodity Chemicals	$—	$1,581,658	$—	$1,581,658
	Life & Health Insurance	—	3,201,647	—	3,201,647
	Other	142,946,583	—	—	142,946,583
Short-Term Investments		—	6,261,985	—	6,261,985

		$142,946,583	$11,045,290	$—	$153,991,873

International Growth Fund
Assets
Common Stocks
	Electrical Components & Equipment	$—	$15,794,383	$—	$15,794,383
	Semiconductors	18,031,660	27,209,527	—	45,241,187
	Other	1,041,467,085	—	—	1,041,467,085
Short-Term Investments		—	42,045,094	—	42,045,094

		$1,059,498,745	$85,049,004	$—	$1,144,547,749

International Opportunities Fund
Assets
Common Stocks
	Alternative Carriers	$—	$5,322,221	$—	$5,322,221
	Application Software	61,257,884	6,216,942	—	67,474,826
	Department Stores	5,262,192	5,631,440	—	10,893,632
	Education Services	—	2,569,348	—	2,569,348
	Electrical Components & Equipment	2,259,343	6,727,433	—	8,986,776
	Food Retail	15,320,449	3,995,240	—	19,315,689
	Restaurants	2,538,821	—	7,747	2,546,568
	Other	362,827,356	—	—	362,827,356
Short-Term Investments		—	28,947,270	—	28,947,270

		$449,466,045	$59,409,894	$7,747	$508,883,686

Micro Cap Fund
Assets
Common Stocks
	Application Software	$—	$—	$14,841,216	$14,841,216
	Other	449,874,341	—	—	449,874,341
Subscription Receipts		—	—	3,007,812	3,007,812
Short-Term Investments		—	6,310,337	—	6,310,337

		$449,874,341	$6,310,337	$17,849,028	$474,033,706

SEPTEMBER 30, 2019

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2019
Micro Cap Value Fund
Assets
Common Stocks
	Education Services	$—	$2,126,906	$—	$2,126,906
	Health Care Equipment	9,435,180	—	—	9,435,180
	Other	221,866,502	—	—	221,866,502
Convertible Preferred Stocks		—	—	1,956,197	1,956,197
Rights		—	—	391,627	391,627
Limited Liability Company Membership Interest		—	—	20,211	20,211
Warrants		—	—	28,900	28,900
Short-Term Investments		—	12,976,983	—	12,976,983

		$231,301,682	$15,103,889	$2,396,935	$248,802,506

Small Cap Growth Fund
Assets
Common Stocks
	Application Software	$203,367,012	$—	$16,980,008	$220,347,020
	Other	1,449,687,379	—	—	1,449,687,379
Preferred Stocks		—	—	11,141,900	11,141,900
Limited Partnership Interest[1]		—	—	—	2,552,478
Seller’s Note		—	—	1,728,000	1,728,000
Short-Term Investments		—	5,166,045	—	5,166,045

		$1,653,054,391	$5,166,045	$29,849,908	$1,690,622,822

Small Cap Value Fund
Assets
Common Stocks		$811,564,778	$—	$—	$811,564,778
Short-Term Investments		—	14,675,345	—	14,675,345

		$811,564,778	$14,675,345	$—	$826,240,123

Ultra Growth Fund
Assets
Common Stocks
	Application Software	$86,824,630	$—	$3,820,500	$90,645,130
	Other	515,588,525	—	—	515,588,525
Preferred Stocks		—	—	377,919	377,919
Limited Partnership Interest[1]		—	—	—	2,391,055
Seller’s Note		—	—	132,000	132,000
Short-Term Investments		—	16,087,478	—	16,087,478

		$602,413,155	$16,087,478	$4,330,419	$625,222,107

U.S. Treasury Fund
Assets
U.S. Government Obligations		$—	$377,281,639	$—	$377,281,639
Short-Term Investments		—	1,434,101	—	1,434,101

		$—	$378,715,740	$—	$378,715,740

[1]

Certain investments measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table above are intended to permit reconciliation to the amounts presented in the Schedule of Investments.

Fund	Fair Value at 9/30/2019	Unfunded Commitments	Redemption Frequency (if currently eligible)	Redemption Notice Period
Small Cap Growth Fund
Limited Partnership Interests[1]	$2,552,478	$—	Never	N/A
Ultra Growth Fund
Limited Partnership Interests[1]	$2,391,055	$—	Never	N/A

[1]

The fair values of these limited partnership interests have been estimated using the net asset value of the Fund’s Limited Partner’s Capital Account. These limited partnership interests can never be redeemed. Distributions from each limited partnership will be received as the underlying investments are liquidated. It is estimated that the underlying assets of the limited partnerships will be liquidated over the next one to five years.

WASATCH FUNDS

Notes to Financial Statements (continued)

If the securities of an Asset Class are all the same level, the asset class is shown in total. If the securities of an Asset Class cross levels, the level with the smallest number of categories and with multiple levels within a category is displayed by category. The remaining categories that do not cross levels are combined into the “Other” category.

The valuation techniques used by the Funds to measure fair value for the year ended September 30, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. The table below shows the significant transfers between Level 1 and Level 2 due to fair valuation in certain foreign markets pursuant to a systematic valuation model.

Transfer Out of Level 1 into Level 2
International Growth Fund	$43,003,911
International Opportunities Fund	12,358,873
Emerging Markets Select Fund	3,557,235
Emerging Markets Small Cap Fund	52,347,190
Global Opportunities Fund	3,184,224
Global Value Fund	3,201,647

Transfer Out of Level 2 into Level 1
Frontier Emerging Small Countries Fund	$2,447,614

There were transfers of $10,632,125 in the Core Growth Fund and $42,754,388 in the Small Cap Growth Fund from Level 3 to Level 1 due to a change in pricing strategy on a private company that came public. This transfer amount represents the beginning of the period value for DocuSign, Inc., which transferred to Level 1 during the period in order to properly represent the activity on the Level 3 Rollforward presented below.

There was a transfer of $2,628,758 in the Emerging India Fund out of Level 3 to Level 1 due to a change in pricing strategy on a private company that came public. This transfer amount represents the beginning of the period value for Aavas Financiers Ltd., which transferred to Level 1 during the period in order to properly represent the activity on the Level 3 Rollforward presented below.

There was a transfer of $ 1,969,821 in the Frontier Emerging Small Countries Fund out of Level 3 to Level 1 due to an exchange of assets. This transfer represents the beginning of the period value which was transfered to Level 1 during the period to properly represent the activity on the Level 3 Rollforward presented below.

There was a transfer of $7,747 in the International Opportunities Fund from Level 1 to Level 3.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds during the year ended September 30, 2019:

Fund	Market Value Beginning Balance 9/30/2018	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 9/30/2019	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 9/30/2019
Core Growth Fund
Common Stocks	$10,632,125	$—	$—	$—	$—	$—	$—	$(10,632,125)	$—	$—

	$10,632,125	$—	$—	$—	$—	$—	$—	$(10,632,125)	$—	$—

Emerging India Fund
Common Stocks	$2,628,758	$—	$—	$—	$—	$—	$—	$(2,628,758)	$—	$—

	$2,628,758	$—	$—	$—	$—	$—	$—	$(2,628,758)	$—	$—

Emerging Markets Small Cap Fund
Common Stocks	$16,628	$—	$—	$—	$—	$(20)	$—	$—	$16,608	$(20)

	$16,628	$—	$—	$—	$—	$(20)	$—	$—	$16,608	$(20)

Frontier Emerging Small Countries Fund
Other assets less liabilities	$1,969,821	$—	$—	$—	$—	$—	$—	$(1,969,821)	$—	$—

	$1,969,821	$—	$—	$—	$—	$—	$—	$(1,969,821)	$—	$—

SEPTEMBER 30, 2019

Fund	Market Value Beginning Balance 9/30/2018	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 9/30/2019	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 9/30/2019
International Opportunities Fund
Common Stocks	$—	$—	$—	$—	$—	$—	$7,747	$—	$7,747	$—

	$—	$—	$—	$—	$—	$—	$7,747	$—	$7,747	$—

Micro Cap Fund
Common Stocks	$—	$5,249,995	$—	$—	$—	$9,591,221	$—	$—	$14,841,216	$9,591,221
Subscription Receipt	—	2,996,503	—	—	—	11,309	—	—	3,007,812	11,309

	$—	$8,246,498	$—	$—	$—	$9,602,530	$—	$—	$17,849,028	$9,602,530

Micro Cap Value Fund
Convertible Preferred Stocks	$1,855,059	$113,841	$—	$—	$—	$(12,703)	$—	$—	$1,956,197	$(12,703)
Rights	326,356	—	—	—	—	65,271	—	—	391,627	65,271
Limited Liability Company Membership Interest	44,465	—	—	—	—	(24,254)	—	—	20,211	(24,254)
Warrants	40,000	274,682	—	—	—	(285,782)	—	—	28,900	(285,782)

	$2,265,880	$388,523	$—	$—	$—	$(257,468)	$—	$—	$2,396,935	$(257,468)

Small Cap Growth Fund
Common Stocks	$42,754,388	$10,000,005	$—	$—	$—	$6,980,004	$—	$(42,754,388)	$16,980,009	$6,980,004
Preferred Stocks	11,530,569	—	—	—	—	(388,669)	—	—	11,141,900	(388,669)
Seller’s Note	1,728,000	—	—	704,991	—	(704,991)	—	—	1,728,000	(704,991)

	$56,012,957	$10,000,005	$—	$704,991	$—	$5,886,344	$—	$(42,754,388)	$29,849,909	$5,886,344

Ultra Growth Fund
Common Stocks	$—	$2,250,000	$—	$—	$—	$1,570,500	$—	$—	$3,820,500	$1,570,500
Preferred Stocks	87,758	—	—	—	—	290,161	—	—	377,919	290,161
Seller’s Note	132,000	—	—	54,291	—	(54,291)	—	—	132,000	(54,291)

	$219,758	$2,250,000	$—	$54,291	$—	$1,806,370	$—	$—	$4,330,419	$1,806,370

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

Fund	Description	Fair Value at 9/30/2019	Valuation Technique	Unobservable Input	Range (Average)
Micro Cap Fund	Restricted Common Stock: Application Software	$14,841,216	Discount for lack of marketability	Discount for lack of marketability	7%
Micro Cap Fund	Direct Venture Capital Investments: Health Care Services	$3,007,812	Cost	Cost	100%
Micro Cap Value Fund	Convertible Preferred Stocks: Oil & Gas Refining & Marketing	$1,956,197	Bond model with call option	Bond model with call option	100%
Micro Cap Value Fund	Rights: Pharmaceuticals	$391,627	Probability of receipt	Probability of receipt	30%
Small Cap Growth Fund	Direct Venture Capital Investments: Biotechnology	$1,511,670	Market comparable companies	EV/R* multiple Discount for lack of marketability	0.8 - 27.8 (7.1) 20%
Small Cap Growth Fund	Direct Venture Capital Investments: Application Software	$16,980,009	Discount for lack of marketability	Discount for lack of marketability	7%
Small Cap Growth Fund	Direct Venture Capital Investments: Systems Software	$9,630,230	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.8 - 20.4 (9.3) 20%
Small Cap Growth Fund	Seller’s Note: Oil & Gas Equipment & Services	$1,728,000	Par	Par	100%
Ultra Growth Fund	Direct Venture Capital Investments: Biotechnology	$377,919	Market comparable companies	EV/R* multiple Discount for lack of marketability	0.8 - 27.8 (7.1) 20%

WASATCH FUNDS

Notes to Financial Statements (continued)

Fund	Description	Fair Value at 9/30/2019	Valuation Technique	Unobservable Input	Range (Average)
Ultra Growth Fund	Direct Venture Capital Investments: Application Software	$3,820,500	Discount for lack of marketability	Discount for lack of marketability	7%
Ultra Growth Fund	Seller’s Note: Oil & Gas Equipment & Services	$132,000	Par	Par	100%

*	Enterprise-Value-To-Revenue Multiple-(“EV/R”) is a measure of the value of a stock that compares a company’s enterprise value to its revenue.

Changes in EV/R multiples may change the fair value of an investment. Generally, a decrease in this multiple will result in a decrease in the fair value of an investment.

The Funds’ other Level 3 investments have been valued using observable inputs, unadjusted third-party transactions and quotations or unadjusted historical third party information. No unobservable inputs internally developed by the Funds have been applied to these investments, thus they have been excluded from the above table.

Other information regarding the Funds is available in the Funds’ most recent Prospectus and Report to Shareholders. This information is available on the Funds’ website at wasatchglobal.com and on the Securities and Exchange Commission’s website at www.sec.gov.

13. OFFSETTING

Each Fund is party to various netting arrangements. The Financial Accounting Standards Board (“FASB”) requires disclosure about certain netting arrangements and similar agreements to enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The scope of the disclosure is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

The following tables present information about financial instruments that were subject to enforceable netting arrangements as of September 30, 2019:

REPURCHASE AGREEMENTS

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Asset Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Received[1]	Net Amount (not less than 0)
Core Growth Fund	Fixed Income Clearing Corp.	$8,459,248	$—	$(8,459,248)	$—
Emerging India Fund	Fixed Income Clearing Corp.	1,279,359	—	(1,279,359)	—
Emerging Markets Select Fund	Fixed Income Clearing Corp.	201,512	—	(201,512)	—
Emerging Markets Small Cap Fund	Fixed Income Clearing Corp.	589,863	—	(589,863)	—
Global Opportunities Fund	Fixed Income Clearing Corp.	405,056	—	(405,056)	—
Global Value Fund	Fixed Income Clearing Corp.	6,261,985	—	(6,261,985)	—
International Growth Fund	Fixed Income Clearing Corp.	42,045,094	—	(42,045,094)	—
International Opportunities Fund	Fixed Income Clearing Corp.	28,947,270	—	(28,947,270)	—
Micro Cap Fund	Fixed Income Clearing Corp.	6,310,337	—	(6,310,337)	—
Micro Cap Value Fund	Fixed Income Clearing Corp.	12,976,983	—	(12,976,983)	—
Small Cap Growth Fund	Fixed Income Clearing Corp.	5,166,045	—	(5,166,045)	—
Small Cap Value Fund	Fixed Income Clearing Corp.	14,675,345	—	(14,675,345)	—
Ultra Growth Fund	Fixed Income Clearing Corp.	16,087,478	—	(16,087,478)	—
U.S. Treasury Fund	Fixed Income Clearing Corp.	1,434,101	—	(1,434,101)	—

[1]

Repurchase agreements are classified as short-term investments in the Statements of Assets and Liabilities. The market value of the collateral received is greater than the amounts indicated in the table. For further information, see Note 3 — Securities and Other Investments “Repurchase Agreements” and the Schedules of Investments.

14. REORGANIZATION

On September 21, 2018, the Global Value Fund (“Surviving Portfolio”) acquired all of the assets and liabilities of the Long/Short Fund (“Acquired Portfolio”), in a tax free exchange for Federal tax purposes, pursuant to the plan of reorganization (“Reorganization”) approved by the Board and shareholders of record of the Long/Short Fund as of the applicable record date. The costs of the reorganization incurred by the Acquired Portfolio were split equally between the Advisor and the Acquired Fund, subject to the contractual expense cap limitations. The shares issued by the Surviving Portfolio are presented in the Statements of Changes in Net Assets. The number of shares acquired and issued by the Surviving Portfolio, the net assets and unrealized appreciation or

SEPTEMBER 30, 2019

depreciation of the Acquired Portfolio as of the reorganization date immediately prior to the Reorganization, and the net assets of the Surviving Portfolio as of the reorganization date immediately prior to and after the Reorganization were as follows:

Date of Reorganization	Surviving Portfolio	Acquired Portfolio	Shares Acquired	Shares Issued in Acquisition	Surviving Portfolio Net Assets	Acquired Portfolio Net Assets	Net Assets After Reorganization	Acquired Portfolio Unrealized Appreciation
September 21, 2018	Global Value Fund	Long/Short Fund	3,422,905	4,753,382	$159,659,315	$44,308,211	$203,967,525	$3,407,882

Assuming the Reorganization had been completed on October 1, 2017, the beginning of the annual reporting period, the pro forma results of operations for the year ended September 30, 2018 would have been as follows:

Net investment income: $4,443,348

Net realized and unrealized gain: $3,889,153

Net increase in net assets resulting from operations: $8,332,501

15. SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events and has determined that there are no additional events that would require adjustment to or additional disclosure in the Funds’ financial statements.

WASATCH FUNDS	SEPTEMBER 30, 2019

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Wasatch Funds Trust and Shareholders of Wasatch Core Growth Fund®, Wasatch Emerging India Fund®, Wasatch Emerging Markets Select Fund®, Wasatch Emerging Markets Small Cap Fund®, Wasatch Frontier Emerging Small Countries Fund®, Wasatch Global Opportunities Fund®, Wasatch Global Value Fund®, Wasatch International Growth Fund®, Wasatch International Opportunities Fund®, Wasatch Micro Cap Fund®, Wasatch Micro Cap Value Fund®, Wasatch Small Cap Growth Fund®, Wasatch Small Cap Value Fund®, Wasatch Ultra Growth Fund®, and Wasatch-Hoisington U.S. Treasury Fund®

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Wasatch Core Growth Fund®, Wasatch Emerging India Fund®, Wasatch Emerging Markets Select Fund®, Wasatch Emerging Markets Small Cap Fund®, Wasatch Frontier Emerging Small Countries Fund®, Wasatch Global Opportunities Fund®, Wasatch Global Value Fund®, Wasatch International Growth Fund®, Wasatch International Opportunities Fund®, Wasatch Micro Cap Fund®, Wasatch Micro Cap Value Fund®, Wasatch Small Cap Growth Fund®, Wasatch Small Cap Value Fund®, Wasatch Ultra Growth Fund®, and Wasatch-Hoisington U.S. Treasury Fund® (constituting Wasatch Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

November 25, 2019

We have served as the auditor of one or more investment companies in Wasatch Funds Trust since 2002.

WASATCH FUNDS	SEPTEMBER 30, 2019

Supplemental Information

MANAGEMENT OF THE TRUST

Management Information. The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of four Independent Trustees, all of whom were elected by shareholders to serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws.

The Trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Trust name. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, online at wasatchglobal.com or upon request by calling Wasatch Funds at 800.551.1700.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years[2]
Independent Trustees

James U. Jensen, J.D., MBA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 75	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Law & Governance Group (an operating law firm board governance consulting company) April 2008 to present. Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	17	Director and Board Chairman of Agricon Global Corporation (formerly known as Bayhill Capital Corporation) (telephone communications) from December 2007 to February 2014. Trustee, Northern Lights Fund Trust III (36 portfolios) since 2012.

Miriam M. Allison 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 72	Trustee and Chairman of the Audit Committee	Indefinite Served as Trustee since 2010	Rancher since 2004. Chairman of UMB Fund Services, Inc. from 2001 to 2005.	17	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) since 2006.

Heikki Rinne, MBA, Ph.D. 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 67	Trustee	Indefinite Served as Trustee since October 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company) from 2002 to 2016. A Founder and Principal Owner of Sitoumus LLC (a training and consulting firm focusing on empowering organizational and individual engagement as well as general consulting) January 2017 to present.	17	Director, Halton Group Ltd. since 2016.

Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 66	Trustee	Indefinite Served as Trustee since October 2014	Director, Youth Sports Alliance since 2015. Director, Utah Symphony/Utah Opera since 2005. Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) from 2009 to 2012. Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002 to 2004.	17

Director, Youth Sports Alliance since 2015. Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) 2009 to 2012.

Director Emeritus, Utah Symphony/Utah Opera since September 2017. Director, Utah Symphony/Utah Opera from 2005 to September 2017.

[1]

A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years. The Board of Trustees reserves the right to permit continued service after the mandatory retirement age for any individual Trustee in its sole discretion. The Board has approved a one-year waiver of the mandatory retirement age for Mr. Jensen.

[2]

Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

WASATCH FUNDS	SEPTEMBER 30, 2019 (UNAUDITED)

Supplemental Information (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Eric S. Bergeson 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 53	President	Indefinite Served as President since May 2018	President for the Trust since May 2018. President of the Advisor since January 2017. Vice President of Institutional Sales for the Advisor since June 1998.

Russell L. Biles 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 51	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007. Secretary for Wasatch Funds since November 2008. Counsel for the Advisor since October 2006.

Michael K. Yeates 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 37	Treasurer	Indefinite Served as Treasurer since May 2018	Treasurer for Wasatch Funds since May 2018. Chief Financial Officer of the Advisor since September 2007.

David Corbett 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 46	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012. Director of Mutual Fund Services for the Advisor since June 2007.

Cheryl Reich 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 36	Assistant Secretary	Indefinite Served as Assistant Secretary since February 2017	Assistant Secretary for Wasatch Funds since February 2017. Compliance Associate for the Advisor since September 2012.

Kara H. Becker 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 36	Assistant Treasurer	Indefinite Served as Assistant Treasurer since May 2018	Assistant Treasurer for the Trust since May 2018. Controller for the Advisor since January 2012.

Additional information about the Funds’ trustees is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

SEPTEMBER 30, 2019 (UNAUDITED)

ADDITIONAL TAX INFORMATION

The Funds hereby designate the following amounts or maximum amounts allowable as long term capital gain dividends for the purpose of the dividends paid deduction. The amounts designated here include the utilization of earnings and profits distributed to shareholders on the redemption of shares.

Fund	Amount
Core Growth Fund	$172,135,583
Emerging India Fund	15,619,790
Emerging Markets Small Cap Fund	48,977,453
Global Opportunities Fund	15,578,105
Global Value Fund	23,053,698
International Growth Fund	170,045,903
International Opportunities Fund	11,299,512
Micro Cap Fund	87,356,742
Micro Cap Value Fund	26,820,661
Small Cap Growth Fund	414,909,154
Small Cap Value Fund	31,718,827
Ultra Growth Fund	11,813,532

For the fiscal year ended September 30, 2019, certain divi-dends paid by each Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extent dividends are paid during the calendar year 2019, complete informa- tion will be reported on shareholders’ 2019 Form 1099-DIV.

The amount designated as qualified dividend income for the year ended September 30, 2019 will be at the highest amount permitted by law.

Corporate shareholders should note that for the year ended September 30, 2019, the percentage of the Funds’ investment income (i.e., net investment income plus short- term capital gains) that qualified for the corporate dividends received deductions are as follows:

Fund	Percentage
Global Value Fund	40%
Ultra Growth	3%

The Wasatch Global Value Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended September 30, 2019, the total amount of foreign taxes paid that was passed through to its shareholders for information reporting purposes was $413,005.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information, which is available without charge, upon request, on the Funds’ website at wasatchglobal.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available without charge on the Funds’ website at wasatchglobal.com and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ended June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

The Funds file their complete schedules of investments with the SEC for their first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the SEC’s website at www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference room may be obtained by calling 800.SEC.0330).

WASATCH FUNDS	SEPTEMBER 30, 2019 (UNAUDITED)

Service Providers

INVESTMENT ADVISOR

Wasatch Advisors, Inc.

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

SUB-ADVISOR FOR THE WASATCH-HOISINGTON U.S. TREASURY FUND

Hoisington Investment Management Co.

6836 Bee Caves Road

Building 2, Suite 100

Austin, TX 78746

ADMINISTRATOR AND FUND ACCOUNTANT

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

TRANSFER AGENT

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

LEGAL COUNSEL TO WASATCH FUNDS AND

INDEPENDENT TRUSTEES

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. Central Time

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT DELIVERY

Wasatch Funds

235 West Galena Street

Milwaukee, WI 53212

ONLINE

wasatchglobal.com

shareholderservice@wasatchfunds.com

WASATCH GLOBAL INVESTORS 2019 Annual Report wasatchglobal.com – 800.551.1700 mix paper from responsible sources fsc www.fsc.org fsc c132107

Item 2.  Code of Ethics.

(a)	Wasatch Funds Trust (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

(1)

The Board of Trustees of the Registrant has determined that the Registrant has at least one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2)	The name of the audit committee financial expert is Miriam M. Allison. Ms. Allison is deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(3)	Not applicable.

Item 4.  Principal Accountant Fees and Services.

(a)

Audit Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm for the audit of the Registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended September 30, 2019 and 2018 were $418,480 and $404,327, respectively.

(b)

Audit Related Fees – During the fiscal years ended September 30, 2019 and 2018, the Registrant was not billed any fees by the independent registered public accounting firm for assurance and related services rendered by the independent registered public accounting firm to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

During the fiscal years ended September 30, 2019 and 2018, no fees for assurance and related services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser (the “Advisor”) or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(c)

Tax Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm to the Registrant for tax compliance, tax advice, tax planning and tax return preparation for the last two fiscal years ended September 30, 2019 and 2018 were $95,975 and $97,900, respectively. These services consisted of the independent registered public accounting firm reviewing the Registrant’s excise tax returns, distribution requirements and RIC tax returns, as well as consultations regarding the liquidation of a series of the Trust.

During the fiscal years ended September 30, 2019 and 2018, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Advisor or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(d)

All Other Fees – The aggregate fees billed for products and services provided by the independent registered public accounting firm to the Registrant, other than the services reported in paragraph (a) – (c) of this Item 4, for the fiscal years ended September 30, 2019 and 2018 were $0 and $0, respectively.

During the fiscal years ended September 30, 2019 and 2018, no fees for other services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Advisor or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(e)	Pre-Approval Policies and Procedures

(1)        Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to the Registrant or consulting services to the Advisor, and to receive the specific representations of the independent registered public accounting firm as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Registrant as required by Section 201 of the Sarbanes-Oxley Act, any pre-approval requests submitted by the independent registered public accounting firm as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in Section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent registered public accounting firm to provide any services (other than prohibited non-audit services) including the fees and other compensation to be paid to the independent registered public accounting firm.

The independent registered public accounting firm is authorized by the Audit Committee to provide non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Registrant provided that (i) the fees payable with respect to such services do not exceed $5,000 in any calendar quarter and (ii) such fees are ratified by the Audit Committee at its next meeting. The fees payable with respect to non-audit services may be increased by the affirmative vote of a majority of the members of the Audit Committee.

(2)        There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “De Minimis Rule”). There were no fees billed for services provided to the Advisor described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)	No disclosures are required by this Item 4(f).

(g)

For the fiscal years ended September 30, 2019 and 2018, the aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant and the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provided ongoing services to the Registrant were approximately $0 and $0, respectively.

(h)	No disclosures are required by this Item 4(h).

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to this item.

Item 11.  Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13.  Exhibits.

(a)(1)	Code of Ethics is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/s/ Eric S. Bergeson
Eric S. Bergeson
President (principal executive officer) of Wasatch Funds Trust

Date:	December 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Eric S. Bergeson
Eric S. Bergeson
President (principal executive officer) of Wasatch Funds Trust

Date:	December 2, 2019

By:	/s/ Michael K. Yeates
Michael K. Yeates
Treasurer (principal financial officer) of Wasatch Funds Trust

Date:	December 2, 2019